SECURED PROMISSORY NOTE


$3,000,000               Santa Rosa, California             March 15, 1996


     FOR VALUE RECEIVED, the undersigned, OPTICAL COATING LABORATORY, INC., a Delaware corporation (the "BORROWER"), hereby promises to pay, in a lawful money of the United States, in installments as herein stated, to the order of AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation ("HOLDER"), the principal sum of Three Million and No/100 Dollars ($3,000,000.00) ("THE LOAN") together with interest on the unpaid principal balance hereof from the "Interest Accrual Date" (as hereinafter defined) at the rate of seven and one-half percent (7.5%) per annum (the "INTEREST RATE") in legal tender of the United States of America until paid in full. The "INTEREST ACCRUAL DATE" shall be the date hereafter endorsed on the first page of this Note.*

     As used herein, the term "Loan Year" shall mean and refer to each twelve (12) month period starting on the Adjustment Date (as hereinafter defined).

     Until otherwise directed by the Holder in writing, the installments as herein stated shall be paid by preauthorized Automated Clearinghouse transaction (ACH) initiated by Holder of immediate available federal funds to Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60690, Account No. 164-096-0 (Aid Association for Lutherans).

     This Note is secured by (i) a Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) (the "DEED OF TRUST") of even date herewith executed by Borrower, as trustor, for Holder, as beneficiary, which is a lien on property (the "PROPERTY") (and the rents therefrom) located in the City of Santa Rosa, County of Sonoma, State of California, all as more particularly described in the Deed of Trust; (ii) an Assignment of Rents and Leases (the "ASSIGNMENT") of even date herewith executed by Borrower, as assignor, in favor of Holder, as assignee, in which Borrower has absolutely assigned to Holder (with a license back to Borrower on the terms and conditions contained therein) the rents, additional rents, profits, royalties and payments of the Property. (It being expressly understood and agreed that all revenues derived from the Property which are received by Borrower shall be held by Borrower in trust to be used first for the payments required under this Note and for legitimate operating expenses of the Property); and (iii) such other and sundry documents executed by Borrower to further evidence or secure the Loan. The Deed of Trust, the Assignment and all other documents and agreements now or hereafter executed and delivered as


________________________________________________________________________
* Interest on the within Note to accrue from and after ___________, 1996 (the "INTEREST ACCRUAL DATE").

security for the Loan are referred to collectively as the "Security Documents." Reference is hereby made to the Security Documents for a description of the nature and extent of such security and such assignment and the rights of Holder with respect thereto.

     If the Interest Accrual Date is on any day other than the fifteenth day of a calendar month, Borrower shall pay, on the fifteenth day of the next calendar month (such payment date called the "ADJUSTMENT DATE"), interest accrued on the principal amount from the Interest Accrual Date to the Adjustment Date, such payment to be deducted by Holder from the commitment fee delivered by Borrower to Holder. If the Interest Accrual Date is the fifteenth day of a calendar month, such date shall be deemed to be the Adjustment Date, and no interest payment shall be made on that date. From and after the Adjustment Date, except as otherwise provided herein, principal and interest on this Note shall be payable in installments of Twenty-Seven Thousand Eight Hundred Eleven and No/100 Dollars ($27,811.00) to be applied, except as otherwise provided herein, first to the payment of accrued interest and then to the reduction of principal, commencing on the fifteenth day of the calendar month following the Adjustment Date and continuing on the fifteenth day of each calendar month thereafter through and including the one hundred seventy-ninth (179th) month after the Adjustment Date. The remaining principal balance hereof, together with all accrued interest thereon, shall be due and payable on the fifteenth day of the one hundred eightieth (180th) month after the Adjustment Date.

     Interest on this Note will be computed on the basis of a three hundred sixty (360) day year comprised of twelve (12) thirty (30) day months.


     Borrower has no right, and no privilege is reserved, to prepay principal during the first four (4) Loan Years.

     Commencing on the first day of the fifth (5th) Loan Year (that is, on the fourth (4th) anniversary of the Adjustment Date) through the last day of the sixth (6th) month of the fifteenth (15th) Loan Year (premium prepayment period), Borrower shall have the privilege following the giving of at least sixty (60) days' prior written notice to Holder, of prepaying all (but not less than all) of the then outstanding principal balance hereof, together with all interest accrued, but unpaid thereon to the date of prepayment, and any expenses then due Holder, upon payment by the Borrower of a prepayment privilege fee (the "PREPAYMENT PRIVILEGE FEE") equal to the amount prepaid times the "Privilege Rate." As used herein, the term "PRIVILEGE RATE" shall mean and refer to (a) the difference between (1) the Interest Rate on the Loan and (2) the market yield of U.S. Treasury issues (as quoted daily in The Wall Street Journal), which have the closest maturity date (month and year) to the date the Loan can be prepaid at par multiplied by (b) the remaining term of the premium prepayment period (the remaining term to be expressed as a fraction equal to the number of days between the date of prepayment and the last day of the premium prepayment period over 365). The Prepayment Privilege Fee shall be reduced to a present value on a per period basis discounted at the above Treasury issues rate. In no event, however, shall the Prepayment Privilege Fee be less than one percent (1%) of the outstanding principal. Notwithstanding the above, Borrower agrees that in the event of the occurrence of an Event of Default followed by acceleration of the maturity of this Note, a tender of an amount necessary to satisfy the entire indebtedness shall be deemed a voluntary prepayment, and to the extent permitted by law, shall include the foregoing Prepayment Privilege Fee; provided, however, that if such tender occurs during the first four (4) Loan Years, Borrower shall pay a prepayment privilege fee which is equal to the greater of (i) the amount prepaid multiplied by the Privilege Rate or
(ii) eight percent (8%) of the amount prepaid.

     Commencing with the first day of the seventh (7th) month of the fifteenth (15th) Loan Year, Borrower shall have the right, following the giving of not less than sixty (60) days' prior written notice to Holder, to prepay all (and not less than all) of the then outstanding principal balance of the Loan, together with interest accrued but unpaid thereon to the date of prepayment and any expenses then due Holder, with no prepayment privilege fee, penalty or other similar charge.

     Anything herein to the contrary notwithstanding, Borrower shall not be liable for damages or any fee if, after giving notice of prepayment, Borrower fails to prepay this Note for any reason; provided, however, that
(a) Borrower's failure shall not relieve Borrower of any of its obligations under this Note or any of the Security Documents or any other documents relating thereto, and (b) Borrower shall immediately reimburse Holder for any out-of-pocket expenses (including attorneys' fees and costs) incurred by Holder relating to the proposed prepayment together with a processing fee in the amount of One Thousand Dollars ($1,000).

     If Holder should determine, in its sole option and absolute discretion, to accept a prepayment of less than all of the outstanding principal balance together with accrued but unpaid interest thereon, all such prepayments accepted in Holder's sole option and absolute discretion shall, except for any prepayment privilege fee assessed by Holder, first be applied against accrued interest then due and owing and thereafter against the principal due hereunder in the inverse order of principal payments as they mature. Such partial prepayments, if permitted at Holder's sole option and absolute discretion, shall not relieve the obligation of Borrower to pay installments of principal and interest when due hereunder and any such partial prepayments shall be subject to a prepayment privilege fee as determined by Holder in its sole and absolute discretion. Holder's consent to any such partial prepayment will not be a consent to any other or subsequent partial prepayment or a waiver of the need for such consent in any future or other instance.

     Notwithstanding anything to the contrary contained in this Note, if the Deed of Trust specifically and expressly permits prepayment without prepayment privilege fee in any instance, no prepayment privilege fee shall be assessed under this Note.

     Without the prior written consent of Holder (which consent or the denial thereof shall be in Holder's sole and absolute discretion), Borrower shall not hypothecate, pledge, grant a security interest in or otherwise encumber (whether voluntarily or by operation of law) all or any portion of the Trust Property (as defined in the Deed of Trust) (a "PROHIBITED ENCUMBRANCE").

     Except as otherwise provided in Article 1, Section 1.8 of the Deed of Trust, in the event that without the prior written consent of Holder, which consent or the denial thereof shall be in Holder's sole and absolute discretion, (a) Borrower (or any subsequent holder of an interest in the Trust Property following a transfer to which Holder consents or that is otherwise permitted hereby (a "SUBSEQUENT OWNER")) sells, assigns, conveys, contracts to sell, leases (other than pursuant to any existing leases of the Trust Property that have been approved by Holder) or otherwise transfers all or any portion of the Trust Property or any interest or estate therein (whether possessory or nonpossessory), whether voluntarily or by operation of law; or (b) there occurs a transfer, in the aggregate, of more than fifty percent (50%) of the shares in Borrower to one person or entity and any affiliates of any such person or entity (the occurrence of an event described in (a) or (b) that occurs without Holder's consent being referred to herein as a "PROHIBITED TRANSFER"), then, at Holder's election in its sole and absolute discretion, without any notice to Borrower, Holder may declare the whole of the principal balance of this Note and all accrued but unpaid interest thereon immediately due and payable, together with a transfer privilege fee of (a) four percent (4%) of said principal balance if such Prohibited Transfer occurs during the first four (4) Loan Years, or
(b) the greater of (i) one-half (1/2) of the amount that would be the Prepayment Privilege Fee and (ii) one percent (1%) of said principal balance if such Prohibited Transfer occurs at any time after the first four
(4) Loan Years through the sixth (6th) month of the fifteenth (15th) Loan Year. Commencing with the seventh (7th) month of the fifteenth (15th) Loan Year, there will be no transfer privilege fee. Any payment of the amount necessary to satisfy this Note pursuant to the terms of this paragraph shall be deemed to be a voluntary prepayment of this Note.

     Notwithstanding anything to the contrary contained in the preceding paragraph, the occurrence of (a) a Prohibited Encumbrance, or (b) a Prohibited Transfer where (i) Borrower retains any interest in the property so transferred, (ii) Borrower has any agreement or understanding with the transferee of such property with respect to the retransfer of such property to Borrower, or (iii) Borrower has any interest in the transferee of such property, shall be deemed an Event of Default, and Holder shall have all of its rights and remedies in such event, including, without limitation, the right to declare the entire unpaid principal balance of this Note and all accrued but unpaid interest thereon immediately due and payable, together with the Prepayment Privilege Fee due pursuant to the terms of this Note upon the occurrence of an Event of Default followed by acceleration of the maturity of this Note, and to charge interest at the rate of twelve and one-half percent (12.5%) per annum on such sum from the date of such Prohibited Transfer or Prohibited Encumbrance until such sum is paid in full.

     Upon the occurrence of any of the following events, which events shall constitute events of default hereunder ("EVENTS OF DEFAULT"), Holder hereof may, at its sole option and in its absolute discretion, to be exercised at any time thereafter, without notice to Borrower, any right to which is hereby waived, declare the entire unpaid principal balance hereof and accrued but unpaid interest hereon immediately due and payable:

          (a) Failure of Borrower to make any payment of principal and/or interest on this Note within ten (10) days after the date when due;

          (b) Failure of Borrower to comply with any other provision contained in this Note or to perform any other obligation of Borrower hereunder pursuant to the terms hereof, or the breach of any representations, warranties, agreements or covenants contained in the Note or any Security Document, and such failure or breach (and the consequences that the delay in such performance may have caused) are not cured and/or remedied within fifteen (15) days after notice of such failure or breach is given to Borrower from Holder; provided, however, if such failure or breach cannot, in the sole and absolute discretion of Holder exercised in good faith, reasonably be cured and/or remediated within said fifteen (15) day period, Borrower shall have an additional sixty (60) days to cure such failure or breach so long as Borrower is diligently pursuing such cure and/or remediation; provided, further, that in no event shall any cure and/or remediation period exceed seventy five (75) days. Notwithstanding the foregoing, any such failure or breach shall be deemed an Event of Default upon the occurrence thereof (for which no notice shall be required and no cure period shall be available to Borrower) if (i) such failure or breach is the third (3rd) default to occur within any period of twelve (12) consecutive months and notice of the first two (2) defaults has been sent to Borrower, regardless of whether the same or different defaults are involved and notwithstanding that Borrower may have cured within any applicable cure period any previous defaults occurring within such twelve
(12) month period or (ii) in the reasonable discretion of Holder, such failure or breach constitutes or creates a clear and present emergency or threat to the Trust Property (as defined in the Deed of Trust);

          (c)  A Prohibited Encumbrance or a Prohibited Transfer occurs; or

          (d) An Event of Default (as defined in the Deed of Trust or any other Security Document).

     Commencing after an Event of Default occurs and continuing for as long thereafter as the Event of Default shall exist, the unpaid principal balance together with interest accrued to such maturity shall bear interest at an annual rate of interest equal to twelve and one-half percent (12.5%).

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, or, if mailed, on the date which is three (3) business days after mailing by United States certified mail, postage prepaid, return receipt requested, to the parties at the following addresses (until such addresses are changed by notice pursuant to these notice provisions):

          Borrower:

               Optical Coating Laboratory, Inc.
               2789 North Point Parkway
               Santa Rosa, California  95407-7397
               Attention:  Mr. Jeff Ryan, Assistant Treasurer

          Holder:

               Aid Association for Lutherans
               4321 North Ballard Road
               Appleton, Wisconsin  54919
               Attention:  Director of Investments

          with copies to:

               Aid Association for Lutherans
               4321 North Ballard Road
               Appleton, Wisconsin  54919
               Attention:  Law Department

     All persons or entities now or at any time liable, whether primarily or secondarily, for payment of the indebtedness hereby evidenced, for themselves, their heirs, legatees, devisees, legal representatives, executors, administrators, conservators, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest and diligence in collection, and consent that the time of said payments or any part thereof may be extended by Holder and that additional security may be accepted by Holder and further consent that the real or collateral security or any part thereof now or hereafter securing this Note may be released by Holder without in any way modifying, altering, releasing, affecting, or limiting their respective liability. Borrower further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note.

     The parties hereto intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Note is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Borrower and Holder under the remainder of this Note shall continue in full force and effect.

     All agreements herein are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision in this Note or in the Security Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law that a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance the Holder shall ever receive as interest an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder in the inverse order of maturity and not to the payment of interest.

     This Note shall be governed by and construed in accordance with the laws of the State of California.

     If, by the laws of the United States of America, or of any state or local jurisdiction having jurisdiction over Borrower, any tax is due or becomes due in respect of the issuance of this Note or the issuance or recording of the Security Documents or any security interest created thereby, Borrower covenants and agrees to pay such tax in the manner required by any such law. Borrower further covenants to hold harmless and agrees to indemnify Holder against any liability incurred by reason of the imposition of any tax on the issuance of this Note or the issuance or recording of the Security Documents or any security interest created thereby. Notwithstanding the foregoing provisions of this paragraph, Borrower shall not be required to indemnify Holder for any income taxes incurred by Holder relating to this Note.

     Time is of the essence with respect to each and every obligation of Borrower set forth in this Note. In the event that any monthly installment of this Note is not received by Holder when due, then in addition to all other rights set forth herein Borrower shall be liable to Holder for a late payment privilege fee equal to the greater of three percent (3%) of the overdue payment or Five Hundred and No/Dollars ($500.00), which fee, at Holder's option, may be either required in addition to the monthly installment or added to principal. Borrower acknowledges that this fee is a good faith, reasonable and fair estimate under the circumstances existing at the time this Note is executed of the amount necessary to compensate Holder for its additional costs and expenses incident to the handling of such delinquent installment, including, without limitation, disruption of Holder's accounting and bookkeeping operations caused by Borrower's failure to make payment when due, and the loss of Holder's ability to promptly reinvest the payments. Notwithstanding anything to the contrary contained in this Note, any payment received while any late fees are owed shall be applied first to such late fees unless Holder has elected that such late fees be added to principal.

     No delay or omission on the part of Holder or other holder hereof under this Note or under any security agreement given to secure this Note (including the Deed of Trust and Assignment) shall operate as a waiver of such right or of any other right hereunder or under said Deed of Trust or Assignment.

     If Borrower fails to perform any of its covenants or agreements contained in this Note or in any other Security Document, then Borrower shall pay all out-of-pocket expenses of Holder (including but not limited to actual fees and disbursements of counsel) incurred by reason of or in response to such nonperformance, together with interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date such expenses are incurred until paid.

     Except as otherwise provided in this paragraph, Borrower shall not have any personal liability under this Note, and, in the event of a foreclosure of the security interest in the Trust Property, no deficiency judgement may be obtained against Borrower and in the event of an Event of Default hereunder, Holder shall look solely to the Trust Property and any other collateral under the Security Documents for recovery of Holder's losses or damages. If, however, there is a Prohibited Encumbrance or a Prohibited Transfer, or the filing of a voluntary petition by Borrower in bankruptcy or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal, foreign, provincial or otherwise, for relief of debtors, or if Holder is permanently prevented from acquiring title in the Trust Property following an Event of Default and is unsuccessful in collecting on its title insurance policy relating to the Trust Property, the Borrower shall have personal liability on this Note and in the event of a foreclosure of the security interest in the Trust Property, a deficiency judgment may be obtained against Borrower. Borrower shall also have personal liability for all actual attorneys' fees and other costs incurred by Holder in order to recover from Borrower any of the amounts for which Borrower has personal liability hereunder. Further, it is expressly understood and agreed that nothing contained in this paragraph shall impair, in any manner, any rights, remedies or recourse Holder may have against any person or entity other than Borrower or, in any manner or way, constitute or be deemed a release of the debt evidenced by this Note or otherwise affect or impair the enforceability of the liens, deed of trust, assignments, rights and security interests created by the Deed of Trust or any other Security Documents or any other instrument or agreement evidencing, securing, or relating to the indebtedness evidenced by this Note. Nothing in this paragraph shall preclude Holder from foreclosing the Deed of Trust or from enforcing any of its rights and remedies at law or in equity against Borrower except as stated in this paragraph. Further, Borrower shall indemnify and hold harmless Holder from, and be personally liable for, any damage, loss, liability or expense (including, without limitation, actual attorney's fees and costs) incurred by Holder as a result of (i) any abusive or destructive act that Borrower may take or permit that diminishes the value of the Trust Property or any other security under the Deed of Trust (to the extent of such diminution in value); (ii) the collection of any revenue received (a) after Borrower has failed to pay Holder any sum then due and payable or (b) after an Event of Default from or because of lease of the Trust Property that are not applied against the Note or to normal and necessary operating expenses for the Trust Property together with interest thereon from the date Borrower collects such revenue at the rate of twelve and one-half percent (12.5%) per annum; (iii) any material misrepresentations contained in any of the Security Documents, in any certificate, document or instrument delivered to Holder by Borrower or otherwise made to Holder by Borrower or any officer of Borrower; (iv) any and all tenant security deposits and rents collected more than one (1) month in advance of their due date or after the occurrence of any Event of Default, or any event that, with the passage of time and/or the giving of notice, would constitute such an Event of Default, together with interest on such amount thereon from the date Borrower collects such rents at the rate of twelve and one-half percent (12.5%) per annum; (v) any real estate taxes, assessments, or any other charges by any governmental entity that are delinquent or the pro rata amount of any such real estate taxes, assessments or other charges that constitute a lien upon the Trust Property or any portion thereof at such time as Holder (or any successors or assigns of Holder) becomes owner of the Trust Property; (vi) any amounts necessary to satisfy any construction liens, mechanics' liens and materialmen's liens arising out of the acts or omissions of Borrower, provided, however, that Borrower shall have the right to contest the amount or validity of any such lien, by appropriate legal proceedings if: (x) the legal proceedings shall operate to prevent the collection of such lien, so contested and the sale of the Trust Property to satisfy the same, and (y) Borrower shall deposit with Holder or with the appropriate court or other governmental authority or title insurance company satisfactory to Holder a bond or an amount, with such subsequent additions thereto as may be necessary or sufficient in Holder's opinion to pay such liens, together with all estimated interest and penalties in connection therewith; (vii) any act or omission constituting fraud; (viii) the use of any condemnation or insurance proceeds relating to the Trust Property for any purpose not approved in writing by Holder or allowed under the Security Documents, or the misapplication of any security deposits together with interest thereon from the date of such use or misapplication at the rate of twelve and one-half percent (12.5%) per annum; and (ix) fees required to be paid to any government entity for the transfer of title to the Trust Property (or any portion thereof). Notwithstanding the foregoing, Borrower's liability under this Note shall not extend to that portion of any damage, loss, liability or expense that is payable by Borrower to Holder under that certain Environmental Indemnity Agreement of even date herewith executed by Borrower in favor of Holder. Nothing in this paragraph shall be construed to be an election by Holder to have Borrower's obligations to Holder be treated as recourse debt or nonrecourse debt for purposes of Section 1111(b) of the Bankruptcy Code or any successor thereto.

     In the event of any inconsistency between provisions of this Note and those of the Security Documents, the provisions of this Note shall control.

     IN WITNESS WHEREOF, this Note is executed as of the date set forth above.


                            OPTICAL COATING LABORATORY, INC.,
                            a Delaware corporation


                            By:   /s/Jeffrey M. Ryan
                            Name: Jeffrey M. Ryan
                            Title:    Assistant Treasurer


When recorded mail to:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI  54919
Attn:  Kenneth E. Podell, Esq.


                ASSIGNMENT OF RENTS AND LEASES


     This ASSIGNMENT OF RENTS AND LEASES (the "ASSIGNMENT") is made as of March 15, 1996 by OPTICAL COATING LABORATORY, INC., a Delaware corporation (hereinafter called "ASSIGNOR"), to AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (hereinafter called "ASSIGNEE").


                           RECITALS


     A. As of the date hereof, Assignor has delivered to Assignee that certain Secured Promissory Note (which note, and any and all replacements, rearrangements, modifications, substitutions, extensions and renewals thereof are hereinafter collectively called the "NOTE") of even date herewith in the original principal amount of Three Million and No/100 Dollars ($3,000,000.00) evidencing a loan made by Assignee to Assignor in said amount (the "LOAN"). The Note is secured by that certain Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) (the "DEED OF TRUST") of even date herewith constituting a lien on that certain real property located in the City of Santa Rosa, County of Sonoma, State of California, as more particularly described on Exhibit A attached hereto and by this reference incorporated herein (the "PROPERTY").

     B. As a condition to the making of the Loan to Assignor, Assignee has required Assignor to assign to Assignee all the rights, interests and privileges that Assignor, as landlord, has and may hereafter have in any and all leases, subleases, licenses, franchises or other occupancy agreements , whether now existing or hereafter made, demising all or any portion of the Property (the "LEASES").

     NOW, THEREFORE, in consideration of the making of the Loan to Assignor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby absolutely and presently conveys, transfers and assigns unto Assignee all of the Leases, together with all rights and privileges incident thereto, and together with all rents, additional rents, income, profits and payments due or to become due therefrom and together with all security deposits, guaranties and other security now or hereafter held by Assignor as security for the performance of the obligations of the tenants thereunder.

     In connection therewith, Assignor hereby covenants and declares as follows:

     1. This Assignment is intended by Assignor and Assignee to create and shall be construed to create an absolute assignment to Assignee of all of Assignor's right, title and interest in the Leases and in rents, additional rents, income, payments and profits therefrom and shall not be deemed to create a security interest herein for the payment of any indebtedness or the performance of any obligations of Assignor under the Loan Documents (as hereinafter defined).

     2. So long as there shall not have occurred a default (subject to all applicable cure periods) by Assignor with respect to any of its obligations, financial or otherwise (the "OBLIGATIONS"), under the terms of the Note, the Deed of Trust, this Assignment or any other documents and agreements now or hereafter executed and delivered in connection with the Loan (the Note, the Deed of Trust, this Assignment and any other documents and agreements now or hereafter executed and delivered in connection with the Loan being sometimes collectively referred to as the "LOAN DOCUMENTS"), Assignor will have a revocable license to collect all rents, additional rents, income, profits and payments from the Leases and to retain, use and enjoy the same. Upon the occurrence of any such default under the Loan Documents by Assignor, Assignee may terminate Assignor's license in its sole and absolute discretion at any time by written notice to Assignor and may thereafter collect such rents, additional rents, income, profits and payments itself or by an agent or a receiver.

     3. Assignor will not, without Assignee's prior written consent, which may be granted or denied in Assignee's sole and absolute discretion,
(a) terminate, consent to the cancellation or surrender of, or alter, modify or amend, any of the Leases; (b) accept prepayments of any installment of rent or additional rent to become due under any of the Leases in excess of one (1) month's rent, except prepayments in the nature of security for the performance of the lessee's obligations thereunder; (c) relocate any tenant to any location other than the Property; or (d) in any manner impair the value of the Property or the security of Assignee for the payment of the indebtedness secured hereby. Any or all future Leases must provide, in a manner satisfactory to Assignee in its sole and absolute discretion, that the lessee will recognize as its lessor any person succeeding to the interest of Assignor upon any foreclosure of the Deed of Trust.

     4. As an incident to this Assignment and notwithstanding anything to the contrary contained in Paragraph 2 hereof, Assignor hereby presently and absolutely assigns to Assignee any award made hereafter to Assignor in any court proceeding involving any of the lessees under the Leases (including, without limitation, in any bankruptcy, insolvency or reorganization proceedings in any state or federal court), and any and all payments made by such lessees in lieu of rent and additional rent. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact to appear in any such action and/or to collect any such award or payment.

     5. Upon or at any time after default in the payment of the Loan or in the performance of any of the Obligations, Assignee, without in any way waiving such default, may at its option and without regard to the adequacy of the security for the Loan, either by a representative or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Property and have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper, including, without limitation, the right to effect new Leases, to cancel, surrender, alter or amend the terms of, and/or renew then-existing Leases, and/or to make concessions to tenants; and, either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all rents, additional rents, income, payments and profits of the Property, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and to apply such rents, additional rents, income and profits to the payment of: (a) all expenses of managing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water rents, sewer rents and any other liens, and premiums for all insurance that Assignee may deem necessary or desirable and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; (b) the indebtedness evidenced by the Note or otherwise due and owing under the Loan Documents, including all costs and attorneys' fees, in such order of priority as to any of the items mentioned in this paragraph as Assignee in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding; and (c) the remainder, if any, to the person or persons legally entitled thereto. Assignor further agrees that it will use diligent efforts to facilitate Assignee's collection of said rents, additional rents, income, payments and profits and will, upon request by Assignee, execute a written notice to each tenant directing the tenant to pay rents and other amounts due and payable under the applicable Lease to said Assignee. The exercise by Assignee of the option granted it in this paragraph and the collection of the rents, additional rents, income, payments and profits and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, Deed of Trust or under any of the other Loan Documents. Notwithstanding the foregoing, no action taken by Assignee to collect any rents, additional rents, income, payments or profits will make Assignee a "mortgagee-in-possession" of the Property unless Assignee personally or by authorized agent enters into actual possession of the Property. Possession by a court-appointed receiver shall not be considered possession by Assignee.

     6. The receipt by Assignee of any rents, additional rents, income, payments or profits pursuant to this Assignment after the institution of foreclosure proceedings either by court action or by the private power of sale contained in the Deed of Trust shall not cure any such default (unless sums so collected fully reimburse Assignee for all sums then due) nor affect such proceedings or any sale pursuant thereto, nor shall the receipt of this Assignment or any rents, additional rents, income, payments, or profits pursuant hereto be deemed to limit any rights or remedies of Assignee under the Deed of Trust.

     7. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under any of the Leases prior to taking possession of the Property, and Assignor hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all liabilities, claims, losses, demands, damages, costs and expenses (including, without limitation, actual attorneys' fees and costs) arising from any of the Leases or from this Assignment (other than arising from Assignee's gross negligence, wilful misconduct or breach of lease after taking possession of the Property). This Assignment shall not place responsibility upon Assignee for the control, care, management or repair of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger or any other person or entity. Assignee shall not be responsible for any loss sustained by Assignor resulting from the failure of Assignee to let the Property after default or from any other act or omission of Assignee in managing the Property after a default, other than any resulting from Assignee's wilful misconduct. Assignee shall not be liable for failure to collect rents, additional rents, payments, income and profits.

     8. Assignor covenants and represents that (a) Assignor has full right and title to assign the Leases and the rents, additional rents, income, payments and profits due or to become due thereunder; (b) no other assignment of any interest therein has been made; (c) there are no existing defaults or events which, with notice or the passage of time or both, shall constitute a default under the provisions of any of the Leases; and (d) there are no offsets, credits or defenses to the payment of any obligations under any of the Leases. Assignor further covenants and agrees that upon a default in any of its Obligations, Assignor shall hold in trust in a trust account for the benefit of Assignee, all rents, additional rents, income, revenues, issues, profits, condemnation awards, administrative rents, use and occupancy payments, damages, moneys, and security payable or receivable under or with respect to the Leases, or pursuant to any of the provisions thereof, whether as rent or otherwise, that are not applied towards necessary operating expenses of the Property or not immediately paid to Assignee.

     9. Assignor hereby authorizes Assignee to give notice in writing of this Assignment at any time to any lessee under any of the Leases. At the sole option of Assignee, any such notice to a lessee may be accompanied by a copy of this Assignment.

     10. Violation of any of the covenants, representations and provisions contained herein by Assignor shall be deemed a default under the terms of the Note and the Deed of Trust and shall give Assignee the right to exercise any or all rights or remedies provided hereunder and the right to exercise any or all rights or remedies provided under the Note and the Deed of Trust (subject to all cure periods therein).

     11. Payment in full of the Note and satisfaction of all Obligations secured by the Deed of Trust and recordation of a release of all property encumbered thereby shall automatically terminate this Assignment. Upon any partial release and reconveyance of any portion of the property encumbered by the Deed of Trust, this Assignment shall automatically terminate as to such portion subject to such partial release and reconveyance.

     12. This Assignment applies to and binds the original Assignor and its heirs, administrators, executors, successors and assigns, as well as any subsequent owner of the Property.

     13. As used herein, the term "ASSIGNEE" includes the original Assignee and also any future owner or holder of the Note or any interest therein.

     14. This Assignment is intended to cover all of the Leases now or hereafter created that affect the Property or any portion thereof. Nevertheless, Assignor agrees that it will, at any time and from time to time, on demand by Assignee, execute specific assignments of any of the future Leases affecting the Property or any portion thereof. Assignor covenants and agrees to deliver copies of all future Leases affecting the Property promptly to Assignee.

     15. This Assignment has been executed and delivered for value at Sonoma County, California on the date first above written. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     16. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, or, if mailed, on the date three (3) business days after mailing by United States certified mail, prepaid, return receipt requested, to the parties at the following addresses (until such addresses are changed by notice pursuant to these notice provisions):

          Assignor:

               Optical Coating Laboratory, Inc.
               2789 North Point Parkway
               Santa Rosa, California  95407-7397
               Attention:  Mr. Jeff Ryan, Assistant Treasurer


          Assignee:

               Aid Association for Lutherans
               4321 North Ballard Road
               Appleton, Wisconsin  54919
               Attn:  Director of Investments

          With copies to:

               Aid Association for Lutherans
               4321 North Ballard Road
               Appleton, Wisconsin  54919
               Attn:  Law Department

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

                              OPTICAL COATING LABORATORY, INC.,
                              a Delaware corporation


                              By:  ___________________________
                                   Name: _____________________
                                   Title: ____________________


                          EXHIBIT A


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019








State of _______________ )
                    )ss
County of _____________  )


     On _______________, 1996, before me, ________________________, a notary public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ___________________________ (Seal)




March 15, 1996



Aid Association For Lutherans
4321 North Ballard Road
Appleton, Wisconsin  54919

                                                  Re:  Loan of $3,000,000
                              from AID ASSOCIATION FOR LUTHERANS, a
                              Wisconsin corporation ("LENDER") to OPTICAL
                              COATING LABORATORY, INC., a Delaware
                              corporation ("BORROWER"); Waiver of
                              California Civil Code Section
                              2954.10

Ladies and Gentlemen:

     This letter is written to you in connection with the funding by Lender of a loan to Borrower in the principal amount of Three Million and No/100 Dollars ($3,000,000), which Loan is evidenced by a Secured Promissory Note in the face amount of Three Million and No/100 Dollars ($3,000,000) of even date herewith made by Borrower and payable to the order of Lender ("NOTE"), which Note is secured, inter alia, by a Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) of even date herewith made by Borrower as Trustor for the benefit of Lender as Beneficiary (the "DEED OF TRUST").

     The undersigned, having received the benefit of advice of legal counsel of its own selection, hereby:

     (1) acknowledges that the Note and Deed of Trust contain provisions allowing Lender to charge prepayment fees upon the acceleration of the maturity date of the principal and accrued interest under the Note upon certain direct or indirect conveyances of rights, title or interests, including, without limitation, "Prohibited Transfers" (as defined in the Deed of Trust) and "Prohibited Encumbrances" (as defined in the Deed of Trust) in the property (the "PROPERTY") subject to the Deed of Trust;

     (2) expressly waives the provisions of California Civil Code Section 2954.10 (and any similar provision of applicable law in any manner conditioning the enforceability of any prepayment fees as set forth in the Note and Deed of Trust) and expressly agrees to the payment of any prepayment fees as set forth in the Note and/or the Deed of Trust, including, without limitation, prepayment fees charged upon the acceleration of the maturity date of the principal and accrued interest under the Note as a result of any Prohibited Transfers or Prohibited Encumbrances;

     (3) expressly acknowledges that (a) in establishing the annual interest rate of 7.5%, Lender has assumed and taken into account the fact that the loan evidenced by the Note will not be prepaid and that there will be no Prohibited Transfers or Prohibited Encumbrances or any other event that would cause Lender to accelerate the maturity date of the Note, and
(b) the provisions in the Note and/or Deed of Trust relating to Borrower's payment of

Aid Association for Lutherans
March 15, 1996
Page Two


a premium in the event of an acceleration are intended to compensate Lender in the event that this assumption proves to be incorrect;

     (4) expressly acknowledges that Lender's agreement to make the loan evidenced by the Note was expressly conditioned on the waiver and agreement contained herein and that Borrower bargained for and received specific exceptions from Lender's normal and usual terms and provisions (for example, (a) Borrower bargained for and received a provision wherein Lender, in reliance on Borrower's management of the Property subject to the Deed of Trust, agreed that the Note should be non-recourse; and (b) Borrower bargained for and received specific exceptions from Lender's normal and usual due on sale provisions (e.g., one-time assumption upon satisfaction of certain conditions), and that the foregoing constitutes "evidence of a course of conduct by the obligee of individual weight to the consideration in that transaction for the waiver or agreement," all within the meaning of California Civil Code Section 2954.10.

Sincerely,

OPTICAL COATING LABORATORY, INC.,
a Delaware corporation


By:  ___________________________
     Name: _____________________
     Title: ____________________


      AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS


COMPANY NAME: OPTICAL COATING LABORATORY, INC. AAL NUMBER: LOAN NO. 75650

     THIS Agreement made March 15, 1996 by and between OPTICAL COATING LABORATORY, INC., a Delaware corporation (hereinafter "COMPANY"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (hereinafter "AAL").

     WHEREAS, COMPANY agrees to have AAL originate preauthorized payment entries ("DEBIT ENTRIES") on the 15th day of each month to COMPANY'S account ("ACCOUNT") specified in Schedule A, attached hereto, in payment of mortgage loan dated as of the date hereof ("OBLIGATION") owed by COMPANY to AAL pursuant to the terms of this Agreement and the Rules relating to ACH preauthorized payments and deposits ("RULES") of the National Automated Clearing House Association and the Wisconsin Automated Clearing House Association; and

     WHEREAS, AAL is willing to initiate Debit Entries on the terms set forth below;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, AAL and COMPANY agree as follows:

1. Authorization. Subject to the terms set forth below, COMPANY authorizes AAL to initiate Debit Entries to the Account in accordance with the agreement for payments owing from time to time by COMPANY to AAL resulting from Obligation. AAL shall initiate Debit Entries not earlier than the date payment is due under the Note by Company in favor of AAL.

2. Authorization Limitations: Procedures. No Debit Entry shall be initiated under this Agreement except in conformity with the authorization provided above. No single Debit Entry initiated under this Agreement shall be in excess of the Maximum Entry Amount defined in Schedule A, attached to and made a part of this Agreement. Such maximum amount may be changed by AAL from time to time on 10 days prior written notice to COMPANY. Credit Entries may be initiated only to reverse a prior Debit Entry if done in error.

3. Originator's Failure to Originate. COMPANY shall not be deemed in breach or default on any obligation or suffer any loss of discount or other penalty by reason of the failure of AAL to initiate any Debit Entry in accordance with (or as authorized by) the terms of this Agreement, or by reason of any delay in receipt by COMPANY'S financial institution, or the nonreceipt by such institution of any Debit Entry initiated by AAL.

4. Compliance with Rules. COMPANY and AAL shall comply with and be bound by the Rules as in effect from time to time.

5. Acceptance and Return of Entries. COMPANY agrees to accept any Debit Entry initiated in accordance with this Agreement, and to maintain sufficient balances in the Account to honor such Debit Entries. Any Debit Entry initiated under this Agreement may be returned in accordance with the Rules. COMPANY shall not be deemed to have accepted any Debit Entry that is returned in accordance with the Rules. Failure to accept any such Debit Entry does not relieve the COMPANY of its obligations under Obligation.

6. Debit Entry Information. Each Debit Entry initiated under this Agreement shall be accompanied by information required under the Rules. It shall be the responsibility of the COMPANY'S financial institution to provide notification of all Debit Entries to the COMPANY.

7. COMPANY'S Account. The Account specifics are provided in Schedule A, attached to and made a part of this Agreement. The COMPANY Account may be changed by COMPANY from time to time on 30 days prior written notice to AAL. If COMPANY is a natural person, COMPANY represents to AAL that the Account is, and during the term of this agreement, will be, maintained primarily for business, and not for personal, family, or household purposes.

8. Bank Service Charges. COMPANY shall be responsible for any charges assessed by its financial institution for these Debit Entries.

9. Questions and Errors. In the event of any question or error relating to Debit Entries initiated pursuant to this Agreement, COMPANY should contact Investment Accounting at AAL, (414/734-5721) and AAL SHOULD CONTACT

______________________________________________________________________.
                 (Contact person's name and phone number)

10. Liability of Parties. Neither AAL nor COMPANY shall be liable for the act or omission of any Automated Clearing House, financial institution, or other person. However, the failure of an Automated Clearing House, financial institution or other person to accept a Debit Entry initiated by AAL because of insufficient balances in the Account shall be deemed a default of COMPANY under the Obligation unless COMPANY causes AAL to receive payment in full in immediately available funds of the amount of such Debit Entry on or before the expiration of the grace period for the payment of such amount (as such grace period is specified in the note evidencing the Obligation).



11. Notices. Any written notice or other written communication required or permitted to be given under this Agreement shall be delivered, or sent by United States registered mail, postage prepaid, and, if to AAL, addressed to:

          Assistant Treasurer
          Aid Association for Lutherans
          4321 North Ballard Road
          Appleton, WI  54919

     and, if to COMPANY, addressed to:

           COMPANY Name       OPTICAL COATING LABORATORY, INC.

           COMPANY Address         2789 North Point Parkway
                              Santa Rosa, California  95407-7397
                              Attention:  Mr. Jeff Ryan, Assistant
Treasurer

unless another address is substituted by notice delivered or sent as provided herein. Any such notice shall be deemed given when so delivered or sent.

12. Termination. This Agreement may be terminated by COMPANY or AAL at any time by giving 30 days prior written notice thereof to the other party; provided, that AAL shall not terminate this Agreement so long as it requires COMPANY to make installment payments by means of preauthorized automated clearinghouse transactions. Notwithstanding such termination, this Agreement shall remain in force and effect as to all transactions which shall have occurred prior to the date of termination. This Agreement shall terminate upon the satisfaction of the Obligation. Termination of this Agreement does not release AAL or COMPANY from the terms and liabilities of the Obligation.

13. Law Governing. This Agreement shall be construed in accordance with and governed by the laws of the State of Wisconsin.

14. Entire Agreement, Etc. This Agreement embodies the entire Agreement of the parties with respect to the subject matter hereof, and supersedes all previous negotiation, representations, and agreements with respect thereto, and shall be binding upon the parties hereto, and their respective successors and assigns. This Agreement may be amended only by a writing signed by both parties.

Signed:

          "COMPANY"

OPTICAL COATING LABORATORY, INC.,
a Delaware corporation


By:  ___________________________
     Name: _____________________
     Title: ____________________

          "AAL"

Aid Association for Lutherans, a
  Wisconsin corporation

By:  ________________________
     Wayne C. Streck
     Vice President -
     Mortgages and Real Estate


By:  ________________________
     Kenneth E. Podell
     Assistant Secretary


                                   SCHEDULE A


COMPANY Name:  Optical Coating Laboratory, Inc. AAL Number:  LOAN NO. 75650

COMPANY Taxpayer Identification Number:  ______________________

Maximum Entry Amount:  $27,811

COMPANY Account: The Account is the following deposit Account maintained by the COMPANY:

     Financial Institution:   ___________________________________

     Street Address:          ___________________________________

     City, State, Zip Code:   ___________________________________

     ABA Number:              ___________________________________

     Bank's Telephone Number: ___________________________________

     COMPANY Account Number:  ___________________________________

     Date of this Schedule:   ___________________________________



ATTACH VOIDED CHECK HERE





      AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS


COMPANY NAME: OPTICAL COATING LABORATORY, INC. AAL NUMBER: LOAN NO. 75650

     THIS Agreement made March 15, 1996 by and between OPTICAL COATING LABORATORY, INC., a Delaware corporation (hereinafter "COMPANY"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (hereinafter "AAL").

     WHEREAS, COMPANY agrees to have AAL originate preauthorized payment entries ("DEBIT ENTRIES") on the 15th day of each month to COMPANY'S account ("ACCOUNT") specified in Schedule A, attached hereto, in payment of mortgage loan dated as of the date hereof ("OBLIGATION") owed by COMPANY to AAL pursuant to the terms of this Agreement and the Rules relating to ACH preauthorized payments and deposits ("RULES") of the National Automated Clearing House Association and the Wisconsin Automated Clearing House Association; and

     WHEREAS, AAL is willing to initiate Debit Entries on the terms set forth below;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, AAL and COMPANY agree as follows:

1. Authorization. Subject to the terms set forth below, COMPANY authorizes AAL to initiate Debit Entries to the Account in accordance with the agreement for payments owing from time to time by COMPANY to AAL resulting from Obligation. AAL shall initiate Debit Entries not earlier than the date payment is due under the Note by Company in favor of AAL.

2. Authorization Limitations: Procedures. No Debit Entry shall be initiated under this Agreement except in conformity with the authorization provided above. No single Debit Entry initiated under this Agreement shall be in excess of the Maximum Entry Amount defined in Schedule A, attached to and made a part of this Agreement. Such maximum amount may be changed by AAL from time to time on 10 days prior written notice to COMPANY. Credit Entries may be initiated only to reverse a prior Debit Entry if done in error.

3. Originator's Failure to Originate. COMPANY shall not be deemed in breach or default on any obligation or suffer any loss of discount or other penalty by reason of the failure of AAL to initiate any Debit Entry in accordance with (or as authorized by) the terms of this Agreement, or by reason of any delay in receipt by COMPANY'S financial institution, or the nonreceipt by such institution of any Debit Entry initiated by AAL.

4. Compliance with Rules. COMPANY and AAL shall comply with and be bound by the Rules as in effect from time to time.

5. Acceptance and Return of Entries. COMPANY agrees to accept any Debit Entry initiated in accordance with this Agreement, and to maintain sufficient balances in the Account to honor such Debit Entries. Any Debit Entry initiated under this Agreement may be returned in accordance with the Rules. COMPANY shall not be deemed to have accepted any Debit Entry that is returned in accordance with the Rules. Failure to accept any such Debit Entry does not relieve the COMPANY of its obligations under Obligation.

6. Debit Entry Information. Each Debit Entry initiated under this Agreement shall be accompanied by information required under the Rules. It shall be the responsibility of the COMPANY'S financial institution to provide notification of all Debit Entries to the COMPANY.

7. COMPANY'S Account. The Account specifics are provided in Schedule A, attached to and made a part of this Agreement. The COMPANY Account may be changed by COMPANY from time to time on 30 days prior written notice to AAL. If COMPANY is a natural person, COMPANY represents to AAL that the Account is, and during the term of this agreement, will be, maintained primarily for business, and not for personal, family, or household purposes.

8. Bank Service Charges. COMPANY shall be responsible for any charges assessed by its financial institution for these Debit Entries.

9. Questions and Errors. In the event of any question or error relating to Debit Entries initiated pursuant to this Agreement, COMPANY should contact Investment Accounting at AAL, (414/734-5721) and AAL SHOULD CONTACT

______________________________________________________________________.
                 (Contact person's name and phone number)

10. Liability of Parties. Neither AAL nor COMPANY shall be liable for the act or omission of any Automated Clearing House, financial institution, or other person. However, the failure of an Automated Clearing House, financial institution or other person to accept a Debit Entry initiated by AAL because of insufficient balances in the Account shall be deemed a default of COMPANY under the Obligation unless COMPANY causes AAL to receive payment in full in immediately available funds of the amount of such Debit Entry on or before the expiration of the grace period for the payment of such amount (as such grace period is specified in the note evidencing the Obligation).



11. Notices. Any written notice or other written communication required or permitted to be given under this Agreement shall be delivered, or sent by United States registered mail, postage prepaid, and, if to AAL, addressed to:

          Assistant Treasurer
          Aid Association for Lutherans
          4321 North Ballard Road
          Appleton, WI  54919

     and, if to COMPANY, addressed to:

           COMPANY Name       OPTICAL COATING LABORATORY, INC.

           COMPANY Address         2789 North Point Parkway
                              Santa Rosa, California  95407-7397
                              Attention:  Mr. Jeff Ryan, Assistant
Treasurer

unless another address is substituted by notice delivered or sent as provided herein. Any such notice shall be deemed given when so delivered or sent.

12. Termination. This Agreement may be terminated by COMPANY or AAL at any time by giving 30 days prior written notice thereof to the other party; provided, that AAL shall not terminate this Agreement so long as it requires COMPANY to make installment payments by means of preauthorized automated clearinghouse transactions. Notwithstanding such termination, this Agreement shall remain in force and effect as to all transactions which shall have occurred prior to the date of termination. This Agreement shall terminate upon the satisfaction of the Obligation. Termination of this Agreement does not release AAL or COMPANY from the terms and liabilities of the Obligation.

13. Law Governing. This Agreement shall be construed in accordance with and governed by the laws of the State of Wisconsin.

14. Entire Agreement, Etc. This Agreement embodies the entire Agreement of the parties with respect to the subject matter hereof, and supersedes all previous negotiation, representations, and agreements with respect thereto, and shall be binding upon the parties hereto, and their respective successors and assigns. This Agreement may be amended only by a writing signed by both parties.

Signed:

          "COMPANY"

OPTICAL COATING LABORATORY, INC.,
a Delaware corporation


By:  ___________________________
     Name: _____________________
     Title: ____________________

          "AAL"

Aid Association for Lutherans, a
  Wisconsin corporation

By:  ________________________
     Wayne C. Streck
     Vice President -
     Mortgages and Real Estate


By:  ________________________
     Kenneth E. Podell
     Assistant Secretary


                                   SCHEDULE A


COMPANY Name:  Optical Coating Laboratory, Inc. AAL Number:  LOAN NO. 75650

COMPANY Taxpayer Identification Number:  ______________________

Maximum Entry Amount:  $27,811

COMPANY Account: The Account is the following deposit Account maintained by the COMPANY:

     Financial Institution:   ___________________________________

     Street Address:          ___________________________________

     City, State, Zip Code:   ___________________________________

     ABA Number:              ___________________________________

     Bank's Telephone Number: ___________________________________

     COMPANY Account Number:  ___________________________________

     Date of this Schedule:   ___________________________________



ATTACH VOIDED CHECK HERE





        BORROWER'S AFFIDAVIT AND SOLVENCY CERTIFICATE


     On March 15, 1996, OPTICAL COATING LABORATORY, INC., a Delaware corporation ("BORROWER"), being duly sworn, deposes and says as follows:

     1. The principal place of business of Borrower is 2789 North Point Parkway, Santa Rosa, California 95407-7397.

     2. This Borrower's Affidavit and Solvency Certificate ("AFFIDAVIT") is given to Aid Association for Lutherans ("LENDER") to induce Lender to make a loan to Borrower in the amount of Three Million and No/100 Dollars ($3,000,000.00) (the "LOAN") as evidenced by a certain Secured Promissory Note (the "NOTE") dated as of even date herewith, in the original principal amount of Three Million and No/100 Dollars ($3,000,000.00) executed by Borrower and payable to the order of Lender, said Note being secured by, among other things, a Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) (the "DEED OF TRUST") dated as of even date herewith, from Borrower for the benefit of Lender and an Assignment of Rents and Leases (the "ASSIGNMENT") dated as of even date herewith. Borrower intends that Lender and its transferees, successors and assigns may rely on the representations set forth in this Affidavit in connection with the consummation of the Loan, all of which representations and statements shall be deemed made and effective as of the date hereof and as of each date the Loan or any amount thereof is funded. (The Note, Deed of Trust, Assignment, and all other documents executed by Borrower and delivered to Lender in connection with the Loan are hereinafter collectively referred to as the "LOAN DOCUMENTS.")

     3. Borrower is the fee simple owner of the tract of land described in Exhibit A and the improvements thereon (the "MORTGAGED PROPERTY"), free and clear of any liens, easements, or other encumbrances except those listed in that certain Preliminary Title Report No. 62207603 (the "TITLE REPORT") from North American Title Company (the "TITLE COMPANY").

     4. To the best of Borrower's knowledge, there are not any structural defects in any of the said improvements or personalty, and the heating, electrical, plumbing and drainage at or servicing the Mortgaged Property are in good condition and working order and adequate in quantity and quality for the normal operation of the Mortgaged Property, except as otherwise disclosed to Lender. To the best of Borrower's knowledge after diligent inquiry, there is no asbestos present in the Mortgaged Property and there are no underground tanks on the Mortgaged Property. No part of the Mortgaged Property has been destroyed or damaged by fire or other casualty.

     5. Borrower has delivered to Lender a true, correct and complete copy of its By-Laws, Articles of Incorporation and corporate resolutions authorizing the execution by Borrower of the Loan Documents. Such documents have not been modified, amended or otherwise changed since the date thereof and all documents required to be filed in connection with the conduct of Borrower's business have been filed in the appropriate offices.

     6. Except for rights of tenants under the Leases described in Exhibit B, Borrower is now in possession of the Mortgaged Property and its possession of the Mortgaged Property is peaceable and undisturbed. Borrower's fee simple title to the Mortgaged Property cannot in good faith be disrupted or questioned, and Borrower does not know any facts by reason of which any claim to the Mortgaged Property, or any part thereof, might arise or be set up adverse to Borrower, except for liens and encumbrances disclosed by the Title Report. The Mortgaged Property is free and clear of
(a) any lien for taxes and any governmental charge or assessment (except taxes not yet due and payable), and (b) any easements, rights-of-way, restrictive covenants, liens by contract, judgment, statute or proceeding in any court or any encumbrances of any nature whatsoever, except those set forth in the Title Commitment.

     7. All utilities required for the operation of the Mortgaged Property (including, without limitation, electric, gas, water and sewer) are available to and enter the Mortgaged Property through adjoining public streets or through adjoining private land in accordance with valid public or private easements that will inure to the benefit of Lender pursuant to the provisions of the Deed of Trust.

     8. All statements, representations and warranties contained in the Loan Documents or in any writing previously delivered by Borrower to Lender in connection with the Loan are true and correct in all material respects, and all obligations of Borrower to be performed prior to making the Loan and all conditions to the making of the Loan have been performed and satisfied.

     9. There have been no material adverse changes, financial or otherwise, in the condition of Borrower or in the actual or pro forma operating statements for the Mortgaged Property from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted therewith, and all of the information contained therein is true and correct.

     10. There is no material claim, investigation, litigation or condemnation proceeding pending or threatened against the Mortgaged Property or Borrower, except as heretofore disclosed in writing to Lender.

     11. There is no judgment, decree or order of any court or governmental or administrative agency or instrumentality which has been issued against Borrower and which has or may have any material adverse effect on the Mortgaged Property or on the business of Borrower, except as have been heretofore disclosed to Lender in writing.

     12. The books and records of Borrower have been maintained in the regular course of business and in accordance with generally accepted accounting principles consistently applied. Borrower is solvent as reflected by the entries in said books and records and as reflected by the actual facts, and Borrowers know of no fact or pending or threatened claim or litigation that might result in the insolvency or bankruptcy of Borrower.

     13. The Note and all other Loan Documents have been duly authorized, executed and delivered and constitute valid and binding obligations of Borrower enforceable in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental entity is required in connection with the execution and delivery of the Note or any other Loan Document executed and delivered by Borrower to Lender in connection with the Loan.

     14. The execution and delivery of the Note and all other Loan Documents will not violate or contravene any agreement, indenture or instrument to which Borrower is a party or by which it or the Mortgaged Property may be bound, or be in conflict with, result in a breach of, or constitute a default under any such agreement, indenture or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower except as contemplated by the provisions of the Loan Documents, and no action or approval with respect thereto by any third person is required.

     15. Borrower has not entered into any contracts or agreements (verbal or written) for the furnishing of labor and materials (including fabricated materials) for use in connection with the construction and/or rehabilitation of improvements on the Mortgaged Property except as heretofore disclosed in writing to Lender and the Title Company.

     16.  To the best of Borrower's knowledge after diligent inquiry,

          (a) the Schedule of Leases attached hereto as Exhibit B (the "Schedule of Leases") is true, accurate and complete as of the date hereof;

          (b) all obligations required to be undertaken by the lessor to the date hereof under any leases have been performed, including, but not limited to, all required tenant improvements, alterations, installations and construction, for which payment in full has been made in all cases;

          (c) no tenant has any offsets, defenses or claims available against rent payable by it or other performance or obligations otherwise due from it under any lease;

          (d) no tenant is in default under, or is in arrears in the payment of any sums or in the performance of any obligation required of it under, its lease;

          (e) no item payable by any tenant under any lease has been heretofore prepaid, except for rent currently due or as prorated, prepaid escalations and security deposits;

          (f) there are no brokers' commissions, finders' fees or other charges payable or to become payable by or to any third party as a result of or in connection with any lease or any transaction related thereto;

          (g) no tenant or any other party has asserted any claim (other than for customary refunds at the expiration of a lease) to all or any part of any security deposit; and

          (h) no tenant or any other party has any option to purchase the Mortgaged Property or any part thereof or right of first refusal or first offer with respect thereto.

     17. Complete copies of any leases listed in the Schedule of Leases, including all amendments and modifications thereto, have been delivered to Lender.

     18. Borrower is the absolute owner of the personal property listed in Exhibit C attached hereto. Said personal property is free and clear of all liens, charges and encumbrances.

     19. All labor and material, including all appliances, heating and air conditioning equipment, and other fixtures, that have been or are to be performed or furnished to the Mortgaged Property have been paid for in full to the date hereof. To Borrower's knowledge, there are no mechanics' or materialmen's liens, lienable bills, or other claims constituting or that may constitute a lien on the Mortgaged Property and the improvements, fixtures and equipment to be constructed or installed thereon, or any part thereof, that are or will become prior or superior to the lien and security interest evidenced by the Deed of Trust or any of the Loan Documents, of which Borrower has not advised Lender and the Title Company in writing.

     20. The improvements, fixtures and equipment now or to be constructed and installed upon the Mortgaged Property do or will comply in all material respects with all applicable zoning ordinances, building codes and other laws, rules and regulations, and any restrictive covenants affecting the Mortgaged Property, and the use which Borrower intends to make of such improvements will comply in all material respects with such zoning ordinances, building codes and other laws, rules and regulations and restrictive covenants.

     Borrower solemnly affirms under penalties of perjury and upon personal knowledge that the contents of the foregoing are true. Borrower makes this Affidavit for the purpose of inducing Lender to make the Loan.

                            BORROWER:

                            OPTICAL COATING LABORATORY, INC.,
                            a Delaware corporation


                            By:  ___________________________
                                 Name: _____________________
                                 Title: ____________________


STATE OF            )
                    ) ss.
COUNTY OF      )

          On this ___ day of _________, 1996, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument, and acknowledged to me that __ executed the same.

     WITNESS my hand and official seal.

                                        _____________________________
                                                  Notary Public


                          Exhibit A


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019





                          Exhibit B


                          RENT ROLL

                     Flex Products, Inc.


                          Exhibit C


                             NONE



When recorded mail to:

Aid Association for Lutherans
Law Department
4321 North Ballard Road
Appleton, WI  54919
Attn:  Kenneth E. Podell, Esq.


             DEED OF TRUST, FINANCING STATEMENT,

            FIXTURE FILING AND SECURITY AGREEMENT

                  (WITH ASSIGNMENT OF RENTS)


     This DEED OF TRUST, FINANCING STATEMENT, FIXTURE FILING AND SECURITY AGREEMENT (With Assignment of Rents) (this "Deed of Trust") is dated as of March 15, 1996, by and among OPTICAL COATING LABORATORY, INC., a Delaware corporation (hereinafter called "Trustor"), North American Title Company (hereinafter called "Trustee"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (hereinafter called "Beneficiary").


                     W I T N E S S E T H


     WHEREAS, for value received, Trustor has executed and delivered to Beneficiary its original promissory note of even date herewith payable to the order of Beneficiary in the principal amount of Three Million and No/100 Dollars ($3,000,000.00), and Trustor has agreed to execute and deliver to Beneficiary, as security for the payment of said note and any and all extensions, substitutions, replacements, rearrangements, modifications, and/or renewals thereof (the "Note"), this Deed of Trust respecting the Trust Property (as hereinafter defined); and

     WHEREAS, all things necessary have been done and performed to make the Note the duly authorized, valid and legally binding obligation of Trustor and to constitute this instrument the duly authorized and, when executed and delivered by Trustor, valid and legally binding first Deed of Trust on the Trust Property, in order to secure the Note as hereinafter provided;


     NOW, THEREFORE, Trustor, in consideration of the loan of the principal sum of Three Million and No/100 Dollars ($3,000,000.00) to Trustor (the "Loan"), receipt of which is hereby acknowledged, and in order to secure repayment of all indebtedness evidenced by the Note with interest, according to its tenor and effect, to secure the performance and observance by Trustor of all covenants, representations, warranties, conditions and agreements contained in the Note, and to secure the performance and observance by Trustor of all covenants, representations, warranties, conditions and agreements herein contained, does hereby irrevocably grant, transfer, assign, exercise, release, alienate, convey and pledge to Trustee in trust, with power of sale and right of entry and possession as provided below, all of its present and future estate (whether now owned or hereafter acquired), right, title and interest in and to the following described property and all rents, additional rents, issues, payments and profits thereof:

     A. The real property (the "Property") described in the attached Exhibit A which is hereby incorporated into this Deed of Trust by reference, and all minerals, oil, gas and other hydrocarbon substances on, in and under the Property, as well as all development rights, air rights, water, water rights, water stock, parking rights and general intangibles relating to, generated from, arising out of or incidental to the Property, its ownership, development or use. The Property described in the attached Exhibit A is commonly known as 1402 Mariner Way, Santa Rosa, California;

     B. All structures, buildings, improvements and fixtures of any kind now or hereafter located on the Property, including, without limitation, all apparatus, equipment and appliances used to supply air cooling, air conditioning, heat, gas, water, light, power, refrigeration, ventilation, laundry, drying, dishwashing, garbage disposal, waste removal, recreation or other services on the Property; and all elevators, escalators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, partitions, ducts, compressors, plumbing, ovens, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, pools and spas and pool and spa operation and maintenance equipment and apparatus; and all trees and plants located on the Property (collectively, the "Improvements"), all of which, including replacements and additions thereto, shall conclusively be deemed to be affixed to and be part of the real property conveyed to Trustee under this Deed of Trust;

     C. All easements, rights-of-way and rights used in connection with the Property or as a means of access thereto, and all tenements, hereditaments and appurtenances of and to the Property;

     D. All of the rents, additional rents, revenues, issues, earnings, products, royalties, profits and income of the Property and/or the Improvements, subject to the limited and revocable right, power and authority hereinafter given to and conferred upon Trustor to collect and apply such rents, revenues, issues, earnings, products, royalties, profits, incomes and other benefits;

     E. All present and future leases, subleases and tenancy agreements affecting the Property and/or Improvements, including, without limitation, any security deposits, advance rentals and deposits or payments of a similar nature;

     F. All proceeds, causes of action and claims, both in law and in equity, arising on account of any damage to or taking of the Property and/or the Improvements, including but not limited to insurance proceeds and condemnation proceeds, and all claims arising on account of any damage to or taking of the Property or the Improvements, and all proceeds, causes of action and claims for any loss or diminution in value of the Property and/or the Improvements;

     G. All "Equipment," "Farm Products," "Inventory," "Documents," "Instruments," "Chattel Paper," "Accounts," and "General Intangibles" (as such terms are defined in the California Uniform Commercial Code) relating to, generated from, arising out of or incidental to the ownership, development, use or operation of the Property or the Improvements (whether or not subsequently removed from the Property or the Improvements), including, without limitation, all

          (i) machinery and tools; (ii) rugs, carpets and other floor coverings; (iii) draperies and drapery rods and brackets, awnings, window shades, venetian blinds and curtains; (iv) lamps, chandeliers and other lighting fixtures; (v) office maintenance and other supplies; (vi) apparatus, appliances, furniture and furnishings, building service equipment, and building materials, supplies and equipment; (vii) rights, royalties, rents, security deposits, advance rentals, revenues, profits and benefits; (viii) leases, lease guarantees, contracts, contract rights, licenses, permits and certificates; (ix) deposits, funds, money and deposit accounts;
     (x) tenements, hereditaments and appurtenances; (xi) approvals and parcel maps (whether tentative or final), building permits and certificates of occupancy; (xii) names under or by which the Property or any of the Improvements may at any time be operated or known and rights to carry on business under any such names or any variant thereof; (xiii) trademarks and good will; (xiv) management agreements, service contracts, supply contracts or other contracts or agreements;
     (xv) warranties; (xvi) water stock; (xvii) shares of stock or other evidence of ownership of any part of the Property or Improvements that is owned by Trustor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing, maintaining or operating any part of the Property or Improvements; (xviii) plans and specifications prepared for construction of improvements on the Property, or any part thereof, and studies, data and drawings related thereto, including, without limitation, studies, data or reports relating to toxic or hazardous wastes or materials located on the Property and/or Improvements, and contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, reports and drawings or to the construction of improvements on the Property; (xix) sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into respecting the sale to any purchasers of any part of the Property, and/or Improvements, together with all deposits and other proceeds of the sale thereof; (xx) damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property; (xxi) deposits made with or other security given to utility companies by Trustor with respect to the Property and/or Improvements; (xxii) advance payments of insurance premiums made by Trustor with respect to, and all claims or demands with respect to, insurance; (xxiii) negotiable certificates of deposit of Trustor in Beneficiary's possession and all accounts of Trustor maintained with Beneficiary and each deposit account of Trustor assigned to Beneficiary pursuant to any agreement; (xxiv) insurance proceeds;
     (xxv) condemnation awards; (xxvi) causes of action, claims, compensation, awards and recoveries for any damage or injury to the Property and/or Improvements or for any loss or diminution in value of the Property and/or Improvements; (xxvii) books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof; (xxviii) guaranties of and security for any of the foregoing;
     (xxix) all substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and

     H. All "Proceeds" (as such term is defined in the California Uniform Commercial Code), collections, insurance proceeds and products of any of the property listed in the preceding paragraph G, including without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, goods, equipment, inventory, chattel paper, monies, accounts, deposit accounts and other personal property that may arise from the sale or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof, relating to any of the foregoing.

Anything above or elsewhere in this Deed of Trust to the contrary notwithstanding, the lien of this Deed of Trust shall not encumber or attach to any items of equipment or machinery located in or attached to the Property and used solely in connection with Trustor's manufacturing operations (including, without limitation, the items of equipment attached to the Property as of the date hereof known as Beta III and Beta V), even if such equipment or machinery is or may be deemed a fixture or realty under California law, but the lien of this Deed of Trust shall encumber and attach to any items of equipment or machinery located in or attached to the Property that are used for the operation or maintenance of any Improvements. Upon Trustor's written request, Beneficiary shall execute and deliver a written certificate or instrument (in recordable form requested by Trustor and reasonably satisfactory to Beneficiary) confirming that any equipment or machinery specifically identified in such certificate or instrument is not subject to the lien or encumbrance of this Deed of Trust, but Trustor shall promptly reimburse Beneficiary for any out-of-pocket costs incurred by Beneficiary relating to the review and execution of such certificate or instrument (including, without limitation, attorneys' fees and costs). Trustor shall also have the right at any time and from time to time to remove any or all equipment or machinery located in or attached to the Property not encumbered by the lien of the Deed of Trust, provided that Trustor shall be responsible for repairing any and all damage to the Property caused by such removal and the failure to repair any and all such damage shall be deemed to constitute bad-faith waste and provided further that prior to removal of any such equipment or machinery attached to the Property that Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary requires in good faith that any such damage shall be repaired.

The property listed above in paragraphs (G) and (H) above may be referred to herein as the "Personal Property."

The Property together with the additional property listed above in paragraphs A through H shall be referred to herein as the "Trust Property."

     This Deed of Trust secures:

          One: Payment by Trustor of an indebtedness in the principal sum of Three Million and No/100 Dollars ($3,000,000.00), with interest thereon, according to the terms of the Note (which, by reference, is hereby made a part hereof), and the performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Note.

          Two: Payment by Trustor of such additional sums with interest thereon as may hereafter be loaned by Beneficiary to Trustor when evidenced by a promissory note or notes of Trustor and stated by the terms thereof to be secured hereby.

          Three: The performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained herein.

          Four: Payment by Trustor of all other sums with interest thereon becoming due or payable under the provisions hereof to either Trustee or Beneficiary.

          Five: Payment by Trustor of all real estate and personal property taxes and assessments levied against the Trust Property.

          Six: Payment of any and all sums advanced by Beneficiary to protect the Trust Property, with interest thereon at an annual rate of interest equal to twelve and one-half percent (12.5%).

          Seven: Performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Assignment of Rents and Leases (the "Assignment"), executed by Trustor, in favor of Beneficiary, and in any and all pledges, agreements, security agreements, supplemental agreements or other instruments of security executed by Trustor as of even date herewith or at any time subsequent to the date hereof for the purpose of further securing any indebtedness hereby secured, or any part thereof, or any further advancements or further or additional loans of any sums hereafter made by Beneficiary to Trustor during the continuance of these trusts and secured hereby, or for the purpose of supplementing or amending this Deed of Trust or any instrument secured hereby.

          Eight: The performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Borrower's Affidavit and Solvency Certificate (the "Certificate"), executed by Borrower, in favor of Beneficiary, and under all other present and future agreements executed by Trustor in favor of Beneficiary relative to, evidencing, or securing the Loan or the indebtedness evidenced by the Note (excluding the obligations, representations, warranties, covenants and agreements contained in that certain Environmental Indemnity Agreement of even date herewith executed by Borrower as indemnitor in favor of Beneficiary, as indemnitee, which obligations, representations, warranties, covenants and agreements are not secured by this Deed of Trust or the other Security Documents (as defined hereinafter) nor are they related in any manner to any amounts owed to Beneficiary pursuant to the Note).

     This Deed of Trust, the Note, the Certificate, the Assignment and any other deeds of trust, mortgages, agreements or other instruments given to evidence or further secure the payment and performance of any obligation secured hereby (and any and all replacements, rearrangements, modifications, substitutions, extensions, renewals modifications or amendments thereto) are sometimes referred to collectively herein as the "Security Documents."

                          ARTICLE 1

     COVENANTS, WARRANTIES AND REPRESENTATIONS OF TRUSTOR

To protect the security of this Deed of Trust, Trustor hereby covenants, warrants, represents and agrees as follows:

     1.1 Ownership. Trustor is the lawful owner in fee of the Trust Property. The Trust Property is free from any adverse lien, security interest, encumbrance or adverse claim thereon (except for the lien created by this Deed of Trust and those claims that are of record and have been previously disclosed to Beneficiary in writing). Trustor has good right, full power and lawful authority to convey the Trust Property pursuant to and in accordance with this Deed of Trust. Trustor shall warrant and forever defend said Trust Property and the quiet and peaceful possession thereof against the claims of all persons whomsoever.

     1.2 Secured Obligations. Trustor shall pay when due all indebtedness and perform all obligations that are secured by this Deed of Trust in accordance with their respective terms, pay when due any future advances and perform all future obligations secured by this Deed of Trust.

     1.3  Insurance Policies.

          1.3.1 Trustor shall maintain in full force and effect, at Trustor's sole cost and expense, (i) comprehensive public liability insurance insuring Trustor and Beneficiary against loss, damage, or liability for injury to, or death of, persons and loss or damage to property occurring from any cause whatsoever in, upon, or about the Property and the Improvements, (ii) fire, hazard and extended coverage insurance on the Trust Property, (iii) loss of rental value, (iv) if required by Beneficiary, boiler and machinery insurance covering pressure vessels, air tanks, machinery, pressure piping, heating, air conditioning and elevator and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against loss of occupancy, use or rents arising from any such breakdown, in such amounts as are satisfactory to Beneficiary, and (v) any other insurance required by law. The insurance policies must be approved by Beneficiary in its reasonable discretion as to amount, form, deductibles and insurer, and must cover all risks Beneficiary requires and must be with A+, A or A- rated companies that have a financial size of X or better as shown in a current Best's Key Rating Guide (or comparable guide book acceptable to Beneficiary if Best's should become unavailable); provided, however, that the above-referenced policy or policies of comprehensive public liability insurance shall be maintained in amounts not less than Two Million and No/100 Dollars ($2,000,000) combined single limit; and provided further that the hazard, fire and extended coverage insurance policies must contain a New York standard mortgagee or lender clause endorsement making all losses payable to Beneficiary, must contain cancellation provisions requiring not less than thirty (30) days' written notice to Beneficiary as a condition precedent to any cancellation thereof, must be for the full replacement value of the Improvements, and must contain a "Replacement Cost Endorsement"; and provided further that Loss of "rent value" insurance shall be in the amount of at least Four Hundred Twenty Thousand and No/100 Dollars ($420,000.00) for each twelve
(12) month period (and pro rata for any portion thereof). The hazard, fire and extended coverage insurance policies and a copy of all other insurance policies, together with receipts for the payment of premiums, are to be delivered to and held by the Beneficiary. All renewal and replacement policies (or certificates or binders evidencing same) must be delivered to the Beneficiary at least fifteen (15) days before expiration of the old policies. Approval of any insurance by Beneficiary will not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. Anything above to the contrary notwithstanding, in no event shall Trustor be required to insure against loss by earthquake, earth movement or flood unless such coverage is available at commercially reasonable rates. The deductible for fire, hazard and extended coverage insurance may be One Hundred Thousand Dollars ($100,000).

          1.3.2 All policies of insurance required to be maintained by Trustor hereunder shall contain a waiver of subrogation against the Trustee and Beneficiary, and an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor that might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Trustor.

          1.3.3 Notwithstanding anything to the contrary herein, in the event Trustor fails to provide, maintain, keep in full force and effect or deliver and furnish to Beneficiary the policies of insurance required hereunder, in addition to all other remedies available under this Deed of Trust or any of the Security Documents, Beneficiary, in its sole and absolute discretion and without obligation with respect thereto, may procure such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor will pay all premiums thereon (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date of expenditure by Beneficiary until the date of payment by Trustor) promptly upon demand by Beneficiary, and until such payment is made by Trustor the amount of all such premiums together with interest thereon shall be secured by this Deed of Trust.

          1.3.4 Notwithstanding anything to the contrary herein, in the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required herein or the proceeds thereof shall inure to the benefit of and pass to the successor-in-interest to Trustor or the purchaser or grantee of the Trust Property.

     1.4  Damage and Insurance Proceeds.

          1.4.1 Trustor shall give prompt written notice to Beneficiary of any damage or injury to the Trust Property costing in excess of $25,000 to repair and Trustor shall give whatever notice to insurers of any such damage, injury, loss or diminution of value as may be required. All insurance proceeds on the Trust Property and all causes of action, claims, compensation, awards and recoveries for any such damage or injury to the Trust Property are hereby absolutely assigned to and shall be paid to Beneficiary, and Trustor agrees to execute such further evidence of such absolute assignment of such insurance proceeds, causes of action, claims, compensation, awards and recoveries as Beneficiary or Trustee may require. Beneficiary may (but shall not be obligated to) participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and may join with Trustor in adjusting any loss covered by insurance. Subject to the terms and conditions of
Section 1.4.4 below, Beneficiary will apply any sums received by it under this paragraph first to the payment of all of its costs and expenses (including but not limited to legal fees and disbursements) incurred in obtaining those sums, and then, in its sole and absolute discretion and without regard to the adequacy of its security, to the payment of the indebtedness and obligations secured by this Deed of Trust or to Trustor for restoration or repair of the Trust Property under Beneficiary's prescribed disbursement control procedures as hereinafter described.

          1.4.2 In the event Beneficiary elects, subject to the terms and conditions of Section 1.4.4 below, to apply any sums received under Section
1.4.1 above in whole or in part to the payment of the indebtedness and obligations secured by this Deed of Trust, no prepayment privilege fee shall apply (notwithstanding anything to the contrary in the Note). Any sums applied to the payment of the indebtedness secured by this Deed of Trust shall be applied first against disbursements by Beneficiary (and any interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date of expenditure by Beneficiary until the date of payment by Trustor) chargeable to Trustor pursuant to the terms of this Deed of Trust, then against accrued interest then due and owing under the Note, and thereafter against the principal due under the Note in the inverse order of principal payments as they mature.

          1.4.3 Notwithstanding the foregoing, in the event of loss, Beneficiary is hereby authorized either (a) to settle, adjust or compromise any claim under the above insurance policies without consent of Trustor, which consent is hereby expressly waived; or (b) to allow Trustor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, Beneficiary is authorized to collect and receive any such insurance money. Notwithstanding anything to the contrary contained herein, Trustor may, without the consent of Beneficiary, so long as Trustor is not in default hereunder, settle, adjust or compromise any claim in an original amount less than Twenty Five Thousand and No/100 Dollars ($25,000.00).

          1.4.4 Notwithstanding anything to the contrary herein contained, if (i) the insurers do not deny liability as to the insured; (ii) no Event of Default (as hereinafter defined) exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (iii) Beneficiary has received evidence, satisfactory to Beneficiary in its good faith discretion, that there are sufficient funds available and/or committed, including such insurance proceeds, to effectuate such restoration and to cover the expenses of operating and maintaining the Trust Property and servicing the debt secured hereby and any other debt secured by the Trust Property until the Trust Property is generating sufficient revenues to cover such expenses and debt service;
(iv) in Beneficiary's judgment, Beneficiary's security will not be materially impaired by the application of the insurance proceeds to the restoration of the Improvements; (v) Trustor has delivered to Beneficiary financial plans and projections, including, without limitation, the status of all tenancies or uses of the Trust Property, from which Beneficiary, in its sole judgment, determines that after the completion of such restoration the Trust Property will be economically viable; (vi) Beneficiary has approved the plans and specifications to be used in connection with such restoration; and (vii) the restoration will return the Improvements to substantially the same condition, character and utility and to at least the value that existed immediately prior to such casualty; then such insurance proceeds, after deducting therefrom all expenses incurred by Beneficiary in the collection and administration thereof, shall be used to pay Trustor for the cost of rebuilding, replacing, restoring or repairing the Trust Property so insured in accordance with the disbursement procedures herein contained. In all other cases, such insurance proceeds may at Beneficiary's discretion, either be applied in payment or reduction of the indebtedness secured hereby (whether then due or not) in accordance with
Section 1.4.2 above, or be held by Beneficiary and used to reimburse Trustor or any other party for the cost of the rebuilding, replacing, restoring or repairing the Trust Property so insured.

          1.4.5 In the event Trustor is entitled (whether pursuant to the terms hereof or pursuant to Beneficiary's election or otherwise) to payment out of insurance proceeds for any repair, rebuilding, restoration or replacement, such proceeds shall be made available, from time to time, upon Beneficiary being furnished with satisfactory evidence of progress in such repair, rebuilding, restoration or replacement, together with satisfactory evidence of the estimated cost of completion thereof and together with any such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and payments as Beneficiary may reasonably require and approve. If the estimated cost of the work exceeds ten percent (10%) of the original principal amount of the indebtedness secured hereby, Beneficiary shall also be furnished with all plans and specifications for such rebuilding, replacement, restoration or repair as Beneficiary may reasonably require and approve. The aggregate amount of all payments made prior to the final completion of the work shall never exceed ninety percent (90%) of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of Beneficiary shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. If the amount of such insurance proceeds is insufficient to cover the cost of repair, rebuilding, replacement or restoration, Trustor shall pay such cost in excess of the insurance proceeds before being entitled to any payment out of said insurance proceeds. Any surplus that may remain out of said insurance proceeds after payment of such cost of repair, rebuilding, restoration or replacement shall, at the option of Beneficiary, be applied on account of the indebtedness (whether then due or not) secured hereby in accordance with the terms of Section 1.4.2 above or be paid to any other party entitled thereto.

          1.4.6 Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Trust Property as provided in Section 1.9 hereof or from restoring all damage or destruction to the Trust Property, regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount. The application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

     1.5 Waiver of Claims. Trustor waives any and all right to claim or to recover against Beneficiary, its officers, employees, agents, attorneys and representatives, for loss of or damage to Trustor, the Trust Property, Trustor's other property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

     1.6  Taxes and Assessments.

          1.6.1 Trustor agrees to pay prior to delinquency all taxes and assessments that are or may become a lien on the Trust Property or that are assessed against the Trust Property or its rents, royalties, profits and income. Trustor shall furnish to Beneficiary satisfactory evidence respecting the payment of any and all taxes and assessments. Trustor also agrees to pay when due all lawful claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Trust Property. Trustor also agrees to pay when due all utility charges that are incurred by Trustor for the benefit of the Trust Property or that may become a charge or lien against the Trust Property for gas, electricity, water, telephone or sewer services furnished to the Trust Property and all other charges or assessments of a similar nature, whether public or private, affecting the Trust Property or any portion thereof, whether or not such taxes, assessments or charges are liens thereon. Notwithstanding anything to the contrary herein, in the event Trustor fails to pay any of the foregoing when due or prior to delinquency as required herein, in addition to all other remedies available under this Deed of Trust or any other Security Documents, Beneficiary, in its sole and absolute discretion and without obligation with respect thereto, may pay any or all such amounts, and Trustor will pay such amounts advanced (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until the date of payment by Trustor) promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such advances together with interest thereon shall be secured by this Deed of Trust. Notwithstanding the forgoing provisions of this Section 1.6.1, Trustor shall have the right to contest in good faith any taxes, assessments, claims or demands at any time affecting the Trust Property, provided that such contest is diligently prosecuted and provided further that during the course of such contest Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary reasonably requires that its security will not be impaired by virtue of the contest.

          1.6.2 Unless waived in writing upon such terms and conditions as Beneficiary in its sole discretion may determine, Trustor shall deposit with such party and at such place as Beneficiary may from time to time in writing appoint, commencing on the "Adjustment Date" (as defined in the Note), and on the day monthly installments of principal and interest are payable under the Note until the indebtedness secured by this Deed of Trust is fully paid, a sum equal to one-twelfth of the estimated total annual real property taxes and assessments on the Trust Property and of the estimated total annual premiums on insurance policies required to be maintained with respect to the Trust Property pursuant to the Deed of Trust, such estimate to be made from time to time in Beneficiary's reasonable discretion, with notice of any change in such estimate to be given in writing by Beneficiary to Trustor at least thirty (30) days in advance, and such deposit to be held without any allowance of interest and to be used for the payment of taxes, assessments and insurance renewal premiums relating to the Trust Property prior to delinquency. If the funds so deposited are insufficient to pay any such tax, assessment and insurance renewal premium prior to delinquency, Trustor shall, within five (5) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such taxes, assessments and insurance renewal premiums in full. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may at its own option, without being required to do so, apply any monies at the time on deposit pursuant hereto on any of Trustor's obligations contained in the Note and/or secured by this Deed of Trust, in such order and manner as Beneficiary in its sole and absolute discretion may elect. Such deposits shall be held to be irrevocably applied by Beneficiary or by any depository appointed pursuant hereto for the purposes for which the deposits are made hereunder and shall not be subject to the direction and control of Trustor; provided, however, that neither Beneficiary nor any such depository appointed pursuant hereto, shall be liable for any failure to apply to the payment of taxes, assessments and insurance renewal premiums any amount so deposited unless Trustor, while not in default under the Note or this Deed of Trust, shall have requested Beneficiary or said depository in writing, sent by certified mail return receipt requested, to make application of such funds to the payment of particular taxes, assessments and/or insurance renewal premiums accompanied by the bills or invoices for such taxes, assessments and/or insurance renewal premiums, at least thirty (30) days prior to the date when any such payment is delinquent. Trustor hereby grants to Beneficiary a security interest in any such deposits to secure Trustor's obligation under this Deed of Trust and agrees to execute such financing statements and take such other actions as are required by Beneficiary to create and perfect its security interest in such deposits.

     1.7  Assignment of Rents.

          1.7.1 Trustor hereby presently and absolutely conveys, transfers and assigns to Beneficiary, its successors and assigns, all the rights, interest and privileges that Trustor as lessor has and may have in any leases now existing or hereafter made and affecting the Trust Property or any part thereof, with all of the existing and future rents, additional rents, revenues, issues, earnings, products, royalties, income and profits of the Trust Property that arise from any lease or occupancy agreement pertaining to the Trust Property. Anything to the contrary herein notwithstanding, Trustor also hereby assigns to Beneficiary any award made hereafter to Trustor in any court proceeding involving any of the lessees (specifically including, without limitation, in any bankruptcy, insolvency or reorganization proceeding in any state or federal court) and any and all payments made by or on behalf of any lessee in lieu of rent. Trustor hereby appoints Beneficiary as its irrevocable attorney-in-fact to appear in any action and/or to collect any such award or payment.

          1.7.2 Anything to the contrary herein notwithstanding, unless and until there occurs an Event of Default under this Deed of Trust or any other Security Documents, Trustor will have a license to collect and receive those rents, additional rents, royalties, income and profits as they become due. Upon the occurrence of an Event of Default under this Deed of Trust or any other Security Documents, Beneficiary may terminate Trustor's license in Beneficiary's sole and absolute discretion at any time, and may thereafter collect the rents, additional rents, royalties, income and profits itself or by an agent or receiver. Notwithstanding the foregoing, no action taken by Beneficiary to collect any rents, additional rents, royalties, income or profits will make Beneficiary a mortgagee-in-possession of the Trust Property, unless Beneficiary personally or by authorized agent enters into actual possession of the Trust Property. Possession by a court appointed receiver will not be considered possession by Beneficiary.

          1.7.3 Trustor hereby agrees to indemnify Beneficiary against, and to hold Beneficiary harmless from, any and all liability, claim, demand, damage, loss, cost or expense (including actual attorneys' fees and expenses) arising from any of said leases or from this assignment (other than as arising from Beneficiary's gross negligence, wilful misconduct or breach of lease after taking possession of the Property), and this assignment shall not place responsibility for the control, care, management or repair of said premises upon Beneficiary, or make Beneficiary responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Trust Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Any expenditures made by Beneficiary to cure any default by Trustor under any term of any lease (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until the date of payment by Trustor) will be paid by Trustor promptly upon demand by Beneficiary and will be additional indebtedness secured by this Deed of Trust.

          1.7.4 The receipt by Beneficiary of any rents, additional rents, issues, royalties, income or profits pursuant hereto after the institution of foreclosure proceedings hereunder shall not cure such default nor affect such proceedings or any sale pursuant hereto unless the sums collected equal or exceed all sums then owed by Trustor. All rents, additional rents, issues, royalties, income and profits collected by Beneficiary or a receiver will be applied first to pay all expenses of collection, and then to the payment of all costs of operation and management of the Trust Property, and then to the payment of the indebtedness and obligations secured by this Deed of Trust in whatever order Beneficiary directs in its sole and absolute discretion and without regard to the adequacy of its security.

          1.7.5 Concurrently with the recordation of this Deed of Trust, the Assignment shall also be recorded. To the extent of any inconsistency between this Article 1, Section 1.7 of this Deed of Trust and the Assignment, the terms and provisions of the Assignment shall be controlling.

     1.8   Transfer of Trust Property.

          1.8.1 Without the prior written consent of Beneficiary, which consent or the denial thereof shall be in Beneficiary's sole and absolute discretion, Trustor shall not hypothecate, pledge, grant a security interest in or otherwise encumber (whether voluntarily or by operation of law) all or any portion of the Trust Property (a "Prohibited Encumbrance").

          1.8.2 Without the prior written consent of Beneficiary, which consent or the denial thereof shall be in Beneficiary's sole and absolute discretion, (i) Trustor (or any subsequent holder of an interest in the Trust Property following a transfer to which Beneficiary consents or that is otherwise permitted hereby (a "Subsequent Owner")) shall not sell, assign, convey, contract to sell, lease (other than pursuant to any existing leases of the Trust Property that have been approved by Beneficiary (Beneficiary approves of the lease with Flex Products, Inc. dated June 30, 1995)) or otherwise transfer all or any portion of the Trust Property or any interest or estate therein (whether possessory or nonpossessory), whether voluntarily or by operation of law; or (ii) there shall occur a transfer in the aggregate of more than fifty percent (50%) of the shares in Trustor to one person or entity and any affiliates of any such person or entity (the occurrence of an event described above in (i) or (ii) that occurs without Beneficiary's consent being referred to herein as a "Prohibited Transfer"). Notwithstanding the preceding provisions of this
Section 1.8.2, Trustor may, in good faith and by appropriate proceedings, contest any lien or encumbrance without cost or expense to Trustee or Beneficiary, but only upon posting, and concurrently supplying to Beneficiary a certified copy of, a statutory bond or other security sufficient under applicable law or causing the issuance of title insurance satisfactory to Beneficiary, fully to protect any and all of the Trust Property encumbered by such claim of lien and otherwise sufficient in Beneficiary's sole judgment to protect Trustee and Beneficiary against any judgment in favor of lien claimant. If the conditions of the preceding sentence are satisfied within twenty (20) days after Trustor receives notice of such lien or encumbrance, such lien or encumbrance shall not be deemed to be a Prohibited Encumbrance or a Prohibited Transfer.

          1.8.3  Notwithstanding anything to the contrary contained in this
Section 1.8, Beneficiary shall consent to a one-time transfer of fee interest in the Trust Property, provided, however, that it is established to the satisfaction of Beneficiary in its good faith discretion that all of the following requirements have been satisfied:

               (i) not less than thirty (30) days prior to the proposed transfer, Trustor shall have delivered to Beneficiary (A) a written request for approval of the proposed transfer; (B) if the proposed transferee is a limited partnership, a true and complete copy of the such limited partnership's Agreement of Limited Partnership and Certificate of Limited Partnership (Form LP-1), and a good standing certificate for such limited partnership; (C) if the proposed transferee is a general partnership, a true and complete copy of the Agreement of Partnership and the Statement of Partnership of such partnership; (D) if the proposed transferee is a corporation, a true and complete copy of such corporation's Articles of Incorporation and Bylaws and a good standing certificate for such corporation; and (E) true and complete copies of all agreements and documentation relating to the transfer;

               (ii) the proposed purchaser must be an experienced owner of commercial real estate for properties similar to the Trust Property and must have internal property management personnel with demonstrated capability in the management of such properties such that the managerial and operational skills of the proposed purchaser are as good as Trustor's as of the date hereof and as of the date of the proposed transfer;

               (iii) as of the date of the proposed transfer, the proposed purchaser must be at least as creditworthy as Trustor as of the date hereof and as of the date of the proposed transfer;

               (iv) all documentation relating to the transfer must be good faith satisfactory to Beneficiary;

               (v) no Event of Default and no event, that with the passage of time and/or the giving of notice would constitute such an Event of Default, exists and no other event or condition exists that could cause the Loan to be in jeopardy of default at the time Trustor requests approval of the proposed transfer and at the time of the transfer;

               (vi) at the time of the request for approval of the proposed transfer, Trustor shall have paid to Beneficiary a nonrefundable transfer privilege fee equal to one percent (1%) of the then outstanding principal balance under the Note;

               (vii) Trustor shall have obtained an endorsement to Beneficiary's policy of title insurance, if required by Beneficiary, insuring the continued priority, without additional exceptions other than current real property taxes and other matters approved by Beneficiary, of the lien of this Deed of Trust;

               (viii) Trustor and the transferee shall have satisfied all other good faith requirements of Beneficiary for providing its consent to such transfers, including, without limitation, the execution and delivery of an assumption agreement, a security agreement and financing statement;

               (ix) the use of the Trust Property shall remain the same (that is, for general office and industrial purposes) after the transfer; and

               (x) Trustor shall pay all actual fees and expenses incurred by Beneficiary or its counsel in connection with the proposed transfer, including, without limitation, all legal, recording and title insurance fees and expenses. Trustor acknowledges and agrees that Trustor shall be liable to Beneficiary for such fees and expenses regardless of whether the proposed transfer actually occurs, and such liability shall be secured by the Deed of Trust and shall bear interest at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until paid.

The right described in this Section 1.8. shall be available only with respect to a single transfer by the original Trustor and not with respect to subsequent transfers. (A transfer in accordance with such one-time right is hereinafter referred to as a "One-Time Third Party Transfer.")
For the purposes of this provision, a transfer shall not be deemed to have occurred if, following notice or request for consent to Beneficiary, such transfer is not completed for any reason whatsoever. The right to make a One-Time Third Party Transfer by the original Trustor may be exercised only with Beneficiary's prior approval of the matters that require its approval, or as to which it is required to be satisfied, as provided above.

          1.8.4 In the event of a Prohibited Transfer, then, at Beneficiary's election in its sole and absolute discretion, upon notice to Trustor, Beneficiary may declare the whole of the principal balance of the Note and all accrued but unpaid interest thereon immediately due and payable, together with a transfer privilege fee of (i) four percent (4%) of said principal balance if such Prohibited Transfer occurs during the first four (4) Loan Years (as defined in the Note) or (ii) the greater of (A) one half (1/2) of the amount that would be the Prepayment Privilege Fee (as provided in the Note) and (B) one percent (1%) of said principal balance, if such Prohibited Transfer occurs at any time during the fifth (5th) Loan Year through the sixth (6th) month of the fifteenth (15th) Loan Year. Commencing with the seventh (7th) month of the fifteenth (15th) Loan Year, there will be no transfer privilege fee.

          1.8.5  Notwithstanding anything to the contrary contained in this
Section 1.8, the occurrence of (a) a Prohibited Encumbrance, or (b) a Prohibited Transfer where (i) Trustor or any Related Party retains any interest in the property so transferred, (ii) Trustor or any Related Party has any agreement or understanding with the transferee of such property with respect to the retransfer of such property to Trustor or to any Related Party, or (iii) Trustor or any Related Party has any interest in the transferee of such property, shall be deemed an Event of Default, and Beneficiary shall have all of its rights and remedies in such event, including, without limitation, the right to declare the entire unpaid principal balance of the Note and all accrued but unpaid interest thereon immediately due and payable, together with the prepayment privilege fee due pursuant to the terms of the Note upon the occurrence of an Event of Default followed by acceleration of the maturity of the Note, and to charge interest at the rate of twelve and one-half percent (12.5%) per annum on such sum from the date of such Prohibited Transfer or Prohibited Encumbrance until such sum is paid in full.

     1.9  Maintenance, Repair, Alteration.

          1.9.1 Trustor will not commit any waste on the Trust Property or take any actions that would invalidate or give cause for the cancellation of any insurance carried on the Trust Property. Trustor will maintain the Trust Property in good condition and repair. Trustor will keep the Trust Property free from mechanics' liens or other liens or claims for liens not expressly subordinated to the lien hereof. Notwithstanding the preceding sentence, Trustor may, in good faith and by appropriate proceedings, contest any lien or encumbrance without cost or expense to Trustee or Beneficiary, but only upon posting, and concurrently supplying to Beneficiary a certified copy of, a statutory bond or other security sufficient under applicable law or causing the issuance of title insurance satisfactory to Beneficiary, fully to protect any and all of the Property encumbered by such claim of lien and otherwise sufficient in Beneficiary's sole judgment to protect Trustee and Beneficiary against any judgment in favor of the lien claimant. If the conditions of the preceding sentence are satisfied within twenty (20) days after Trustor receives notice of such lien or claim, such lien or claim shall not be deemed to be an Event of Default hereunder. Trustor will pay when due any indebtedness that may be secured by a lien or charge on the Trust Property or any part thereof (other than liens for taxes and assessments, which shall be paid prior to delinquency) and will, upon request, exhibit satisfactory evidence of the discharge of any such liens to Beneficiary. No Improvements located on the Trust Property may be removed, demolished or materially altered without the prior written consent of Beneficiary. No personal property in which Beneficiary has a security interest hereunder may be removed from the Trust Property unless it is immediately replaced by similar property of at least equivalent value on which Beneficiary will immediately have a valid and perfected first lien and security interest, ranking senior in priority to any and all other liens, security interests, encumbrances, or charges thereon. Trustor shall complete promptly and in good and workmanlike manner any building or buildings or any improvements now or at any time in the process of erection upon the Property and to restore promptly in like manner any Improvement that may be damaged or destroyed thereon. Without Beneficiary's prior written consent, Trustor will make no material alterations to the Trust Property except as required by law or municipal ordinance. Trustor will suffer or permit no change in the general nature of the occupancy or use of the Trust Property without Beneficiary's prior written consent.

          1.9.2 Without the prior written consent of Beneficiary, Trustor will not seek, make or consent to any change in the zoning or conditions of use of the Trust Property. Trustor will comply with and make all payments required under the provisions of any and all laws, ordinances, regulations, resolutions, covenants, conditions, and restrictions now or hereafter affecting the Trust Property or any part thereof or the business or the activity conducted thereon. Trustor will comply with all existing and future requirements of all governmental authorities having jurisdiction over the Trust Property or the use thereof and will not commit, suffer, permit, or allow any act to be done in and upon the Trust Property in violation of any existing or future law, ordinance, resolution or regulation. Trustor will comply with all restrictions of record with respect to the Trust Property or use thereof. Notwithstanding the forgoing provisions of this Section 1.9.2, Trustor shall have the right to contest in good faith any laws, ordinances, regulations, resolutions, covenants, conditions, and restrictions any time affecting the Trust Property, provided that such contest is diligently prosecuted and provided further that during the course of such contest Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary requires in good faith that its security will not be impaired by virtue of the contest.

          1.9.3 Beneficiary, at any time, is authorized to engage an independent inspector to survey the adequacy of the maintenance of the Trust Property and/or to conduct an environmental audit of the Trust Property to determine whether the Trust Property is in compliance with and/or whether any conditions exist that may cause the Trust Property to be in violation of any "Environmental Laws" (as defined hereinafter). The scope and type of a survey or environmental audit shall be in Beneficiary's sole and absolute discretion, and Trustor acknowledges that an environmental audit may include, without limitation, air, soil and ground water sampling. Provided that an Event of Default has occurred and is continuing when the work on any such survey or audit commenced or Beneficiary has a good faith belief that the Property may be in violation of Environmental Laws, Trustor shall pay the cost incurred by Beneficiary for any such survey or environmental audit (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until repayment by Trustor), and all such costs with interest thereon shall be secured by this Deed of Trust. If the Trust Property is found to be in violation of any Environmental Laws or any conditions exist that may make the Trust Property be in violation of any Environmental Laws or if the maintenance of the Trust Property is found to be in violation of this Deed of Trust, such inspector shall make recommendations to, and determine the estimated cost to, bring the Trust Property into compliance with such laws, correct such conditions or make such repairs and replacements necessary to comply with this Deed of Trust. In such event Trustor shall commence implementation of such recommendations at its own cost and expense within thirty (30) days, and shall thereafter with diligence, complete such recommendations and Trustor shall provide Beneficiary with bonds or other assurances required by Beneficiary in its sole and absolute discretion that said recommendations will be satisfactorily completed. Trustor acknowledges that any survey or environmental audit shall be conducted solely for the benefit of Beneficiary and that in no manner should the completion of such a survey or environmental audit be deemed to be a representation by Beneficiary as to the Property's compliance with any Environmental Laws or as to the adequacy of the maintenance of the Trust Property.

     1.10  Books and Records.

          1.10.1 Trustor will keep adequate books and records of account of the Trust Property and of Trustor's own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its agents will have the right to examine, copy and audit the records and books of account of the Trust Property at all reasonable times. If Trustor shall be in default under this Deed of Trust or under any other Security Documents, Trustor shall deliver to Beneficiary, upon demand, audited financial statements and profit-and-loss statements for the Trust Property prepared by an independent certified public accountant in accordance with generally accepted accounting principles consistently applied. In addition to the foregoing, Trustor shall, within one hundred twenty (120) days of the first day of each calendar year, furnish to Beneficiary financial statements of Trustor statements of income and expenses of the Trust Property for the preceding calendar year, a balance sheet of the Trust Property as of the first day of the calendar year, and a current rent roll (if any part of the Trust Property is then subject to lease), each shall be certified as to truth and accuracy by Trustor and shall be satisfactory in form and substance to Beneficiary in its good faith and absolute discretion and disclose a solvent condition.

          1.10.2 Beneficiary, or its agents, representatives or workmen, are authorized to enter at any reasonable time (and upon reasonable advance notice to Trustor) upon or in any part of the Trust Property for the purpose of inspecting the Trust Property and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust or any other Security Documents or any other agreement between the parties.

          1.10.3 Trustor will promptly furnish, upon Beneficiary's request, a duly acknowledged written statement setting forth all amounts due on the indebtedness secured by this Deed of Trust and stating that no offsets or defenses exist, and containing such other matters as Beneficiary may reasonably require.

          1.10.4 Trustor hereby represents, warrants and certifies that all financial statements, information and certificates previously or contemporaneously delivered to Beneficiary concerning Trustor, and/or the Trust Property are true, complete and correct in all material respects.

     1.11 Management of the Trust Property. Trustor will provide for competent management of the Trust Property. Any third party manager of the Trust Property and their management contracts (including any modification, extension or renewal thereof) shall be approved by Beneficiary in its sole and absolute discretion. All rights of any person or entity to compensation or fees pursuant to any such management contract shall be subordinate to Beneficiary's rights under this Deed of Trust and any other Security Documents. Any such management contracts shall be terminable upon the occurrence of an Event of Default, at the option of Beneficiary in Beneficiary's sole and absolute discretion, upon thirty (30) days' written notice to the manager thereunder.

     1.12  Actions Affecting Trust Property.

          1.12.1 Trustor will, at its own expense, appear in and defend any action or proceeding that would affect Beneficiary's security or the rights or powers of Beneficiary or Trustee or that purports to affect any of the Trust Property. If Trustor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the Security Documents, or if any action or proceeding of any kind (including, but not limited to any condemnation proceeding or any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced or if there occurs any other event that might affect Beneficiary's, Trustor's or Trustee's interest in the Trust Property or Beneficiary's right to enforce its security, then Beneficiary and/or Trustee may, without notice, any right to such prior notice which is hereby expressly waived, at their option and without obligation to do so, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect the Trust Property, to protect or enforce the security of this Deed of Trust or to remedy the failure of Trustor to perform its covenants and agreements (without, however, waiving any default of Trustor). Trustor agrees to pay all out-of-pocket expenses of Beneficiary and Trustee thus incurred (including, without limitation, all actual attorneys' fees and costs). Any sums so disbursed by Beneficiary or Trustee (and interest thereon) will be additional indebtedness of Trustor secured by this Deed of Trust, will bear interest from the date incurred by Beneficiary or Trustee until paid by Trustor at the rate of twelve and one-half percent (12.5%) per annum, and will be payable by Trustor upon demand. This paragraph will not be construed to require Beneficiary or Trustee to incur any expenses, make any appearances, or take any actions.

          1.12.2 If Beneficiary is made or becomes a party to any litigation concerning this Deed of Trust, the other Security Documents or the Trust Property or any part thereof or interest therein, or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability, claims, demands, obligations, losses, costs and expenses, incurred by reason of said litigation, including, without limitation, all actual attorneys' fees and expenses incurred by Beneficiary in such litigation, whether or not any such litigation is prosecuted to judgment. If Beneficiary commences an action against Trustor or appears in any bankruptcy, insolvency, reorganization or other proceeding for debtor relief to enforce any of the terms hereof or because of the breach by Trustor of any of the terms hereof, or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary, upon demand, all actual attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, shall be enforceable whether or not such action is prosecuted to judgment, will be additional indebtedness of Trustor secured by this Deed of Trust and will bear interest at the rate of twelve and one-half percent (12.5%) per annum from the date incurred until paid in full.

          1.12.3 In the event Trustor requests (i) any changes to this Deed of Trust or any other documents relating to the Loan, (ii) releases of any part of the Trust Property or any additional property upon which a security interest has been granted to secure the indebtedness secured hereby, or (iii) any waivers by Beneficiary, then Trustor shall reimburse Beneficiary for all resulting actual attorneys' fees and expenses incurred by Beneficiary. The need for legal review and preparation of any documentation shall be in the sole discretion of Beneficiary.

     1.13  Security Agreement and Fixture Filing.

          1.13.1 Trustor hereby grants to Beneficiary a security interest in the Personal Property to secure all of Trustor's obligations to Beneficiary contained in this Deed of Trust and any other Security Documents. This Deed of Trust constitutes a Security Agreement with respect to all personal property in which Beneficiary is granted a security interest hereunder, and Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in California (the "Uniform Commercial Code") as well as all other rights and remedies available at law or in equity.

          1.13.2 Trustor will execute, acknowledge, deliver and cause to be recorded or filed, in the manner and place required by any present or future law, any instrument that may be requested by Beneficiary to publish notice or protect, perfect, preserve, continue, extend, or maintain the security interest and lien, and the priority thereof, of this Deed of Trust or the interest of Beneficiary in the Trust Property, including, without limitation by reason of specification, deeds of trust, security agreements, financing statements, continuation statements, and instruments of similar character, and Trustor shall pay or cause to be paid (i) all filing and recording taxes and fees incident to each such filing or recording, (ii) all expenses, including without limitation, actual attorneys' fees and costs, incurred by Beneficiary in connection with the preparation, execution, and acknowledgement of all such instruments, and (iii) all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments, and charges arising out of or in connection with the execution and delivery of such instruments. Trustor hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office any such instruments if Trustor should fail to do so.

          1.13.3 Upon the occurrence and during the continuance of any Event of Default, Beneficiary shall have the right to cause any of the Trust Property that is Personal Property and subject to the security interest of Beneficiary hereunder to be sold at any one or more public or private sales as permitted by applicable law, and Beneficiary shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law, specifically including, without limitation, the right to proceed as to both the real property and the personal property contained within the Trust Property as permitted by Uniform Commercial Code Section 9501(4). Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Trustee and Beneficiary, shall be eligible to purchase any part or all of such property at any such disposition.

          1.13.4 Expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include, without limitation, Beneficiary's and Trustee's actual attorneys' fees and legal expenses. Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at such place as shall be required by Beneficiary in its sole discretion. Beneficiary shall give Trustor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such personal property or of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, at the same address as is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor.

          1.13.5 Trustor maintains a place of business in the State of California, as set forth as the address of Trustor provided herein under "Requests for Notices" below, and Trustor will immediately notify
Beneficiary in writing of any change in its place of business.

          1.13.6 Portions of the Trust Property are goods that are or are to become fixtures relating to the Property, and Trustor covenants and agrees that the filing of this Deed of Trust in the real estate records of the county where the Trust Property is located shall also operate from the time of filing as a fixture filing in accordance with Sections 9313 and 9402(6) of the Uniform Commercial Code.

     1.14 Payments. All sums payable by Trustor hereunder or secured hereby shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein or in the Note) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Trust Property or any part thereof;
(iii) any defect in title to or encumbrance on the Property or the Improvements or any part thereof or any eviction from the Property or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim that Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, and whether or not Trustor shall have notice or knowledge of any of the foregoing. Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

     1.15  Condemnation.

          1.15.1 Should the Trust Property, or any part thereof or interest therein, be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner or should Trustor receive any notice or other information regarding such proceeding, Trustor shall give prompt written notice thereof to Beneficiary.

          1.15.2 Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceedings. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds awarded to Trustor (the "Proceeds") are hereby assigned to and shall be paid to Beneficiary, and Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require.

          1.15.3 Subject to the terms and conditions of Section 1.15.4 below, in the event any portion of the Trust Property is so taken or damaged, Beneficiary shall have the option, in its sole and absolute discretion, to apply all such Proceeds, after deducting therefrom all costs and expenses (whether incurred with or without suit), including actual attorneys' fees and costs, incurred by it in connection with such Proceeds, to any indebtedness (whether due or not) secured hereby and in such order as Beneficiary may determine, or to require Trustor to restore and rebuild and to apply all such Proceeds, after such deductions, to the restoration of the Trust Property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Notwithstanding the foregoing, if (i) no Event of Default exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (ii) Beneficiary has received evidence, satisfactory to Beneficiary in its good faith judgment, that there are sufficient funds available and/or committed, including such condemnation proceeds, to effectuate such restoration and to cover the expenses of operating and maintaining the Trust Property and servicing the debt secured hereby and any other debt secured by the Trust Property until the Trust Property is generating sufficient revenues to cover such expenses and debt service; (iii) in Beneficiary's judgment, Beneficiary's security will not be materially impaired by the application of the condemnation proceeds to the restoration of the Improvements;
(iv) Trustor has delivered to Beneficiary financial plans and projections from which Beneficiary, in its good faith judgment, determines that after the completion of such restoration the Trust Property will be economically viable; (v) Beneficiary has approved the plans and specifications to be used in connection with such restoration; and (vi) the restoration will return the Improvements to substantially the same condition, character and utility that existed immediately prior to such taking; then the Proceeds, after the deductions provided for above, shall be used to pay Trustor for the cost of the rebuilding or restoring of the buildings or improvements.

          1.15.4 In the event Trustor is required by Beneficiary's option or otherwise entitled to rebuild or restore as aforesaid, the Proceeds, after said deductions, shall be paid out in the same manner as provided in
Section 1.4.5 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. If the amount of such Proceeds is insufficient to cover the cost of rebuilding or restoration, Trustor shall pay such cost in excess of the Proceeds before being entitled to any payment out of said Proceeds.

          1.15.5 Any surplus that may remain out of said Proceeds after payment of such cost of rebuilding or restoration shall, at the option of Beneficiary, be applied on account of the indebtedness (whether then due or not) secured hereby in such order as Beneficiary may determine or be paid to any other party entitled thereto. In applying any Proceeds on account of the indebtedness secured hereby, a prepayment privilege fee shall be assessed based on the Privilege Rate as defined in the Note. To the extent that any applicable prepayment fee results from the application of the award to the prepayment of the indebtedness secured hereby, such amount shall be paid by the condemning authority as part of the award and not by Trustor as an amount in addition to the award, and if no such award for prepayment fees is granted, Trustor shall have no liability for any such fees (anything to the Note to the contrary notwithstanding).

     1.16 Additional Security. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

     1.17 Trustee Actions. At any time, or from time to time, without liability therefor and without notice to Trustor, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Property, Trustee may (i) reconvey all or any part of said Trust Property, (ii) consent in writing to the making of any map or plan thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof or other agreement affecting this Deed of Trust.

     1.18 Release or Discharge. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

     1.19 Taxes. If, by the laws of the United States of America, or of any state having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of this Deed of Trust or any other Security Documents, or the recording of all or any of the foregoing or of any security interest created thereby, Trustor will pay such tax in the manner required by such law. Trustor shall also hold harmless and indemnify Trustee or Beneficiary against any liability incurred by reason of the imposition of any tax on the issuance of this Deed of Trust or any other Security Documents, or on the recording of this Deed of Trust or any other Security Documents or of any security interest created hereby or thereby.

     1.20  Regulated Substances.

          1.20.1 As used herein, "Regulated Substance" means any substance, material, or matter including, without limitation, medical waste that may give rise to liability under any Environmental Laws (as defined herein). As used herein, "Environmental Laws" means (a) any local, state or federal laws, rules, ordinances or regulations, either in existence as of the date hereof, or enacted or promulgated after the date of this Deed of Trust, that concern the existence, management, control, discharge, treatment, containment, and/or removal of substances or materials that are or may become a threat to public health or the environment; or (b) any common law theory based on nuisance, trespass, negligence, strict liability, aiding and abetting or other tortious conduct.

          1.20.2 Trustor represents and warrants that (i) there has been no deposit, storage, seepage or filtration of any Regulated Substances (including, without limitation, asbestos, oil, petroleum or chemical liquids or solids, liquids or gaseous products) at, upon, under or within the Trust Property or any contiguous real estate in violation of any Environmental Laws, and (ii) Trustor has not caused or permitted to occur, and shall not permit to exist, any condition that may cause a discharge of any Regulated Substances at, upon, under or within the Property or on any contiguous real estate.

          1.20.3 Trustor further represents and warrants that (i) neither Trustor nor any other party has been, is or will be involved in operations at or near the Trust Property, which operations could lead to (A) the imposition of liability under the Environmental Laws on Trustor, or on any subsequent or former owner of the Trust Property, or (B) the creation of a lien on the Trust Property under the Environmental Laws or under any similar laws or regulations; and (ii) Trustor has not permitted, and Trustor will not permit, any tenant or occupant of the Property to engage in any activity that could impose liability under the Environmental Laws on such tenant or occupant, on Trustor or on any other owner of any of the Trust Property.

          1.20.4 Trustor and the Trust Property shall comply strictly and in all respects with the requirements of the Environmental Laws and related regulations and with all similar laws and regulations and shall notify Beneficiary immediately in the event of any discharge or discovery of any Regulated Substance at, upon, under or within the Trust Property of which Trustor has notice. Trustor shall promptly forward to Beneficiary copies of all orders, notices, permits, applications or other communications and reports of which Trustor has notice in connection with any discharge or the presence of any Regulated Substance or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Trust Property.

     1.21 Forfeiture. Trustor hereby represents and warrants to Beneficiary that there has not been committed by Trustor or any other person involved with the Trust Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Property or any part thereof or any monies paid in performance of Trustor's obligations under this Deed of Trust and the other Security Documents, and each agreement and/or obligation of Trustor incorporated by reference therein or herein, and any modifications or amendments thereof. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Trustor hereby indemnifies Beneficiary and agrees to defend and hold Beneficiary harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in this Section
1.21. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Trustor, Beneficiary or all or any part of the Trust Property under any federal or state law for which a potential result is forfeiture of (a) the Trust Property or any part thereof or (b) any monies paid in performance of Trustor's obligations under this Deed of Trust or the other Security Documents shall, at the election of Beneficiary, constitute an Event of Default hereunder without notice or opportunity to cure.

     1.22 Continuing Obligations. Trustor agrees to fully and faithfully satisfy and perform the obligations of Trustor contained in this Deed of Trust and the other Security Documents, and each agreement and/or obligation of Trustor incorporated by reference therein or herein, and any modifications or amendments thereof. All representations, agreements, obligations, covenants and warranties of Trustor contained in any of the Security Documents incorporated by reference therein, or contained herein or in any other Security Documents, or otherwise made by Trustor to or with Beneficiary at any time whether or not contained in any of the foregoing documents, shall survive the funding of the Loan and shall remain continuing obligations, agreements, covenants, warranties and representations of Trustor during any time when any portion of the obligations secured by this Deed of Trust remain outstanding (it being understood, however, that statements in any representation or warranty are represented or warranted to be true and correct only as of the date made except for representations or warranties pertaining to future conduct, which such representations and warranties pertaining to the future shall be deemed to be covenants for purposes of Section 2.1 hereof).

     1.23 Americans With Disabilities Act. Trustor hereby represents to Beneficiary that the Trust Property is in full compliance with the Americans With Disabilities Act (the "ADA") to the extent that the ADA applies to the Trust Property. Trustor hereby covenants and agrees not to permit, commit or suffer to exist any condition which might result in a violation of the ADA, and if any such condition should occur to immediately remedy any such condition. Trustor hereby indemnifies and agrees to defend and hold Beneficiary harmless from and against any loss, damage, injury, claim, liability, cost or expense (including actual attorneys' fees and expenses) by reason of the breach of the covenants, agreements and indemnities set forth in this Section 1.23.

                          ARTICLE 2

                           DEFAULT

      2.1 Events of Default. Trustor will be in default under this Deed of Trust if any of the following events should occur, any one or all of which events shall be an event of default ("Event of Default") hereunder:

          (a) Trustor fails to make any payment of principal and/or interest under the Note within ten (10) days after the date when due;

          (b) There occurs either a Prohibited Encumbrance or a Prohibited Transfer;

          (c) Trustor fails to perform any other covenant or obligation or breaches any other agreements or warranties contained in this Deed of Trust or incorporated into any other Security Document and such failure or breach (and the consequences that the delay in such performance may have caused) are not cured and/or remedied within fifteen (15) days after notice of such failure or breach is given to Trustor from Beneficiary; provided, however, if such failure or breach cannot, in the sole and absolute discretion of Beneficiary exercised in good faith, reasonably be cured and/or remediated within said fifteen (15) day period, Trustor shall have an additional sixty
(60) days to cure such failure or breach so long as Trustor is diligently pursuing such cure and/or remediation; provided, further, that in no event shall any cure and/or remediation period exceed seventy five (75) days. Notwithstanding the foregoing, any such failure or breach shall be deemed an Event of Default upon the occurrence thereof (for which no notice shall be required and no cure period shall be available to Trustor) if (a) such failure or breach is the third (3rd) default to occur within any period of twelve (12) consecutive months and notice of the first two (2) defaults has been sent to Trustor, regardless of whether the same or different defaults are involved and notwithstanding that Trustor may have cured within any applicable cure period any previous defaults occurring within such twelve
(12) month period or (b) in the reasonable discretion of Beneficiary, such failure or breach constitutes or creates a clear and present emergency or threat to the Trust Property;

          (d) Any representation by Trustor or disclosure or certification made to the Beneficiary by or on behalf of Trustor proves to be false or misleading in any material respect on the date as of which made, whether or not that representation, disclosure or certification appears in this Deed of Trust or in any other Security Documents;

          (e) The filing of any claim or lien or notice to withhold against the Trust Property or any part thereof or of any interest or right made appurtenant thereto and the continued maintenance of said claim or lien or notice to withhold for a period of thirty (30) days after discovery thereof without discharge or satisfaction thereof or provision therefor satisfactory to Beneficiary in its good faith discretion;

          (f) Any failure or breach of any covenant or condition on Trustor's part to be performed under any other loan agreement, note, deed of trust or assignment applicable to the Trust Property and such failure or breach continues for twenty (20) days after notice from Beneficiary;

          (g)  Any of the following:

               (1) A general assignment by Trustor or, if Trustor is a partnership, by any of the general partners of Trustor, or if Trustor is a corporation, by any of the shareholders that control Trustor, for the benefit of creditors;

               (2) The filing of a voluntary petition by Trustor or, if Trustor is a partnership, by any of the general partners of Trustor, or if Trustor is a corporation, by any of the shareholders that control Trustor, in bankruptcy or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal, foreign, provincial or otherwise, for the relief of debtors;

               (3) The filing of an involuntary petition or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal, foreign, provincial or otherwise, for the relief of debtors against Trustor or any of the general partners of Trustor if Trustor is a partnership, or any of the shareholders that control Trustor if Trustor is a corporation, by the creditors of any of the aforementioned, said petition remaining undischarged or the party subject thereof failing to obtain vacation thereof for a period of sixty (60) days;

               (4) The appointment by any court of a receiver to take possession of the Trust Property (or any portion thereof) or of any asset or assets of Trustor or any of the general partners of Trustor if Trustor is a partnership or any of the shareholders that control Trustor if Trustor is a corporation, such asset or assets having a value in excess of One Hundred Thousand Dollars ($100,000) and said receivership remaining undischarged for a period of sixty (60) days;

               (5) Attachment, execution or judicial seizure of the Trust Property (or any portion thereof) or of all or any part of the assets of Trustor or any of the general partners of Trustor if Trustor is a partnership, or any of the shareholders that control Trustor if Trustor is a corporation, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

          (h) Trustor fails to pay, with respect to the Trust Property, any installment of special assessments, or any installment of general real estate taxes, or any installment of personal property taxes, or any insurance renewal premiums, prior to delinquency, unless the same is being contested in good faith pursuant to the last sentence of section 1.6.1 hereto; or

          (i) Any default by Trustor under any leases of the Trust Property or any termination, modification, surrender, merger or other change of any leases of the Trust Property (or any portion thereof), without the prior written consent of Beneficiary or as otherwise permitted under any Security Document.

                          ARTICLE 3

                           REMEDIES

     3.1 Remedies Upon Default. If Trustor is in default, Beneficiary may, at its sole option, without notice to Trustor, which notice is hereby expressly waived, do any one or more of the following:

          (a) Declare any or all indebtedness secured by this Deed of Trust to be due and payable immediately (in which event, all such indebtedness shall thereafter bear interest at the rate of twelve and one-half percent (12.5%) per annum until paid);

          (b) Enter into the Trust Property, in person, by agent or by court- appointed receiver; take any and all steps that may be desirable in Beneficiary's judgment to preserve and enhance the value, marketability or rentability of the Trust Property; complete any unfinished development; manage and operate the Trust Property; and apply any rents, additional rents, royalties, income or profits collected against the indebtedness secured by this Deed of Trust without in any way curing or waiving any default of Trustor;

          (c) Bring a court action to foreclose this Deed of Trust or to enforce its provisions or any of the indebtedness or obligations secured by this Deed of Trust;

          (d) Cause any or all of the Trust Property to be sold under the power of sale granted hereby (pursuant to California Civil Code Section 2924 et seq. and/or any other provision of applicable law) in any manner permitted by applicable law; and

          (e) Exercise any other right or remedy available under law or in equity, specifically including, without limitation, any or all of the remedies available to a secured party under the Uniform Commercial Code as enacted in California as respects personal property subject to any security interest granted hereunder.

          Nothing herein contained shall be construed as constituting Beneficiary a "mortgagee-in-possession" in the absence of the taking of actual possession of the Property by Beneficiary pursuant to the terms hereof. In the exercise of the powers herein granted Beneficiary, no liability shall be asserted or enforced against Beneficiary, all such liability being expressly waived and released by Trustor.

     3.2 Foreclosure by Power of Sale. For any sale under the power of sale granted by this Deed of Trust, Trustee shall record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Trust Property upon any terms and conditions specified by Beneficiary and permitted by applicable law. Trustee may postpone any sale by public announcement at the time and place noticed for the sale. If the Trust Property consists of several lots or parcels, Beneficiary in its sole and absolute discretion may designate their order of sale or may elect to sell all of them as an entirety, whether or not Trustor objects. Any person, including Trustee and Beneficiary, may purchase at any sale. Upon any sale, Trustee will execute and deliver to the purchaser or purchasers a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all persons.

     3.3 Proceeds of Foreclosure Sale. The proceeds of any sale under this Deed of Trust will be applied in the following manner:

          FIRST: Payment of the costs and expenses of the sale, including but not limited to Trustee's actual fees, actual attorneys' fees and costs for disbursements, title charges, transfer taxes, the cost of surveys, engineering reports, appraisals, and environmental audits of the Trust Property, all expenses, liabilities and advances of Trustee, as well as all allowances, costs and fees provided by law, together with interest thereon at the maximum rate of interest permitted by applicable law on all advances made by Trustee;

          SECOND: Payment of all sums expended by Beneficiary under the terms of this Deed of Trust and not yet repaid, together with interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred until paid;

          THIRD: Payment of the indebtedness and obligations of Trustor secured by this Deed of Trust in any order that Beneficiary may choose in its sole and absolute discretion; and

          FOURTH: The remainder, if any, to the person or persons legally entitled to it.

     3.4 Marshalling. Trustor waives all rights to direct the order in which any of the Trust Property will be sold in the event of any sale under this Deed of Trust, and also any right to have any of the Trust Property marshalled upon any sale.

     3.5 Remedies are Cumulative. All remedies contained in this Deed of Trust are cumulative, and Beneficiary shall also have all other remedies provided by law or in any other agreement between Trustor and Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust will be construed to be a waiver of that right or remedy or of any default by Trustor. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.6 Fair Market Value. In consideration of the limitation on personal liability as provided in the Note, Trustor agrees that to the extent Trustor is entitled to present competent evidence of the fair market value of the Trust Property as of the date of foreclosure or sale under this Deed of Trust or in connection with a bankruptcy proceeding affecting Trustor and/or the Trust Property, the following shall be considered competent evidence for the fact finder's determination of the fair market value of the Trust Property as of the date of the sale:

     (i) the Trust Property shall be valued in an "as is" condition as of the date of the sale, without any assumption or expectation that the Trust Property will be repaired or improved in any manner before a resale of the Trust Property after sale;

     (ii) the valuation shall be based upon an assumption that the purchaser desires a prompt resale of the Trust Property for cash promptly (but no later than twelve (12) months) following the sale;

     (iii) all expenses to be incurred when the purchaser at the sale resells the Trust Property, including reasonable closing costs customarily borne by the seller in a commercial real estate transaction, should be taken into account in such valuation, including, without limitation, brokerage commissions, title insurance, a survey of the Trust Property, tax prorations, attorneys' fees, and marketing costs;

     (iv) the gross fair market value of the Trust Property shall be further discounted to account for any estimated holding costs associated with maintaining the Trust Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments, and other maintenance expenses; and

     (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Trust Property must be given by persons having at least five (5) years experience in appraising similarly improved property in the vicinity where the Trust Property is located and being actively engaged therein at the time of such testimony.


                          ARTICLE 4

                        MISCELLANEOUS

     4.1 Severability. The invalidity or unenforceability of any one or more provisions of this Deed of Trust will in no way affect any other provision.

     4.2 Beneficiary Statements. Trustor agrees to pay Beneficiary a reasonable charge, not to exceed the maximum allowed by law, for giving any statement of the status of the obligations secured by this Deed of Trust.

     4.3  Notices.   All notices given under this Deed of Trust must be in
writing and will be effectively served upon personal delivery or, if mailed, no later than three (3) business days mailing by United States certified mail, postage prepaid, return receipt requested, sent to the following addresses:

     "Beneficiary":      Aid Association for Lutherans
                         4321 North Ballard Road
                         Appleton, Wisconsin  54919
                         Attn:  Director of Investments

                    With copies to:

                         Aid Association for Lutherans
                         4321 North Ballard Road
                         Appleton, Wisconsin  54919
                         Attn:  Law Department

and sent to Trustor at its address appearing on the signature page hereof.

Such addresses may be changed by written notice. However, the service of any notice of default or notice of sale under this Deed of Trust as required by law will be effective on the date of recordation, and will be effective if served upon Trustor at its address appearing below.

     4.4 Reconveyance. Upon the payment and performance in full of all sums and obligations secured by this Deed of Trust, Beneficiary agrees to request Trustee to reconvey the Trust Property, and upon payment of its fees and all other sums owing to it under this Deed of Trust, Trustee will reconvey the Trust Property without warranty to the person or persons legally entitled to it. Such person or persons must pay all costs and expenses in connection therewith, including all costs of recordation. The recitals in the reconveyance of any facts will be conclusive on all persons. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto."

     4.5 Statutes of Limitations. Trustor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any indebtedness secured by this Deed of Trust to the fullest extent permitted by law.

     4.6 Trustor/Beneficiary Defined. The term "Trustor" includes both the original Trustor and any subsequent owner or owners of any of the Trust Property, and the term "Beneficiary" includes the original Beneficiary and also any future owner or holder, including pledgees and participants, of the Note or any interest therein.

     4.7 Construction. This Deed of Trust and the other Security Documents shall be construed without regard to any presumption or rule requiring construction against the party causing such instruments to be drafted. All terms and words used in this Deed of Trust, whether singular or plural and regardless of the gender thereof, shall be deemed to include any other number and any other gender as the context may require.

     4.8 Captions. The captions and headings of the articles and sections of this Deed of Trust are for convenience only and are not to be used in construing this Deed of Trust.

     4.9 Amendment. Neither this Deed of Trust nor any term, covenant, or condition contained herein may be amended, modified, or terminated, except by an agreement in writing, signed by the party charged therewith.

     4.10 Successors and Assigns. The terms of this Deed of Trust will bind the legal representatives, successors, heirs, legatees, devisees, assigns, conservators, guardians, beneficiaries, or administrators of Trustor and Beneficiary and the successors in trust of Trustee. This provision shall not limit or restrict the effect of the transfer restrictions contained herein.

     4.11 Substitution of Trustee. Beneficiary may remove Trustee or any successor Trustee at any time or times and appoint a successor Trustee by recording a written substitution in the county where the real property covered by this Deed of Trust is located, or in any other manner permitted by law. Upon that appointment, all of the powers, rights and authority of Trustee will immediately become vested in its successor.

     4.12 Waivers.

          4.12.1 To the fullest extent permitted by law, Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Trust Property and (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of the Note or the debt evidenced thereby or creating or extending a period of redemption from any sale made in collecting said debt. To the fullest extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's representatives, successors, heirs, legatees, devisees, assigns, beneficiaries, conservators, administrators or guardians, and for any and all persons ever claiming any interest in the Trust Property, to the fullest extent permitted by law hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. If any law referred to in this paragraph and now in force, of which Trustor, Trustor's representatives, successors, heirs, legatees, devisees, assigns, beneficiaries, conservators, administrators, guardians, or other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph. Trustor expressly waives and relinquishes any and all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties.

          4.12.2 TRUSTOR EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS DEED OF TRUST. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PARTIES WHO ARE NOT PARTIES TO THIS DEED OF TRUST. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY TRUSTOR, AND TRUSTOR EXPRESSLY ACKNOWLEDGES THAT NEITHER BENEFICIARY, NOR ANY PERSON ACTING ON BEHALF OF BENEFICIARY HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TRUSTOR FURTHER ACKNOWLEDGES THAT TRUSTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS DEED OF TRUST AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF TRUSTOR'S OWN FREE WILL, AND THAT TRUSTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TRUSTOR FURTHER ACKNOWLEDGES THAT TRUSTOR HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS DEED OF TRUST AND, SPECIFICALLY, THIS WAIVER PROVISION.

     4.13 Taxation of Liens. In the event of the enactment after the date hereof of any law deducting from the value of all or any portion of the Trust Property for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the law relating to the taxation of deeds of trust or debts secured by deeds of trust or a beneficiary's interest in the property, or the manner of collection of taxes, so as to affect Beneficiary, this Deed of Trust or the debt secured hereby, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Beneficiary may elect, in its sole and absolute discretion, by notice in writing given to Trustor, to declare all of the indebtedness secured hereby to be and become due and payable thirty (30) days from the giving of such notice. In the event of a prepayment of the Note pursuant to the provisions of this paragraph, no prepayment privilege fee shall apply (notwithstanding anything to the contrary in the Note).

     4.14 Consents and Approvals. No waiver of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default even if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and any such waiver shall be operative only for the time and to the extent therein stated. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it on account of any default on the part of Trustor. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. Beneficiary's consent to any act or omission by Trustor will not be a consent to any other or subsequent act or omission or a waiver of the need for such consent in any future or other instance and the consent or approval by Beneficiary to or of any act by Trustor shall not be deemed to waive or render unnecessary the consent or approval of Beneficiary to or of any subsequent or similar act. The acceptance by Beneficiary of any payment on the indebtedness secured hereby shall not be deemed or construed as a waiver by Beneficiary of any breach of any covenant, term or condition hereof except any relating to the payment accepted.

     4.15 Costs of Nonperformance. If either Trustor or Beneficiary fails to perform any of their respective covenants or agreements contained in this Deed of Trust or any of the Security Documents, then the nonperforming party shall pay all out-of-pocket expenses of the other party (including but not limited to actual fees and disbursements of counsel) incurred by reason of or in response to such nonperformance, together with interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date such expenses are incurred until paid.

     4.16 Inconsistencies with Other Documents. In the event of any inconsistency between the provisions of this Deed of Trust or any of the Security Documents, the provisions of the Note shall control over those of the Deed of Trust.

     4.17 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.



                     REQUESTS FOR NOTICES

     Trustor requests that a copy of any notice of default and notice of sale required by law be mailed to it at its address below:

     Trustor:            Optical Coating Laboratory, Inc.
     Address:            2789 North Point Parkway
                         Santa Rosa, California  95407-7397
                         Attention:  CFO

     Executed in the State of California as of the day and year first above written.

                            OPTICAL COATING LABORATORY, INC.,
                            a Delaware corporation


                            By:  ___________________________
                                 Name: _____________________
                                 Title: ____________________




State of _______________ )
                    )ss
County of _____________  )


     On _______________, 1996, before me, ________________________, a notary public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ___________________________ (Seal)








                          EXHIBIT A


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019





When recorded mail to:

Aid Association for Lutherans
Law Department
4321 North Ballard Road
Appleton, WI  54919
Attn:  Kenneth E. Podell, Esq.


             DEED OF TRUST, FINANCING STATEMENT,

            FIXTURE FILING AND SECURITY AGREEMENT

                  (WITH ASSIGNMENT OF RENTS)


     This DEED OF TRUST, FINANCING STATEMENT, FIXTURE FILING AND SECURITY AGREEMENT (With Assignment of Rents) (this "Deed of Trust") is dated as of March 15, 1996, by and among OPTICAL COATING LABORATORY, INC., a Delaware corporation (hereinafter called "Trustor"), North American Title Company (hereinafter called "Trustee"), and AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation (hereinafter called "Beneficiary").


                     W I T N E S S E T H


     WHEREAS, for value received, Trustor has executed and delivered to Beneficiary its original promissory note of even date herewith payable to the order of Beneficiary in the principal amount of Three Million and No/100 Dollars ($3,000,000.00), and Trustor has agreed to execute and deliver to Beneficiary, as security for the payment of said note and any and all extensions, substitutions, replacements, rearrangements, modifications, and/or renewals thereof (the "Note"), this Deed of Trust respecting the Trust Property (as hereinafter defined); and

     WHEREAS, all things necessary have been done and performed to make the Note the duly authorized, valid and legally binding obligation of Trustor and to constitute this instrument the duly authorized and, when executed and delivered by Trustor, valid and legally binding first Deed of Trust on the Trust Property, in order to secure the Note as hereinafter provided;


     NOW, THEREFORE, Trustor, in consideration of the loan of the principal sum of Three Million and No/100 Dollars ($3,000,000.00) to Trustor (the "Loan"), receipt of which is hereby acknowledged, and in order to secure repayment of all indebtedness evidenced by the Note with interest, according to its tenor and effect, to secure the performance and observance by Trustor of all covenants, representations, warranties, conditions and agreements contained in the Note, and to secure the performance and observance by Trustor of all covenants, representations, warranties, conditions and agreements herein contained, does hereby irrevocably grant, transfer, assign, exercise, release, alienate, convey and pledge to Trustee in trust, with power of sale and right of entry and possession as provided below, all of its present and future estate (whether now owned or hereafter acquired), right, title and interest in and to the following described property and all rents, additional rents, issues, payments and profits thereof:

     A. The real property (the "Property") described in the attached Exhibit A which is hereby incorporated into this Deed of Trust by reference, and all minerals, oil, gas and other hydrocarbon substances on, in and under the Property, as well as all development rights, air rights, water, water rights, water stock, parking rights and general intangibles relating to, generated from, arising out of or incidental to the Property, its ownership, development or use. The Property described in the attached Exhibit A is commonly known as 1402 Mariner Way, Santa Rosa, California;

     B. All structures, buildings, improvements and fixtures of any kind now or hereafter located on the Property, including, without limitation, all apparatus, equipment and appliances used to supply air cooling, air conditioning, heat, gas, water, light, power, refrigeration, ventilation, laundry, drying, dishwashing, garbage disposal, waste removal, recreation or other services on the Property; and all elevators, escalators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, partitions, ducts, compressors, plumbing, ovens, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, paneling, rugs, attached floor coverings, furniture, pictures, antennas, pools and spas and pool and spa operation and maintenance equipment and apparatus; and all trees and plants located on the Property (collectively, the "Improvements"), all of which, including replacements and additions thereto, shall conclusively be deemed to be affixed to and be part of the real property conveyed to Trustee under this Deed of Trust;

     C. All easements, rights-of-way and rights used in connection with the Property or as a means of access thereto, and all tenements, hereditaments and appurtenances of and to the Property;

     D. All of the rents, additional rents, revenues, issues, earnings, products, royalties, profits and income of the Property and/or the Improvements, subject to the limited and revocable right, power and authority hereinafter given to and conferred upon Trustor to collect and apply such rents, revenues, issues, earnings, products, royalties, profits, incomes and other benefits;

     E. All present and future leases, subleases and tenancy agreements affecting the Property and/or Improvements, including, without limitation, any security deposits, advance rentals and deposits or payments of a similar nature;

     F. All proceeds, causes of action and claims, both in law and in equity, arising on account of any damage to or taking of the Property and/or the Improvements, including but not limited to insurance proceeds and condemnation proceeds, and all claims arising on account of any damage to or taking of the Property or the Improvements, and all proceeds, causes of action and claims for any loss or diminution in value of the Property and/or the Improvements;

     G. All "Equipment," "Farm Products," "Inventory," "Documents," "Instruments," "Chattel Paper," "Accounts," and "General Intangibles" (as such terms are defined in the California Uniform Commercial Code) relating to, generated from, arising out of or incidental to the ownership, development, use or operation of the Property or the Improvements (whether or not subsequently removed from the Property or the Improvements), including, without limitation, all

          (i) machinery and tools; (ii) rugs, carpets and other floor coverings; (iii) draperies and drapery rods and brackets, awnings, window shades, venetian blinds and curtains; (iv) lamps, chandeliers and other lighting fixtures; (v) office maintenance and other supplies; (vi) apparatus, appliances, furniture and furnishings, building service equipment, and building materials, supplies and equipment; (vii) rights, royalties, rents, security deposits, advance rentals, revenues, profits and benefits; (viii) leases, lease guarantees, contracts, contract rights, licenses, permits and certificates; (ix) deposits, funds, money and deposit accounts;
     (x) tenements, hereditaments and appurtenances; (xi) approvals and parcel maps (whether tentative or final), building permits and certificates of occupancy; (xii) names under or by which the Property or any of the Improvements may at any time be operated or known and rights to carry on business under any such names or any variant thereof; (xiii) trademarks and good will; (xiv) management agreements, service contracts, supply contracts or other contracts or agreements;
     (xv) warranties; (xvi) water stock; (xvii) shares of stock or other evidence of ownership of any part of the Property or Improvements that is owned by Trustor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing, maintaining or operating any part of the Property or Improvements; (xviii) plans and specifications prepared for construction of improvements on the Property, or any part thereof, and studies, data and drawings related thereto, including, without limitation, studies, data or reports relating to toxic or hazardous wastes or materials located on the Property and/or Improvements, and contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, reports and drawings or to the construction of improvements on the Property; (xix) sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into respecting the sale to any purchasers of any part of the Property, and/or Improvements, together with all deposits and other proceeds of the sale thereof; (xx) damages, royalties and revenue of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property; (xxi) deposits made with or other security given to utility companies by Trustor with respect to the Property and/or Improvements; (xxii) advance payments of insurance premiums made by Trustor with respect to, and all claims or demands with respect to, insurance; (xxiii) negotiable certificates of deposit of Trustor in Beneficiary's possession and all accounts of Trustor maintained with Beneficiary and each deposit account of Trustor assigned to Beneficiary pursuant to any agreement; (xxiv) insurance proceeds;
     (xxv) condemnation awards; (xxvi) causes of action, claims, compensation, awards and recoveries for any damage or injury to the Property and/or Improvements or for any loss or diminution in value of the Property and/or Improvements; (xxvii) books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof; (xxviii) guaranties of and security for any of the foregoing;
     (xxix) all substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and

     H. All "Proceeds" (as such term is defined in the California Uniform Commercial Code), collections, insurance proceeds and products of any of the property listed in the preceding paragraph G, including without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, goods, equipment, inventory, chattel paper, monies, accounts, deposit accounts and other personal property that may arise from the sale or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof, relating to any of the foregoing.

Anything above or elsewhere in this Deed of Trust to the contrary notwithstanding, the lien of this Deed of Trust shall not encumber or attach to any items of equipment or machinery located in or attached to the Property and used solely in connection with Trustor's manufacturing operations (including, without limitation, the items of equipment attached to the Property as of the date hereof known as Beta III and Beta V), even if such equipment or machinery is or may be deemed a fixture or realty under California law, but the lien of this Deed of Trust shall encumber and attach to any items of equipment or machinery located in or attached to the Property that are used for the operation or maintenance of any Improvements. Upon Trustor's written request, Beneficiary shall execute and deliver a written certificate or instrument (in recordable form requested by Trustor and reasonably satisfactory to Beneficiary) confirming that any equipment or machinery specifically identified in such certificate or instrument is not subject to the lien or encumbrance of this Deed of Trust, but Trustor shall promptly reimburse Beneficiary for any out-of-pocket costs incurred by Beneficiary relating to the review and execution of such certificate or instrument (including, without limitation, attorneys' fees and costs). Trustor shall also have the right at any time and from time to time to remove any or all equipment or machinery located in or attached to the Property not encumbered by the lien of the Deed of Trust, provided that Trustor shall be responsible for repairing any and all damage to the Property caused by such removal and the failure to repair any and all such damage shall be deemed to constitute bad-faith waste and provided further that prior to removal of any such equipment or machinery attached to the Property that Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary requires in good faith that any such damage shall be repaired.

The property listed above in paragraphs (G) and (H) above may be referred to herein as the "Personal Property."

The Property together with the additional property listed above in paragraphs A through H shall be referred to herein as the "Trust Property."

     This Deed of Trust secures:

          One: Payment by Trustor of an indebtedness in the principal sum of Three Million and No/100 Dollars ($3,000,000.00), with interest thereon, according to the terms of the Note (which, by reference, is hereby made a part hereof), and the performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Note.

          Two: Payment by Trustor of such additional sums with interest thereon as may hereafter be loaned by Beneficiary to Trustor when evidenced by a promissory note or notes of Trustor and stated by the terms thereof to be secured hereby.

          Three: The performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained herein.

          Four: Payment by Trustor of all other sums with interest thereon becoming due or payable under the provisions hereof to either Trustee or Beneficiary.

          Five: Payment by Trustor of all real estate and personal property taxes and assessments levied against the Trust Property.

          Six: Payment of any and all sums advanced by Beneficiary to protect the Trust Property, with interest thereon at an annual rate of interest equal to twelve and one-half percent (12.5%).

          Seven: Performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Assignment of Rents and Leases (the "Assignment"), executed by Trustor, in favor of Beneficiary, and in any and all pledges, agreements, security agreements, supplemental agreements or other instruments of security executed by Trustor as of even date herewith or at any time subsequent to the date hereof for the purpose of further securing any indebtedness hereby secured, or any part thereof, or any further advancements or further or additional loans of any sums hereafter made by Beneficiary to Trustor during the continuance of these trusts and secured hereby, or for the purpose of supplementing or amending this Deed of Trust or any instrument secured hereby.

          Eight: The performance, observance and discharge of each and every obligation, representation, warranty, covenant and agreement of Trustor contained in the Borrower's Affidavit and Solvency Certificate (the "Certificate"), executed by Borrower, in favor of Beneficiary, and under all other present and future agreements executed by Trustor in favor of Beneficiary relative to, evidencing, or securing the Loan or the indebtedness evidenced by the Note (excluding the obligations, representations, warranties, covenants and agreements contained in that certain Environmental Indemnity Agreement of even date herewith executed by Borrower as indemnitor in favor of Beneficiary, as indemnitee, which obligations, representations, warranties, covenants and agreements are not secured by this Deed of Trust or the other Security Documents (as defined hereinafter) nor are they related in any manner to any amounts owed to Beneficiary pursuant to the Note).

     This Deed of Trust, the Note, the Certificate, the Assignment and any other deeds of trust, mortgages, agreements or other instruments given to evidence or further secure the payment and performance of any obligation secured hereby (and any and all replacements, rearrangements, modifications, substitutions, extensions, renewals modifications or amendments thereto) are sometimes referred to collectively herein as the "Security Documents."

                          ARTICLE 1

     COVENANTS, WARRANTIES AND REPRESENTATIONS OF TRUSTOR

To protect the security of this Deed of Trust, Trustor hereby covenants, warrants, represents and agrees as follows:

     1.1 Ownership. Trustor is the lawful owner in fee of the Trust Property. The Trust Property is free from any adverse lien, security interest, encumbrance or adverse claim thereon (except for the lien created by this Deed of Trust and those claims that are of record and have been previously disclosed to Beneficiary in writing). Trustor has good right, full power and lawful authority to convey the Trust Property pursuant to and in accordance with this Deed of Trust. Trustor shall warrant and forever defend said Trust Property and the quiet and peaceful possession thereof against the claims of all persons whomsoever.

     1.2 Secured Obligations. Trustor shall pay when due all indebtedness and perform all obligations that are secured by this Deed of Trust in accordance with their respective terms, pay when due any future advances and perform all future obligations secured by this Deed of Trust.

     1.3  Insurance Policies.

          1.3.1 Trustor shall maintain in full force and effect, at Trustor's sole cost and expense, (i) comprehensive public liability insurance insuring Trustor and Beneficiary against loss, damage, or liability for injury to, or death of, persons and loss or damage to property occurring from any cause whatsoever in, upon, or about the Property and the Improvements, (ii) fire, hazard and extended coverage insurance on the Trust Property, (iii) loss of rental value, (iv) if required by Beneficiary, boiler and machinery insurance covering pressure vessels, air tanks, machinery, pressure piping, heating, air conditioning and elevator and escalator equipment, provided the Improvements contain equipment of such nature, and insurance against loss of occupancy, use or rents arising from any such breakdown, in such amounts as are satisfactory to Beneficiary, and (v) any other insurance required by law. The insurance policies must be approved by Beneficiary in its reasonable discretion as to amount, form, deductibles and insurer, and must cover all risks Beneficiary requires and must be with A+, A or A- rated companies that have a financial size of X or better as shown in a current Best's Key Rating Guide (or comparable guide book acceptable to Beneficiary if Best's should become unavailable); provided, however, that the above-referenced policy or policies of comprehensive public liability insurance shall be maintained in amounts not less than Two Million and No/100 Dollars ($2,000,000) combined single limit; and provided further that the hazard, fire and extended coverage insurance policies must contain a New York standard mortgagee or lender clause endorsement making all losses payable to Beneficiary, must contain cancellation provisions requiring not less than thirty (30) days' written notice to Beneficiary as a condition precedent to any cancellation thereof, must be for the full replacement value of the Improvements, and must contain a "Replacement Cost Endorsement"; and provided further that Loss of "rent value" insurance shall be in the amount of at least Four Hundred Twenty Thousand and No/100 Dollars ($420,000.00) for each twelve
(12) month period (and pro rata for any portion thereof). The hazard, fire and extended coverage insurance policies and a copy of all other insurance policies, together with receipts for the payment of premiums, are to be delivered to and held by the Beneficiary. All renewal and replacement policies (or certificates or binders evidencing same) must be delivered to the Beneficiary at least fifteen (15) days before expiration of the old policies. Approval of any insurance by Beneficiary will not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. Anything above to the contrary notwithstanding, in no event shall Trustor be required to insure against loss by earthquake, earth movement or flood unless such coverage is available at commercially reasonable rates. The deductible for fire, hazard and extended coverage insurance may be One Hundred Thousand Dollars ($100,000).

          1.3.2 All policies of insurance required to be maintained by Trustor hereunder shall contain a waiver of subrogation against the Trustee and Beneficiary, and an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor that might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set-off, counterclaim or deductions against Trustor.

          1.3.3 Notwithstanding anything to the contrary herein, in the event Trustor fails to provide, maintain, keep in full force and effect or deliver and furnish to Beneficiary the policies of insurance required hereunder, in addition to all other remedies available under this Deed of Trust or any of the Security Documents, Beneficiary, in its sole and absolute discretion and without obligation with respect thereto, may procure such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor will pay all premiums thereon (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date of expenditure by Beneficiary until the date of payment by Trustor) promptly upon demand by Beneficiary, and until such payment is made by Trustor the amount of all such premiums together with interest thereon shall be secured by this Deed of Trust.

          1.3.4 Notwithstanding anything to the contrary herein, in the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Property in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required herein or the proceeds thereof shall inure to the benefit of and pass to the successor-in-interest to Trustor or the purchaser or grantee of the Trust Property.

     1.4  Damage and Insurance Proceeds.

          1.4.1 Trustor shall give prompt written notice to Beneficiary of any damage or injury to the Trust Property costing in excess of $25,000 to repair and Trustor shall give whatever notice to insurers of any such damage, injury, loss or diminution of value as may be required. All insurance proceeds on the Trust Property and all causes of action, claims, compensation, awards and recoveries for any such damage or injury to the Trust Property are hereby absolutely assigned to and shall be paid to Beneficiary, and Trustor agrees to execute such further evidence of such absolute assignment of such insurance proceeds, causes of action, claims, compensation, awards and recoveries as Beneficiary or Trustee may require. Beneficiary may (but shall not be obligated to) participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation, awards or recoveries and may join with Trustor in adjusting any loss covered by insurance. Subject to the terms and conditions of
Section 1.4.4 below, Beneficiary will apply any sums received by it under this paragraph first to the payment of all of its costs and expenses (including but not limited to legal fees and disbursements) incurred in obtaining those sums, and then, in its sole and absolute discretion and without regard to the adequacy of its security, to the payment of the indebtedness and obligations secured by this Deed of Trust or to Trustor for restoration or repair of the Trust Property under Beneficiary's prescribed disbursement control procedures as hereinafter described.

          1.4.2 In the event Beneficiary elects, subject to the terms and conditions of Section 1.4.4 below, to apply any sums received under Section
1.4.1 above in whole or in part to the payment of the indebtedness and obligations secured by this Deed of Trust, no prepayment privilege fee shall apply (notwithstanding anything to the contrary in the Note). Any sums applied to the payment of the indebtedness secured by this Deed of Trust shall be applied first against disbursements by Beneficiary (and any interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date of expenditure by Beneficiary until the date of payment by Trustor) chargeable to Trustor pursuant to the terms of this Deed of Trust, then against accrued interest then due and owing under the Note, and thereafter against the principal due under the Note in the inverse order of principal payments as they mature.

          1.4.3 Notwithstanding the foregoing, in the event of loss, Beneficiary is hereby authorized either (a) to settle, adjust or compromise any claim under the above insurance policies without consent of Trustor, which consent is hereby expressly waived; or (b) to allow Trustor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, Beneficiary is authorized to collect and receive any such insurance money. Notwithstanding anything to the contrary contained herein, Trustor may, without the consent of Beneficiary, so long as Trustor is not in default hereunder, settle, adjust or compromise any claim in an original amount less than Twenty Five Thousand and No/100 Dollars ($25,000.00).

          1.4.4 Notwithstanding anything to the contrary herein contained, if (i) the insurers do not deny liability as to the insured; (ii) no Event of Default (as hereinafter defined) exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (iii) Beneficiary has received evidence, satisfactory to Beneficiary in its good faith discretion, that there are sufficient funds available and/or committed, including such insurance proceeds, to effectuate such restoration and to cover the expenses of operating and maintaining the Trust Property and servicing the debt secured hereby and any other debt secured by the Trust Property until the Trust Property is generating sufficient revenues to cover such expenses and debt service;
(iv) in Beneficiary's judgment, Beneficiary's security will not be materially impaired by the application of the insurance proceeds to the restoration of the Improvements; (v) Trustor has delivered to Beneficiary financial plans and projections, including, without limitation, the status of all tenancies or uses of the Trust Property, from which Beneficiary, in its sole judgment, determines that after the completion of such restoration the Trust Property will be economically viable; (vi) Beneficiary has approved the plans and specifications to be used in connection with such restoration; and (vii) the restoration will return the Improvements to substantially the same condition, character and utility and to at least the value that existed immediately prior to such casualty; then such insurance proceeds, after deducting therefrom all expenses incurred by Beneficiary in the collection and administration thereof, shall be used to pay Trustor for the cost of rebuilding, replacing, restoring or repairing the Trust Property so insured in accordance with the disbursement procedures herein contained. In all other cases, such insurance proceeds may at Beneficiary's discretion, either be applied in payment or reduction of the indebtedness secured hereby (whether then due or not) in accordance with
Section 1.4.2 above, or be held by Beneficiary and used to reimburse Trustor or any other party for the cost of the rebuilding, replacing, restoring or repairing the Trust Property so insured.

          1.4.5 In the event Trustor is entitled (whether pursuant to the terms hereof or pursuant to Beneficiary's election or otherwise) to payment out of insurance proceeds for any repair, rebuilding, restoration or replacement, such proceeds shall be made available, from time to time, upon Beneficiary being furnished with satisfactory evidence of progress in such repair, rebuilding, restoration or replacement, together with satisfactory evidence of the estimated cost of completion thereof and together with any such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and payments as Beneficiary may reasonably require and approve. If the estimated cost of the work exceeds ten percent (10%) of the original principal amount of the indebtedness secured hereby, Beneficiary shall also be furnished with all plans and specifications for such rebuilding, replacement, restoration or repair as Beneficiary may reasonably require and approve. The aggregate amount of all payments made prior to the final completion of the work shall never exceed ninety percent (90%) of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of Beneficiary shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. If the amount of such insurance proceeds is insufficient to cover the cost of repair, rebuilding, replacement or restoration, Trustor shall pay such cost in excess of the insurance proceeds before being entitled to any payment out of said insurance proceeds. Any surplus that may remain out of said insurance proceeds after payment of such cost of repair, rebuilding, restoration or replacement shall, at the option of Beneficiary, be applied on account of the indebtedness (whether then due or not) secured hereby in accordance with the terms of Section 1.4.2 above or be paid to any other party entitled thereto.

          1.4.6 Nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Trust Property as provided in Section 1.9 hereof or from restoring all damage or destruction to the Trust Property, regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount. The application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

     1.5 Waiver of Claims. Trustor waives any and all right to claim or to recover against Beneficiary, its officers, employees, agents, attorneys and representatives, for loss of or damage to Trustor, the Trust Property, Trustor's other property or the property of others under Trustor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

     1.6  Taxes and Assessments.

          1.6.1 Trustor agrees to pay prior to delinquency all taxes and assessments that are or may become a lien on the Trust Property or that are assessed against the Trust Property or its rents, royalties, profits and income. Trustor shall furnish to Beneficiary satisfactory evidence respecting the payment of any and all taxes and assessments. Trustor also agrees to pay when due all lawful claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for the Trust Property. Trustor also agrees to pay when due all utility charges that are incurred by Trustor for the benefit of the Trust Property or that may become a charge or lien against the Trust Property for gas, electricity, water, telephone or sewer services furnished to the Trust Property and all other charges or assessments of a similar nature, whether public or private, affecting the Trust Property or any portion thereof, whether or not such taxes, assessments or charges are liens thereon. Notwithstanding anything to the contrary herein, in the event Trustor fails to pay any of the foregoing when due or prior to delinquency as required herein, in addition to all other remedies available under this Deed of Trust or any other Security Documents, Beneficiary, in its sole and absolute discretion and without obligation with respect thereto, may pay any or all such amounts, and Trustor will pay such amounts advanced (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until the date of payment by Trustor) promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such advances together with interest thereon shall be secured by this Deed of Trust. Notwithstanding the forgoing provisions of this Section 1.6.1, Trustor shall have the right to contest in good faith any taxes, assessments, claims or demands at any time affecting the Trust Property, provided that such contest is diligently prosecuted and provided further that during the course of such contest Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary reasonably requires that its security will not be impaired by virtue of the contest.

          1.6.2 Unless waived in writing upon such terms and conditions as Beneficiary in its sole discretion may determine, Trustor shall deposit with such party and at such place as Beneficiary may from time to time in writing appoint, commencing on the "Adjustment Date" (as defined in the Note), and on the day monthly installments of principal and interest are payable under the Note until the indebtedness secured by this Deed of Trust is fully paid, a sum equal to one-twelfth of the estimated total annual real property taxes and assessments on the Trust Property and of the estimated total annual premiums on insurance policies required to be maintained with respect to the Trust Property pursuant to the Deed of Trust, such estimate to be made from time to time in Beneficiary's reasonable discretion, with notice of any change in such estimate to be given in writing by Beneficiary to Trustor at least thirty (30) days in advance, and such deposit to be held without any allowance of interest and to be used for the payment of taxes, assessments and insurance renewal premiums relating to the Trust Property prior to delinquency. If the funds so deposited are insufficient to pay any such tax, assessment and insurance renewal premium prior to delinquency, Trustor shall, within five (5) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such taxes, assessments and insurance renewal premiums in full. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may at its own option, without being required to do so, apply any monies at the time on deposit pursuant hereto on any of Trustor's obligations contained in the Note and/or secured by this Deed of Trust, in such order and manner as Beneficiary in its sole and absolute discretion may elect. Such deposits shall be held to be irrevocably applied by Beneficiary or by any depository appointed pursuant hereto for the purposes for which the deposits are made hereunder and shall not be subject to the direction and control of Trustor; provided, however, that neither Beneficiary nor any such depository appointed pursuant hereto, shall be liable for any failure to apply to the payment of taxes, assessments and insurance renewal premiums any amount so deposited unless Trustor, while not in default under the Note or this Deed of Trust, shall have requested Beneficiary or said depository in writing, sent by certified mail return receipt requested, to make application of such funds to the payment of particular taxes, assessments and/or insurance renewal premiums accompanied by the bills or invoices for such taxes, assessments and/or insurance renewal premiums, at least thirty (30) days prior to the date when any such payment is delinquent. Trustor hereby grants to Beneficiary a security interest in any such deposits to secure Trustor's obligation under this Deed of Trust and agrees to execute such financing statements and take such other actions as are required by Beneficiary to create and perfect its security interest in such deposits.

     1.7  Assignment of Rents.

          1.7.1 Trustor hereby presently and absolutely conveys, transfers and assigns to Beneficiary, its successors and assigns, all the rights, interest and privileges that Trustor as lessor has and may have in any leases now existing or hereafter made and affecting the Trust Property or any part thereof, with all of the existing and future rents, additional rents, revenues, issues, earnings, products, royalties, income and profits of the Trust Property that arise from any lease or occupancy agreement pertaining to the Trust Property. Anything to the contrary herein notwithstanding, Trustor also hereby assigns to Beneficiary any award made hereafter to Trustor in any court proceeding involving any of the lessees (specifically including, without limitation, in any bankruptcy, insolvency or reorganization proceeding in any state or federal court) and any and all payments made by or on behalf of any lessee in lieu of rent. Trustor hereby appoints Beneficiary as its irrevocable attorney-in-fact to appear in any action and/or to collect any such award or payment.

          1.7.2 Anything to the contrary herein notwithstanding, unless and until there occurs an Event of Default under this Deed of Trust or any other Security Documents, Trustor will have a license to collect and receive those rents, additional rents, royalties, income and profits as they become due. Upon the occurrence of an Event of Default under this Deed of Trust or any other Security Documents, Beneficiary may terminate Trustor's license in Beneficiary's sole and absolute discretion at any time, and may thereafter collect the rents, additional rents, royalties, income and profits itself or by an agent or receiver. Notwithstanding the foregoing, no action taken by Beneficiary to collect any rents, additional rents, royalties, income or profits will make Beneficiary a mortgagee-in-possession of the Trust Property, unless Beneficiary personally or by authorized agent enters into actual possession of the Trust Property. Possession by a court appointed receiver will not be considered possession by Beneficiary.

          1.7.3 Trustor hereby agrees to indemnify Beneficiary against, and to hold Beneficiary harmless from, any and all liability, claim, demand, damage, loss, cost or expense (including actual attorneys' fees and expenses) arising from any of said leases or from this assignment (other than as arising from Beneficiary's gross negligence, wilful misconduct or breach of lease after taking possession of the Property), and this assignment shall not place responsibility for the control, care, management or repair of said premises upon Beneficiary, or make Beneficiary responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Trust Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Any expenditures made by Beneficiary to cure any default by Trustor under any term of any lease (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until the date of payment by Trustor) will be paid by Trustor promptly upon demand by Beneficiary and will be additional indebtedness secured by this Deed of Trust.

          1.7.4 The receipt by Beneficiary of any rents, additional rents, issues, royalties, income or profits pursuant hereto after the institution of foreclosure proceedings hereunder shall not cure such default nor affect such proceedings or any sale pursuant hereto unless the sums collected equal or exceed all sums then owed by Trustor. All rents, additional rents, issues, royalties, income and profits collected by Beneficiary or a receiver will be applied first to pay all expenses of collection, and then to the payment of all costs of operation and management of the Trust Property, and then to the payment of the indebtedness and obligations secured by this Deed of Trust in whatever order Beneficiary directs in its sole and absolute discretion and without regard to the adequacy of its security.

          1.7.5 Concurrently with the recordation of this Deed of Trust, the Assignment shall also be recorded. To the extent of any inconsistency between this Article 1, Section 1.7 of this Deed of Trust and the Assignment, the terms and provisions of the Assignment shall be controlling.

     1.8   Transfer of Trust Property.

          1.8.1 Without the prior written consent of Beneficiary, which consent or the denial thereof shall be in Beneficiary's sole and absolute discretion, Trustor shall not hypothecate, pledge, grant a security interest in or otherwise encumber (whether voluntarily or by operation of law) all or any portion of the Trust Property (a "Prohibited Encumbrance").

          1.8.2 Without the prior written consent of Beneficiary, which consent or the denial thereof shall be in Beneficiary's sole and absolute discretion, (i) Trustor (or any subsequent holder of an interest in the Trust Property following a transfer to which Beneficiary consents or that is otherwise permitted hereby (a "Subsequent Owner")) shall not sell, assign, convey, contract to sell, lease (other than pursuant to any existing leases of the Trust Property that have been approved by Beneficiary (Beneficiary approves of the lease with Flex Products, Inc. dated June 30, 1995)) or otherwise transfer all or any portion of the Trust Property or any interest or estate therein (whether possessory or nonpossessory), whether voluntarily or by operation of law; or (ii) there shall occur a transfer in the aggregate of more than fifty percent (50%) of the shares in Trustor to one person or entity and any affiliates of any such person or entity (the occurrence of an event described above in (i) or (ii) that occurs without Beneficiary's consent being referred to herein as a "Prohibited Transfer"). Notwithstanding the preceding provisions of this
Section 1.8.2, Trustor may, in good faith and by appropriate proceedings, contest any lien or encumbrance without cost or expense to Trustee or Beneficiary, but only upon posting, and concurrently supplying to Beneficiary a certified copy of, a statutory bond or other security sufficient under applicable law or causing the issuance of title insurance satisfactory to Beneficiary, fully to protect any and all of the Trust Property encumbered by such claim of lien and otherwise sufficient in Beneficiary's sole judgment to protect Trustee and Beneficiary against any judgment in favor of lien claimant. If the conditions of the preceding sentence are satisfied within twenty (20) days after Trustor receives notice of such lien or encumbrance, such lien or encumbrance shall not be deemed to be a Prohibited Encumbrance or a Prohibited Transfer.

          1.8.3  Notwithstanding anything to the contrary contained in this
Section 1.8, Beneficiary shall consent to a one-time transfer of fee interest in the Trust Property, provided, however, that it is established to the satisfaction of Beneficiary in its good faith discretion that all of the following requirements have been satisfied:

               (i) not less than thirty (30) days prior to the proposed transfer, Trustor shall have delivered to Beneficiary (A) a written request for approval of the proposed transfer; (B) if the proposed transferee is a limited partnership, a true and complete copy of the such limited partnership's Agreement of Limited Partnership and Certificate of Limited Partnership (Form LP-1), and a good standing certificate for such limited partnership; (C) if the proposed transferee is a general partnership, a true and complete copy of the Agreement of Partnership and the Statement of Partnership of such partnership; (D) if the proposed transferee is a corporation, a true and complete copy of such corporation's Articles of Incorporation and Bylaws and a good standing certificate for such corporation; and (E) true and complete copies of all agreements and documentation relating to the transfer;

               (ii) the proposed purchaser must be an experienced owner of commercial real estate for properties similar to the Trust Property and must have internal property management personnel with demonstrated capability in the management of such properties such that the managerial and operational skills of the proposed purchaser are as good as Trustor's as of the date hereof and as of the date of the proposed transfer;

               (iii) as of the date of the proposed transfer, the proposed purchaser must be at least as creditworthy as Trustor as of the date hereof and as of the date of the proposed transfer;

               (iv) all documentation relating to the transfer must be good faith satisfactory to Beneficiary;

               (v) no Event of Default and no event, that with the passage of time and/or the giving of notice would constitute such an Event of Default, exists and no other event or condition exists that could cause the Loan to be in jeopardy of default at the time Trustor requests approval of the proposed transfer and at the time of the transfer;

               (vi) at the time of the request for approval of the proposed transfer, Trustor shall have paid to Beneficiary a nonrefundable transfer privilege fee equal to one percent (1%) of the then outstanding principal balance under the Note;

               (vii) Trustor shall have obtained an endorsement to Beneficiary's policy of title insurance, if required by Beneficiary, insuring the continued priority, without additional exceptions other than current real property taxes and other matters approved by Beneficiary, of the lien of this Deed of Trust;

               (viii) Trustor and the transferee shall have satisfied all other good faith requirements of Beneficiary for providing its consent to such transfers, including, without limitation, the execution and delivery of an assumption agreement, a security agreement and financing statement;

               (ix) the use of the Trust Property shall remain the same (that is, for general office and industrial purposes) after the transfer; and

               (x) Trustor shall pay all actual fees and expenses incurred by Beneficiary or its counsel in connection with the proposed transfer, including, without limitation, all legal, recording and title insurance fees and expenses. Trustor acknowledges and agrees that Trustor shall be liable to Beneficiary for such fees and expenses regardless of whether the proposed transfer actually occurs, and such liability shall be secured by the Deed of Trust and shall bear interest at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until paid.

The right described in this Section 1.8. shall be available only with respect to a single transfer by the original Trustor and not with respect to subsequent transfers. (A transfer in accordance with such one-time right is hereinafter referred to as a "One-Time Third Party Transfer.")
For the purposes of this provision, a transfer shall not be deemed to have occurred if, following notice or request for consent to Beneficiary, such transfer is not completed for any reason whatsoever. The right to make a One-Time Third Party Transfer by the original Trustor may be exercised only with Beneficiary's prior approval of the matters that require its approval, or as to which it is required to be satisfied, as provided above.

          1.8.4 In the event of a Prohibited Transfer, then, at Beneficiary's election in its sole and absolute discretion, upon notice to Trustor, Beneficiary may declare the whole of the principal balance of the Note and all accrued but unpaid interest thereon immediately due and payable, together with a transfer privilege fee of (i) four percent (4%) of said principal balance if such Prohibited Transfer occurs during the first four (4) Loan Years (as defined in the Note) or (ii) the greater of (A) one half (1/2) of the amount that would be the Prepayment Privilege Fee (as provided in the Note) and (B) one percent (1%) of said principal balance, if such Prohibited Transfer occurs at any time during the fifth (5th) Loan Year through the sixth (6th) month of the fifteenth (15th) Loan Year. Commencing with the seventh (7th) month of the fifteenth (15th) Loan Year, there will be no transfer privilege fee.

          1.8.5  Notwithstanding anything to the contrary contained in this
Section 1.8, the occurrence of (a) a Prohibited Encumbrance, or (b) a Prohibited Transfer where (i) Trustor or any Related Party retains any interest in the property so transferred, (ii) Trustor or any Related Party has any agreement or understanding with the transferee of such property with respect to the retransfer of such property to Trustor or to any Related Party, or (iii) Trustor or any Related Party has any interest in the transferee of such property, shall be deemed an Event of Default, and Beneficiary shall have all of its rights and remedies in such event, including, without limitation, the right to declare the entire unpaid principal balance of the Note and all accrued but unpaid interest thereon immediately due and payable, together with the prepayment privilege fee due pursuant to the terms of the Note upon the occurrence of an Event of Default followed by acceleration of the maturity of the Note, and to charge interest at the rate of twelve and one-half percent (12.5%) per annum on such sum from the date of such Prohibited Transfer or Prohibited Encumbrance until such sum is paid in full.

     1.9  Maintenance, Repair, Alteration.

          1.9.1 Trustor will not commit any waste on the Trust Property or take any actions that would invalidate or give cause for the cancellation of any insurance carried on the Trust Property. Trustor will maintain the Trust Property in good condition and repair. Trustor will keep the Trust Property free from mechanics' liens or other liens or claims for liens not expressly subordinated to the lien hereof. Notwithstanding the preceding sentence, Trustor may, in good faith and by appropriate proceedings, contest any lien or encumbrance without cost or expense to Trustee or Beneficiary, but only upon posting, and concurrently supplying to Beneficiary a certified copy of, a statutory bond or other security sufficient under applicable law or causing the issuance of title insurance satisfactory to Beneficiary, fully to protect any and all of the Property encumbered by such claim of lien and otherwise sufficient in Beneficiary's sole judgment to protect Trustee and Beneficiary against any judgment in favor of the lien claimant. If the conditions of the preceding sentence are satisfied within twenty (20) days after Trustor receives notice of such lien or claim, such lien or claim shall not be deemed to be an Event of Default hereunder. Trustor will pay when due any indebtedness that may be secured by a lien or charge on the Trust Property or any part thereof (other than liens for taxes and assessments, which shall be paid prior to delinquency) and will, upon request, exhibit satisfactory evidence of the discharge of any such liens to Beneficiary. No Improvements located on the Trust Property may be removed, demolished or materially altered without the prior written consent of Beneficiary. No personal property in which Beneficiary has a security interest hereunder may be removed from the Trust Property unless it is immediately replaced by similar property of at least equivalent value on which Beneficiary will immediately have a valid and perfected first lien and security interest, ranking senior in priority to any and all other liens, security interests, encumbrances, or charges thereon. Trustor shall complete promptly and in good and workmanlike manner any building or buildings or any improvements now or at any time in the process of erection upon the Property and to restore promptly in like manner any Improvement that may be damaged or destroyed thereon. Without Beneficiary's prior written consent, Trustor will make no material alterations to the Trust Property except as required by law or municipal ordinance. Trustor will suffer or permit no change in the general nature of the occupancy or use of the Trust Property without Beneficiary's prior written consent.

          1.9.2 Without the prior written consent of Beneficiary, Trustor will not seek, make or consent to any change in the zoning or conditions of use of the Trust Property. Trustor will comply with and make all payments required under the provisions of any and all laws, ordinances, regulations, resolutions, covenants, conditions, and restrictions now or hereafter affecting the Trust Property or any part thereof or the business or the activity conducted thereon. Trustor will comply with all existing and future requirements of all governmental authorities having jurisdiction over the Trust Property or the use thereof and will not commit, suffer, permit, or allow any act to be done in and upon the Trust Property in violation of any existing or future law, ordinance, resolution or regulation. Trustor will comply with all restrictions of record with respect to the Trust Property or use thereof. Notwithstanding the forgoing provisions of this Section 1.9.2, Trustor shall have the right to contest in good faith any laws, ordinances, regulations, resolutions, covenants, conditions, and restrictions any time affecting the Trust Property, provided that such contest is diligently prosecuted and provided further that during the course of such contest Trustor furnishes Beneficiary with whatever assurances and/or further security that Beneficiary requires in good faith that its security will not be impaired by virtue of the contest.

          1.9.3 Beneficiary, at any time, is authorized to engage an independent inspector to survey the adequacy of the maintenance of the Trust Property and/or to conduct an environmental audit of the Trust Property to determine whether the Trust Property is in compliance with and/or whether any conditions exist that may cause the Trust Property to be in violation of any "Environmental Laws" (as defined hereinafter). The scope and type of a survey or environmental audit shall be in Beneficiary's sole and absolute discretion, and Trustor acknowledges that an environmental audit may include, without limitation, air, soil and ground water sampling. Provided that an Event of Default has occurred and is continuing when the work on any such survey or audit commenced or Beneficiary has a good faith belief that the Property may be in violation of Environmental Laws, Trustor shall pay the cost incurred by Beneficiary for any such survey or environmental audit (and interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred by Beneficiary until repayment by Trustor), and all such costs with interest thereon shall be secured by this Deed of Trust. If the Trust Property is found to be in violation of any Environmental Laws or any conditions exist that may make the Trust Property be in violation of any Environmental Laws or if the maintenance of the Trust Property is found to be in violation of this Deed of Trust, such inspector shall make recommendations to, and determine the estimated cost to, bring the Trust Property into compliance with such laws, correct such conditions or make such repairs and replacements necessary to comply with this Deed of Trust. In such event Trustor shall commence implementation of such recommendations at its own cost and expense within thirty (30) days, and shall thereafter with diligence, complete such recommendations and Trustor shall provide Beneficiary with bonds or other assurances required by Beneficiary in its sole and absolute discretion that said recommendations will be satisfactorily completed. Trustor acknowledges that any survey or environmental audit shall be conducted solely for the benefit of Beneficiary and that in no manner should the completion of such a survey or environmental audit be deemed to be a representation by Beneficiary as to the Property's compliance with any Environmental Laws or as to the adequacy of the maintenance of the Trust Property.

     1.10  Books and Records.

          1.10.1 Trustor will keep adequate books and records of account of the Trust Property and of Trustor's own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Beneficiary and its agents will have the right to examine, copy and audit the records and books of account of the Trust Property at all reasonable times. If Trustor shall be in default under this Deed of Trust or under any other Security Documents, Trustor shall deliver to Beneficiary, upon demand, audited financial statements and profit-and-loss statements for the Trust Property prepared by an independent certified public accountant in accordance with generally accepted accounting principles consistently applied. In addition to the foregoing, Trustor shall, within one hundred twenty (120) days of the first day of each calendar year, furnish to Beneficiary financial statements of Trustor statements of income and expenses of the Trust Property for the preceding calendar year, a balance sheet of the Trust Property as of the first day of the calendar year, and a current rent roll (if any part of the Trust Property is then subject to lease), each shall be certified as to truth and accuracy by Trustor and shall be satisfactory in form and substance to Beneficiary in its good faith and absolute discretion and disclose a solvent condition.

          1.10.2 Beneficiary, or its agents, representatives or workmen, are authorized to enter at any reasonable time (and upon reasonable advance notice to Trustor) upon or in any part of the Trust Property for the purpose of inspecting the Trust Property and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust or any other Security Documents or any other agreement between the parties.

          1.10.3 Trustor will promptly furnish, upon Beneficiary's request, a duly acknowledged written statement setting forth all amounts due on the indebtedness secured by this Deed of Trust and stating that no offsets or defenses exist, and containing such other matters as Beneficiary may reasonably require.

          1.10.4 Trustor hereby represents, warrants and certifies that all financial statements, information and certificates previously or contemporaneously delivered to Beneficiary concerning Trustor, and/or the Trust Property are true, complete and correct in all material respects.

     1.11 Management of the Trust Property. Trustor will provide for competent management of the Trust Property. Any third party manager of the Trust Property and their management contracts (including any modification, extension or renewal thereof) shall be approved by Beneficiary in its sole and absolute discretion. All rights of any person or entity to compensation or fees pursuant to any such management contract shall be subordinate to Beneficiary's rights under this Deed of Trust and any other Security Documents. Any such management contracts shall be terminable upon the occurrence of an Event of Default, at the option of Beneficiary in Beneficiary's sole and absolute discretion, upon thirty (30) days' written notice to the manager thereunder.

     1.12  Actions Affecting Trust Property.

          1.12.1 Trustor will, at its own expense, appear in and defend any action or proceeding that would affect Beneficiary's security or the rights or powers of Beneficiary or Trustee or that purports to affect any of the Trust Property. If Trustor fails to perform any of its covenants or agreements contained in this Deed of Trust or in any of the Security Documents, or if any action or proceeding of any kind (including, but not limited to any condemnation proceeding or any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced or if there occurs any other event that might affect Beneficiary's, Trustor's or Trustee's interest in the Trust Property or Beneficiary's right to enforce its security, then Beneficiary and/or Trustee may, without notice, any right to such prior notice which is hereby expressly waived, at their option and without obligation to do so, make any appearances, disburse any sums and take any actions as may be necessary or desirable to protect the Trust Property, to protect or enforce the security of this Deed of Trust or to remedy the failure of Trustor to perform its covenants and agreements (without, however, waiving any default of Trustor). Trustor agrees to pay all out-of-pocket expenses of Beneficiary and Trustee thus incurred (including, without limitation, all actual attorneys' fees and costs). Any sums so disbursed by Beneficiary or Trustee (and interest thereon) will be additional indebtedness of Trustor secured by this Deed of Trust, will bear interest from the date incurred by Beneficiary or Trustee until paid by Trustor at the rate of twelve and one-half percent (12.5%) per annum, and will be payable by Trustor upon demand. This paragraph will not be construed to require Beneficiary or Trustee to incur any expenses, make any appearances, or take any actions.

          1.12.2 If Beneficiary is made or becomes a party to any litigation concerning this Deed of Trust, the other Security Documents or the Trust Property or any part thereof or interest therein, or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability, claims, demands, obligations, losses, costs and expenses, incurred by reason of said litigation, including, without limitation, all actual attorneys' fees and expenses incurred by Beneficiary in such litigation, whether or not any such litigation is prosecuted to judgment. If Beneficiary commences an action against Trustor or appears in any bankruptcy, insolvency, reorganization or other proceeding for debtor relief to enforce any of the terms hereof or because of the breach by Trustor of any of the terms hereof, or for the recovery of any sum secured hereby, Trustor shall pay to Beneficiary, upon demand, all actual attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, shall be enforceable whether or not such action is prosecuted to judgment, will be additional indebtedness of Trustor secured by this Deed of Trust and will bear interest at the rate of twelve and one-half percent (12.5%) per annum from the date incurred until paid in full.

          1.12.3 In the event Trustor requests (i) any changes to this Deed of Trust or any other documents relating to the Loan, (ii) releases of any part of the Trust Property or any additional property upon which a security interest has been granted to secure the indebtedness secured hereby, or (iii) any waivers by Beneficiary, then Trustor shall reimburse Beneficiary for all resulting actual attorneys' fees and expenses incurred by Beneficiary. The need for legal review and preparation of any documentation shall be in the sole discretion of Beneficiary.

     1.13  Security Agreement and Fixture Filing.

          1.13.1 Trustor hereby grants to Beneficiary a security interest in the Personal Property to secure all of Trustor's obligations to Beneficiary contained in this Deed of Trust and any other Security Documents. This Deed of Trust constitutes a Security Agreement with respect to all personal property in which Beneficiary is granted a security interest hereunder, and Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in California (the "Uniform Commercial Code") as well as all other rights and remedies available at law or in equity.

          1.13.2 Trustor will execute, acknowledge, deliver and cause to be recorded or filed, in the manner and place required by any present or future law, any instrument that may be requested by Beneficiary to publish notice or protect, perfect, preserve, continue, extend, or maintain the security interest and lien, and the priority thereof, of this Deed of Trust or the interest of Beneficiary in the Trust Property, including, without limitation by reason of specification, deeds of trust, security agreements, financing statements, continuation statements, and instruments of similar character, and Trustor shall pay or cause to be paid (i) all filing and recording taxes and fees incident to each such filing or recording, (ii) all expenses, including without limitation, actual attorneys' fees and costs, incurred by Beneficiary in connection with the preparation, execution, and acknowledgement of all such instruments, and (iii) all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments, and charges arising out of or in connection with the execution and delivery of such instruments. Trustor hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor, to execute, deliver and, if appropriate, to file with the appropriate filing officer or office any such instruments if Trustor should fail to do so.

          1.13.3 Upon the occurrence and during the continuance of any Event of Default, Beneficiary shall have the right to cause any of the Trust Property that is Personal Property and subject to the security interest of Beneficiary hereunder to be sold at any one or more public or private sales as permitted by applicable law, and Beneficiary shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law, specifically including, without limitation, the right to proceed as to both the real property and the personal property contained within the Trust Property as permitted by Uniform Commercial Code Section 9501(4). Any such disposition may be conducted by an employee or agent of Beneficiary or Trustee. Any person, including both Trustee and Beneficiary, shall be eligible to purchase any part or all of such property at any such disposition.

          1.13.4 Expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Trustor and shall include, without limitation, Beneficiary's and Trustee's actual attorneys' fees and legal expenses. Trustor, upon demand of Beneficiary, shall assemble such personal property and make it available to Beneficiary at such place as shall be required by Beneficiary in its sole discretion. Beneficiary shall give Trustor at least five (5) days' prior written notice of the time and place of any public sale or other disposition of such personal property or of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor, at the same address as is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Trustor.

          1.13.5 Trustor maintains a place of business in the State of California, as set forth as the address of Trustor provided herein under "Requests for Notices" below, and Trustor will immediately notify
Beneficiary in writing of any change in its place of business.

          1.13.6 Portions of the Trust Property are goods that are or are to become fixtures relating to the Property, and Trustor covenants and agrees that the filing of this Deed of Trust in the real estate records of the county where the Trust Property is located shall also operate from the time of filing as a fixture filing in accordance with Sections 9313 and 9402(6) of the Uniform Commercial Code.

     1.14 Payments. All sums payable by Trustor hereunder or secured hereby shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein or in the Note) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Property or any part thereof; (ii) any restriction or prevention of or interference with any use of the Trust Property or any part thereof;
(iii) any defect in title to or encumbrance on the Property or the Improvements or any part thereof or any eviction from the Property or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim that Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, and whether or not Trustor shall have notice or knowledge of any of the foregoing. Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

     1.15  Condemnation.

          1.15.1 Should the Trust Property, or any part thereof or interest therein, be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner or should Trustor receive any notice or other information regarding such proceeding, Trustor shall give prompt written notice thereof to Beneficiary.

          1.15.2 Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name any action or proceedings. Beneficiary shall also be entitled to make any compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds awarded to Trustor (the "Proceeds") are hereby assigned to and shall be paid to Beneficiary, and Trustor agrees to execute such further assignments of the Proceeds as Beneficiary or Trustee may require.

          1.15.3 Subject to the terms and conditions of Section 1.15.4 below, in the event any portion of the Trust Property is so taken or damaged, Beneficiary shall have the option, in its sole and absolute discretion, to apply all such Proceeds, after deducting therefrom all costs and expenses (whether incurred with or without suit), including actual attorneys' fees and costs, incurred by it in connection with such Proceeds, to any indebtedness (whether due or not) secured hereby and in such order as Beneficiary may determine, or to require Trustor to restore and rebuild and to apply all such Proceeds, after such deductions, to the restoration of the Trust Property. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Notwithstanding the foregoing, if (i) no Event of Default exists and no event exists that, with the passage of time or the giving of notice or both, would constitute such an Event of Default; (ii) Beneficiary has received evidence, satisfactory to Beneficiary in its good faith judgment, that there are sufficient funds available and/or committed, including such condemnation proceeds, to effectuate such restoration and to cover the expenses of operating and maintaining the Trust Property and servicing the debt secured hereby and any other debt secured by the Trust Property until the Trust Property is generating sufficient revenues to cover such expenses and debt service; (iii) in Beneficiary's judgment, Beneficiary's security will not be materially impaired by the application of the condemnation proceeds to the restoration of the Improvements;
(iv) Trustor has delivered to Beneficiary financial plans and projections from which Beneficiary, in its good faith judgment, determines that after the completion of such restoration the Trust Property will be economically viable; (v) Beneficiary has approved the plans and specifications to be used in connection with such restoration; and (vi) the restoration will return the Improvements to substantially the same condition, character and utility that existed immediately prior to such taking; then the Proceeds, after the deductions provided for above, shall be used to pay Trustor for the cost of the rebuilding or restoring of the buildings or improvements.

          1.15.4 In the event Trustor is required by Beneficiary's option or otherwise entitled to rebuild or restore as aforesaid, the Proceeds, after said deductions, shall be paid out in the same manner as provided in
Section 1.4.5 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. If the amount of such Proceeds is insufficient to cover the cost of rebuilding or restoration, Trustor shall pay such cost in excess of the Proceeds before being entitled to any payment out of said Proceeds.

          1.15.5 Any surplus that may remain out of said Proceeds after payment of such cost of rebuilding or restoration shall, at the option of Beneficiary, be applied on account of the indebtedness (whether then due or not) secured hereby in such order as Beneficiary may determine or be paid to any other party entitled thereto. In applying any Proceeds on account of the indebtedness secured hereby, a prepayment privilege fee shall be assessed based on the Privilege Rate as defined in the Note. To the extent that any applicable prepayment fee results from the application of the award to the prepayment of the indebtedness secured hereby, such amount shall be paid by the condemning authority as part of the award and not by Trustor as an amount in addition to the award, and if no such award for prepayment fees is granted, Trustor shall have no liability for any such fees (anything to the Note to the contrary notwithstanding).

     1.16 Additional Security. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.

     1.17 Trustee Actions. At any time, or from time to time, without liability therefor and without notice to Trustor, upon written request of Beneficiary and presentation of this Deed of Trust and the Note secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of said Trust Property, Trustee may (i) reconvey all or any part of said Trust Property, (ii) consent in writing to the making of any map or plan thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof or other agreement affecting this Deed of Trust.

     1.18 Release or Discharge. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Property not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary's option any parcel, portion or all of the Trust Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

     1.19 Taxes. If, by the laws of the United States of America, or of any state having jurisdiction over Trustor, any tax is due or becomes due in respect of the issuance of this Deed of Trust or any other Security Documents, or the recording of all or any of the foregoing or of any security interest created thereby, Trustor will pay such tax in the manner required by such law. Trustor shall also hold harmless and indemnify Trustee or Beneficiary against any liability incurred by reason of the imposition of any tax on the issuance of this Deed of Trust or any other Security Documents, or on the recording of this Deed of Trust or any other Security Documents or of any security interest created hereby or thereby.

     1.20  Regulated Substances.

          1.20.1 As used herein, "Regulated Substance" means any substance, material, or matter including, without limitation, medical waste that may give rise to liability under any Environmental Laws (as defined herein). As used herein, "Environmental Laws" means (a) any local, state or federal laws, rules, ordinances or regulations, either in existence as of the date hereof, or enacted or promulgated after the date of this Deed of Trust, that concern the existence, management, control, discharge, treatment, containment, and/or removal of substances or materials that are or may become a threat to public health or the environment; or (b) any common law theory based on nuisance, trespass, negligence, strict liability, aiding and abetting or other tortious conduct.

          1.20.2 Trustor represents and warrants that (i) there has been no deposit, storage, seepage or filtration of any Regulated Substances (including, without limitation, asbestos, oil, petroleum or chemical liquids or solids, liquids or gaseous products) at, upon, under or within the Trust Property or any contiguous real estate in violation of any Environmental Laws, and (ii) Trustor has not caused or permitted to occur, and shall not permit to exist, any condition that may cause a discharge of any Regulated Substances at, upon, under or within the Property or on any contiguous real estate.

          1.20.3 Trustor further represents and warrants that (i) neither Trustor nor any other party has been, is or will be involved in operations at or near the Trust Property, which operations could lead to (A) the imposition of liability under the Environmental Laws on Trustor, or on any subsequent or former owner of the Trust Property, or (B) the creation of a lien on the Trust Property under the Environmental Laws or under any similar laws or regulations; and (ii) Trustor has not permitted, and Trustor will not permit, any tenant or occupant of the Property to engage in any activity that could impose liability under the Environmental Laws on such tenant or occupant, on Trustor or on any other owner of any of the Trust Property.

          1.20.4 Trustor and the Trust Property shall comply strictly and in all respects with the requirements of the Environmental Laws and related regulations and with all similar laws and regulations and shall notify Beneficiary immediately in the event of any discharge or discovery of any Regulated Substance at, upon, under or within the Trust Property of which Trustor has notice. Trustor shall promptly forward to Beneficiary copies of all orders, notices, permits, applications or other communications and reports of which Trustor has notice in connection with any discharge or the presence of any Regulated Substance or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect the Trust Property.

     1.21 Forfeiture. Trustor hereby represents and warrants to Beneficiary that there has not been committed by Trustor or any other person involved with the Trust Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Property or any part thereof or any monies paid in performance of Trustor's obligations under this Deed of Trust and the other Security Documents, and each agreement and/or obligation of Trustor incorporated by reference therein or herein, and any modifications or amendments thereof. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Trustor hereby indemnifies Beneficiary and agrees to defend and hold Beneficiary harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in this Section
1.21. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Trustor, Beneficiary or all or any part of the Trust Property under any federal or state law for which a potential result is forfeiture of (a) the Trust Property or any part thereof or (b) any monies paid in performance of Trustor's obligations under this Deed of Trust or the other Security Documents shall, at the election of Beneficiary, constitute an Event of Default hereunder without notice or opportunity to cure.

     1.22 Continuing Obligations. Trustor agrees to fully and faithfully satisfy and perform the obligations of Trustor contained in this Deed of Trust and the other Security Documents, and each agreement and/or obligation of Trustor incorporated by reference therein or herein, and any modifications or amendments thereof. All representations, agreements, obligations, covenants and warranties of Trustor contained in any of the Security Documents incorporated by reference therein, or contained herein or in any other Security Documents, or otherwise made by Trustor to or with Beneficiary at any time whether or not contained in any of the foregoing documents, shall survive the funding of the Loan and shall remain continuing obligations, agreements, covenants, warranties and representations of Trustor during any time when any portion of the obligations secured by this Deed of Trust remain outstanding (it being understood, however, that statements in any representation or warranty are represented or warranted to be true and correct only as of the date made except for representations or warranties pertaining to future conduct, which such representations and warranties pertaining to the future shall be deemed to be covenants for purposes of Section 2.1 hereof).

     1.23 Americans With Disabilities Act. Trustor hereby represents to Beneficiary that the Trust Property is in full compliance with the Americans With Disabilities Act (the "ADA") to the extent that the ADA applies to the Trust Property. Trustor hereby covenants and agrees not to permit, commit or suffer to exist any condition which might result in a violation of the ADA, and if any such condition should occur to immediately remedy any such condition. Trustor hereby indemnifies and agrees to defend and hold Beneficiary harmless from and against any loss, damage, injury, claim, liability, cost or expense (including actual attorneys' fees and expenses) by reason of the breach of the covenants, agreements and indemnities set forth in this Section 1.23.

                          ARTICLE 2

                           DEFAULT

      2.1 Events of Default. Trustor will be in default under this Deed of Trust if any of the following events should occur, any one or all of which events shall be an event of default ("Event of Default") hereunder:

          (a) Trustor fails to make any payment of principal and/or interest under the Note within ten (10) days after the date when due;

          (b) There occurs either a Prohibited Encumbrance or a Prohibited Transfer;

          (c) Trustor fails to perform any other covenant or obligation or breaches any other agreements or warranties contained in this Deed of Trust or incorporated into any other Security Document and such failure or breach (and the consequences that the delay in such performance may have caused) are not cured and/or remedied within fifteen (15) days after notice of such failure or breach is given to Trustor from Beneficiary; provided, however, if such failure or breach cannot, in the sole and absolute discretion of Beneficiary exercised in good faith, reasonably be cured and/or remediated within said fifteen (15) day period, Trustor shall have an additional sixty
(60) days to cure such failure or breach so long as Trustor is diligently pursuing such cure and/or remediation; provided, further, that in no event shall any cure and/or remediation period exceed seventy five (75) days. Notwithstanding the foregoing, any such failure or breach shall be deemed an Event of Default upon the occurrence thereof (for which no notice shall be required and no cure period shall be available to Trustor) if (a) such failure or breach is the third (3rd) default to occur within any period of twelve (12) consecutive months and notice of the first two (2) defaults has been sent to Trustor, regardless of whether the same or different defaults are involved and notwithstanding that Trustor may have cured within any applicable cure period any previous defaults occurring within such twelve
(12) month period or (b) in the reasonable discretion of Beneficiary, such failure or breach constitutes or creates a clear and present emergency or threat to the Trust Property;

          (d) Any representation by Trustor or disclosure or certification made to the Beneficiary by or on behalf of Trustor proves to be false or misleading in any material respect on the date as of which made, whether or not that representation, disclosure or certification appears in this Deed of Trust or in any other Security Documents;

          (e) The filing of any claim or lien or notice to withhold against the Trust Property or any part thereof or of any interest or right made appurtenant thereto and the continued maintenance of said claim or lien or notice to withhold for a period of thirty (30) days after discovery thereof without discharge or satisfaction thereof or provision therefor satisfactory to Beneficiary in its good faith discretion;

          (f) Any failure or breach of any covenant or condition on Trustor's part to be performed under any other loan agreement, note, deed of trust or assignment applicable to the Trust Property and such failure or breach continues for twenty (20) days after notice from Beneficiary;

          (g)  Any of the following:

               (1) A general assignment by Trustor or, if Trustor is a partnership, by any of the general partners of Trustor, or if Trustor is a corporation, by any of the shareholders that control Trustor, for the benefit of creditors;

               (2) The filing of a voluntary petition by Trustor or, if Trustor is a partnership, by any of the general partners of Trustor, or if Trustor is a corporation, by any of the shareholders that control Trustor, in bankruptcy or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal, foreign, provincial or otherwise, for the relief of debtors;

               (3) The filing of an involuntary petition or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal, foreign, provincial or otherwise, for the relief of debtors against Trustor or any of the general partners of Trustor if Trustor is a partnership, or any of the shareholders that control Trustor if Trustor is a corporation, by the creditors of any of the aforementioned, said petition remaining undischarged or the party subject thereof failing to obtain vacation thereof for a period of sixty (60) days;

               (4) The appointment by any court of a receiver to take possession of the Trust Property (or any portion thereof) or of any asset or assets of Trustor or any of the general partners of Trustor if Trustor is a partnership or any of the shareholders that control Trustor if Trustor is a corporation, such asset or assets having a value in excess of One Hundred Thousand Dollars ($100,000) and said receivership remaining undischarged for a period of sixty (60) days;

               (5) Attachment, execution or judicial seizure of the Trust Property (or any portion thereof) or of all or any part of the assets of Trustor or any of the general partners of Trustor if Trustor is a partnership, or any of the shareholders that control Trustor if Trustor is a corporation, such attachment, execution or other seizure remaining undismissed or undischarged for a period of sixty (60) days after the levy thereof;

          (h) Trustor fails to pay, with respect to the Trust Property, any installment of special assessments, or any installment of general real estate taxes, or any installment of personal property taxes, or any insurance renewal premiums, prior to delinquency, unless the same is being contested in good faith pursuant to the last sentence of section 1.6.1 hereto; or

          (i) Any default by Trustor under any leases of the Trust Property or any termination, modification, surrender, merger or other change of any leases of the Trust Property (or any portion thereof), without the prior written consent of Beneficiary or as otherwise permitted under any Security Document.

                          ARTICLE 3

                           REMEDIES

     3.1 Remedies Upon Default. If Trustor is in default, Beneficiary may, at its sole option, without notice to Trustor, which notice is hereby expressly waived, do any one or more of the following:

          (a) Declare any or all indebtedness secured by this Deed of Trust to be due and payable immediately (in which event, all such indebtedness shall thereafter bear interest at the rate of twelve and one-half percent (12.5%) per annum until paid);

          (b) Enter into the Trust Property, in person, by agent or by court- appointed receiver; take any and all steps that may be desirable in Beneficiary's judgment to preserve and enhance the value, marketability or rentability of the Trust Property; complete any unfinished development; manage and operate the Trust Property; and apply any rents, additional rents, royalties, income or profits collected against the indebtedness secured by this Deed of Trust without in any way curing or waiving any default of Trustor;

          (c) Bring a court action to foreclose this Deed of Trust or to enforce its provisions or any of the indebtedness or obligations secured by this Deed of Trust;

          (d) Cause any or all of the Trust Property to be sold under the power of sale granted hereby (pursuant to California Civil Code Section 2924 et seq. and/or any other provision of applicable law) in any manner permitted by applicable law; and

          (e) Exercise any other right or remedy available under law or in equity, specifically including, without limitation, any or all of the remedies available to a secured party under the Uniform Commercial Code as enacted in California as respects personal property subject to any security interest granted hereunder.

          Nothing herein contained shall be construed as constituting Beneficiary a "mortgagee-in-possession" in the absence of the taking of actual possession of the Property by Beneficiary pursuant to the terms hereof. In the exercise of the powers herein granted Beneficiary, no liability shall be asserted or enforced against Beneficiary, all such liability being expressly waived and released by Trustor.

     3.2 Foreclosure by Power of Sale. For any sale under the power of sale granted by this Deed of Trust, Trustee shall record and give all notices required by law and then, upon the expiration of such time as is required by law, may sell the Trust Property upon any terms and conditions specified by Beneficiary and permitted by applicable law. Trustee may postpone any sale by public announcement at the time and place noticed for the sale. If the Trust Property consists of several lots or parcels, Beneficiary in its sole and absolute discretion may designate their order of sale or may elect to sell all of them as an entirety, whether or not Trustor objects. Any person, including Trustee and Beneficiary, may purchase at any sale. Upon any sale, Trustee will execute and deliver to the purchaser or purchasers a deed or deeds conveying the property sold, but without any covenant or warranty, express or implied, and the recitals in the deed or deeds of any facts affecting the regularity or validity of the sale will be conclusive against all persons.

     3.3 Proceeds of Foreclosure Sale. The proceeds of any sale under this Deed of Trust will be applied in the following manner:

          FIRST: Payment of the costs and expenses of the sale, including but not limited to Trustee's actual fees, actual attorneys' fees and costs for disbursements, title charges, transfer taxes, the cost of surveys, engineering reports, appraisals, and environmental audits of the Trust Property, all expenses, liabilities and advances of Trustee, as well as all allowances, costs and fees provided by law, together with interest thereon at the maximum rate of interest permitted by applicable law on all advances made by Trustee;

          SECOND: Payment of all sums expended by Beneficiary under the terms of this Deed of Trust and not yet repaid, together with interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date incurred until paid;

          THIRD: Payment of the indebtedness and obligations of Trustor secured by this Deed of Trust in any order that Beneficiary may choose in its sole and absolute discretion; and

          FOURTH: The remainder, if any, to the person or persons legally entitled to it.

     3.4 Marshalling. Trustor waives all rights to direct the order in which any of the Trust Property will be sold in the event of any sale under this Deed of Trust, and also any right to have any of the Trust Property marshalled upon any sale.

     3.5 Remedies are Cumulative. All remedies contained in this Deed of Trust are cumulative, and Beneficiary shall also have all other remedies provided by law or in any other agreement between Trustor and Beneficiary. No delay or failure by Beneficiary to exercise any right or remedy under this Deed of Trust will be construed to be a waiver of that right or remedy or of any default by Trustor. Beneficiary may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.6 Fair Market Value. In consideration of the limitation on personal liability as provided in the Note, Trustor agrees that to the extent Trustor is entitled to present competent evidence of the fair market value of the Trust Property as of the date of foreclosure or sale under this Deed of Trust or in connection with a bankruptcy proceeding affecting Trustor and/or the Trust Property, the following shall be considered competent evidence for the fact finder's determination of the fair market value of the Trust Property as of the date of the sale:

     (i) the Trust Property shall be valued in an "as is" condition as of the date of the sale, without any assumption or expectation that the Trust Property will be repaired or improved in any manner before a resale of the Trust Property after sale;

     (ii) the valuation shall be based upon an assumption that the purchaser desires a prompt resale of the Trust Property for cash promptly (but no later than twelve (12) months) following the sale;

     (iii) all expenses to be incurred when the purchaser at the sale resells the Trust Property, including reasonable closing costs customarily borne by the seller in a commercial real estate transaction, should be taken into account in such valuation, including, without limitation, brokerage commissions, title insurance, a survey of the Trust Property, tax prorations, attorneys' fees, and marketing costs;

     (iv) the gross fair market value of the Trust Property shall be further discounted to account for any estimated holding costs associated with maintaining the Trust Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments, and other maintenance expenses; and

     (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Trust Property must be given by persons having at least five (5) years experience in appraising similarly improved property in the vicinity where the Trust Property is located and being actively engaged therein at the time of such testimony.


                          ARTICLE 4

                        MISCELLANEOUS

     4.1 Severability. The invalidity or unenforceability of any one or more provisions of this Deed of Trust will in no way affect any other provision.

     4.2 Beneficiary Statements. Trustor agrees to pay Beneficiary a reasonable charge, not to exceed the maximum allowed by law, for giving any statement of the status of the obligations secured by this Deed of Trust.

     4.3  Notices.   All notices given under this Deed of Trust must be in
writing and will be effectively served upon personal delivery or, if mailed, no later than three (3) business days mailing by United States certified mail, postage prepaid, return receipt requested, sent to the following addresses:

     "Beneficiary":      Aid Association for Lutherans
                         4321 North Ballard Road
                         Appleton, Wisconsin  54919
                         Attn:  Director of Investments

                    With copies to:

                         Aid Association for Lutherans
                         4321 North Ballard Road
                         Appleton, Wisconsin  54919
                         Attn:  Law Department

and sent to Trustor at its address appearing on the signature page hereof.

Such addresses may be changed by written notice. However, the service of any notice of default or notice of sale under this Deed of Trust as required by law will be effective on the date of recordation, and will be effective if served upon Trustor at its address appearing below.

     4.4 Reconveyance. Upon the payment and performance in full of all sums and obligations secured by this Deed of Trust, Beneficiary agrees to request Trustee to reconvey the Trust Property, and upon payment of its fees and all other sums owing to it under this Deed of Trust, Trustee will reconvey the Trust Property without warranty to the person or persons legally entitled to it. Such person or persons must pay all costs and expenses in connection therewith, including all costs of recordation. The recitals in the reconveyance of any facts will be conclusive on all persons. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto."

     4.5 Statutes of Limitations. Trustor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Deed of Trust or to collect any indebtedness secured by this Deed of Trust to the fullest extent permitted by law.

     4.6 Trustor/Beneficiary Defined. The term "Trustor" includes both the original Trustor and any subsequent owner or owners of any of the Trust Property, and the term "Beneficiary" includes the original Beneficiary and also any future owner or holder, including pledgees and participants, of the Note or any interest therein.

     4.7 Construction. This Deed of Trust and the other Security Documents shall be construed without regard to any presumption or rule requiring construction against the party causing such instruments to be drafted. All terms and words used in this Deed of Trust, whether singular or plural and regardless of the gender thereof, shall be deemed to include any other number and any other gender as the context may require.

     4.8 Captions. The captions and headings of the articles and sections of this Deed of Trust are for convenience only and are not to be used in construing this Deed of Trust.

     4.9 Amendment. Neither this Deed of Trust nor any term, covenant, or condition contained herein may be amended, modified, or terminated, except by an agreement in writing, signed by the party charged therewith.

     4.10 Successors and Assigns. The terms of this Deed of Trust will bind the legal representatives, successors, heirs, legatees, devisees, assigns, conservators, guardians, beneficiaries, or administrators of Trustor and Beneficiary and the successors in trust of Trustee. This provision shall not limit or restrict the effect of the transfer restrictions contained herein.

     4.11 Substitution of Trustee. Beneficiary may remove Trustee or any successor Trustee at any time or times and appoint a successor Trustee by recording a written substitution in the county where the real property covered by this Deed of Trust is located, or in any other manner permitted by law. Upon that appointment, all of the powers, rights and authority of Trustee will immediately become vested in its successor.

     4.12 Waivers.

          4.12.1 To the fullest extent permitted by law, Trustor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Trust Property and (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of the Note or the debt evidenced thereby or creating or extending a period of redemption from any sale made in collecting said debt. To the fullest extent Trustor may do so, Trustor agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Trustor, for Trustor, Trustor's representatives, successors, heirs, legatees, devisees, assigns, beneficiaries, conservators, administrators or guardians, and for any and all persons ever claiming any interest in the Trust Property, to the fullest extent permitted by law hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created. If any law referred to in this paragraph and now in force, of which Trustor, Trustor's representatives, successors, heirs, legatees, devisees, assigns, beneficiaries, conservators, administrators, guardians, or other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph. Trustor expressly waives and relinquishes any and all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties.

          4.12.2 TRUSTOR EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS DEED OF TRUST. THIS WAIVER APPLIES TO ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS AND PROCEEDINGS, INCLUDING PARTIES WHO ARE NOT PARTIES TO THIS DEED OF TRUST. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY TRUSTOR, AND TRUSTOR EXPRESSLY ACKNOWLEDGES THAT NEITHER BENEFICIARY, NOR ANY PERSON ACTING ON BEHALF OF BENEFICIARY HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. TRUSTOR FURTHER ACKNOWLEDGES THAT TRUSTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS DEED OF TRUST AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF TRUSTOR'S OWN FREE WILL, AND THAT TRUSTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. TRUSTOR FURTHER ACKNOWLEDGES THAT TRUSTOR HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS DEED OF TRUST AND, SPECIFICALLY, THIS WAIVER PROVISION.

     4.13 Taxation of Liens. In the event of the enactment after the date hereof of any law deducting from the value of all or any portion of the Trust Property for the purpose of taxation any lien thereon, or imposing upon Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the law relating to the taxation of deeds of trust or debts secured by deeds of trust or a beneficiary's interest in the property, or the manner of collection of taxes, so as to affect Beneficiary, this Deed of Trust or the debt secured hereby, then, and in any such event, Trustor, upon demand by Beneficiary, shall pay such taxes or assessments, or reimburse Beneficiary therefor; provided, however, that if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Beneficiary may elect, in its sole and absolute discretion, by notice in writing given to Trustor, to declare all of the indebtedness secured hereby to be and become due and payable thirty (30) days from the giving of such notice. In the event of a prepayment of the Note pursuant to the provisions of this paragraph, no prepayment privilege fee shall apply (notwithstanding anything to the contrary in the Note).

     4.14 Consents and Approvals. No waiver of any default or breach by Trustor hereunder shall be implied from any omission by Beneficiary to take action on account of such default even if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver and any such waiver shall be operative only for the time and to the extent therein stated. Inaction of Beneficiary shall never be considered as a waiver of any right accruing to it on account of any default on the part of Trustor. Waivers of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. Beneficiary's consent to any act or omission by Trustor will not be a consent to any other or subsequent act or omission or a waiver of the need for such consent in any future or other instance and the consent or approval by Beneficiary to or of any act by Trustor shall not be deemed to waive or render unnecessary the consent or approval of Beneficiary to or of any subsequent or similar act. The acceptance by Beneficiary of any payment on the indebtedness secured hereby shall not be deemed or construed as a waiver by Beneficiary of any breach of any covenant, term or condition hereof except any relating to the payment accepted.

     4.15 Costs of Nonperformance. If either Trustor or Beneficiary fails to perform any of their respective covenants or agreements contained in this Deed of Trust or any of the Security Documents, then the nonperforming party shall pay all out-of-pocket expenses of the other party (including but not limited to actual fees and disbursements of counsel) incurred by reason of or in response to such nonperformance, together with interest thereon at the rate of twelve and one-half percent (12.5%) per annum from the date such expenses are incurred until paid.

     4.16 Inconsistencies with Other Documents. In the event of any inconsistency between the provisions of this Deed of Trust or any of the Security Documents, the provisions of the Note shall control over those of the Deed of Trust.

     4.17 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.



                     REQUESTS FOR NOTICES

     Trustor requests that a copy of any notice of default and notice of sale required by law be mailed to it at its address below:

     Trustor:            Optical Coating Laboratory, Inc.
     Address:            2789 North Point Parkway
                         Santa Rosa, California  95407-7397
                         Attention:  CFO

     Executed in the State of California as of the day and year first above written.

                            OPTICAL COATING LABORATORY, INC.,
                            a Delaware corporation


                            By:  ___________________________
                                 Name: _____________________
                                 Title: ____________________




State of _______________ )
                    )ss
County of _____________  )


     On _______________, 1996, before me, ________________________, a notary public in and for said state, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

Signature ___________________________ (Seal)








                          EXHIBIT A


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019




              ENVIRONMENTAL INDEMNITY AGREEMENT


     This ENVIRONMENTAL INDEMNITY AGREEMENT (the "AGREEMENT") is entered into as of March 15, 1996 by and between AID ASSOCIATION FOR LUTHERANS, a Wisconsin corporation ("AAL"), and OPTICAL COATING LABORATORY, INC., a Delaware corporation (individually and collectively, "INDEMNITOR"). The parties hereto enter into this contract with reference to the following facts:

     A. AAL has agreed to make a loan to Indemnitor in the amount of Three Million and No/100 Dollars ($3,000,000.00) (the "LOAN") (AAL Loan No. 75650). The Loan is to be evidenced by a Secured Promissory Note (the "NOTE"), and the Note is to be secured by a Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents), Assignment of Rents and Leases and Financing Statements (the "LOAN DOCUMENTS") creating a lien on certain real property, and all improvements thereon, located in the City of Santa Rosa, County of Sonoma, State of California (the "PROPERTY"), as more particularly described in Exhibit A attached hereto. (The Note, the Deed of Trust and any other documents relating to the Loan other than this Agreement may be referred to herein collectively as the "LOAN DOCUMENTS"). The making of the Loan is subject to a condition precedent that Indemnitor make and deliver this Agreement to AAL.

     B. Indemnitor acknowledges that AAL would not make the Loan in the absence of this Agreement.

     C. Indemnitor acknowledges that AAL may sustain "LOSSES" (as defined herein) should AAL become an owner of the Property, whether by foreclosure of the Deed of Trust, judicial or nonjudicial, by the acceptance of a deed in lieu of foreclosure, or otherwise, or after the reconveyance of the Deed of Trust in amounts that have no relationship to the amounts owed to AAL pursuant to the Note or any of the other Loan Documents.

     D. Indemnitor acknowledges and agrees that any amounts owed to AAL by Indemnitor pursuant to the provisions of this Agreement are not secured by the Loan Documents nor are they related in any manner to any amounts owed to AAL pursuant to the Note and that said liabilities shall survive and continue to be of full force and effect notwithstanding satisfaction of the Loan Documents, a foreclosure conducted pursuant to the Loan Documents, the making of a deed in lieu of foreclosure in favor of AAL or a transfer of any other interest in the Property, whether by Indemnitor or AAL or by any successor or assignee of Indemnitor or AAL.



     NOW, THEREFORE, in consideration of the foregoing recitals, which recitals are hereby incorporated herein by this reference, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. REGULATED SUBSTANCES. As used herein, "REGULATED SUBSTANCE" means any substance, material or matter that may give rise to liability under any Environmental Laws. "ENVIRONMENTAL LAWS" shall mean any local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Agreement, that concern the existence, management, control, discharge, treatment, containment and/or removal of substances or materials that are or may become a threat to public health or the environment; or any common law theory based on nuisance, trespass, negligence, strict liability, aiding and abetting or other tortious conduct.

     2. COVENANTS. Promptly upon the written and good faith request of AAL from time to time, Indemnitor shall provide AAL, at Indemnitor's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to AAL, to assess with a reasonable degree of certainty the presence or absence of any Regulated Substances and the potential costs in connection with abatement, cleanup or removal of any Regulated Substances in violation of Environmental Laws found at, upon, under or within the Property; provided, however, that Indemnitor shall not be responsible for the costs of such an assessment or audit unless an "EVENT OF DEFAULT" (as defined in the Deed of Trust) has occurred and is continuing when the work on an environmental site assessment or environmental audit report is commenced or AAL has a good faith belief that the Property may be in violation of Environmental Laws.

     3.   INDEMNITY.

          3.1 Scope of Indemnity. Indemnitor hereby agrees to indemnify, save, defend (at Indemnitor's cost and sole expense) and hold harmless AAL and the officers, directors, agents and employees of AAL, and the successors and assigns of each of the foregoing (all of such persons or entities being collectively referred to herein as "INDEMNIFIED PERSONS" and each such reference shall refer jointly and severally to each such person), from and against the full amount of any and all Losses, regardless of the negligence of Indemnified Persons except as hereinafter specifically excepted. "LOSSES" shall mean any and all liabilities, obligations, losses, damages, injuries, penalties, claims, actions, suits, costs, expenses and disbursements (including, but not limited to, all actual attorneys' fees and expenses (including, without limitation, the allocated costs for services of in-house counsel)) and all other professional or consultants' expenses incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding, whether actually commenced or threatened, which may be asserted against any Indemnified Person, arising from, in respect of, as a consequence of, or in connection with any of the following: (a) the removal of any Regulated Substance on, within or released from the Property, whether such removal is done or completed by Indemnitor, AAL, or any other person or entity and regardless of whether or not such removal is rendered pursuant to a court order or the order of an administrative agency; (b) claims asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal (a "GOVERNMENTAL AGENCY")), in connection with or in any way arising out of the presence, storage, use, disposal, generation, transportation or treatment of any Regulated Substance at, upon, under or within the Property, either prior to or after the date of this Agreement and either prior to or after the time that Indemnitor became owner of the Property;
(c) the violation or claimed violation of any Environmental Laws in regard to the Property, whether such violation or claimed violation occurred prior to or after the date of this Agreement and regardless of whether such violation occurred prior to or after the time that Indemnitor became owner of the Property; or (d) the preparation of an environmental audit on the Property, whether conducted or authorized by Indemnitor, AAL or a third party or the implementation of any environmental audit's recommendations. AAL may employ the attorneys and/or consultants of its choice. Notwithstanding the foregoing provisions of this Section 3.1, (a) Indemnitor shall not be required to indemnify any Indemnified Person to the extent that any Losses result from Regulated Substances being brought onto the Property by such Indemnified Persons, and (b) if the Property is transferred to AAL or any of its successors or assigns, then Indemnitor shall not be liable for any Losses that a final decree of a court of competent jurisdiction holds arise solely due to conditions that did not exist on the Property prior to the transfer of the Property to AAL or its successors or assigns.

          3.2 Claim Settlement. So long as AAL is beneficiary under the Loan Documents or if AAL at any time shall have become a mortgagee in possession or a successor in interest to Indemnitor by foreclosure or deed in lieu of foreclosure with respect to all or part of the Property, Indemnitor shall not settle any claim under or on account of the Environmental Laws without AAL's prior written consent, which consent may be withheld in AAL's sole and absolute discretion; provided, however, that if the proposed settlement involves (i) no admission of guilt or liability on the part of AAL, (ii) no adverse financial impact on AAL, and (iii) no adverse impact on the value of the Property, then such consent shall not be unreasonably withheld or delayed.

     4. PAYMENTS. Payments under this Agreement in respect of all Losses shall be due and payable as such Losses are incurred. Within a reasonable time after any such Losses are incurred, the Indemnified Person shall give notice to Indemnitor; provided, however, that failure by an Indemnified Person to give such notice shall not relieve Indemnitor from any liability, duty or obligation hereunder. Indemnitor will pay interest on any amount not paid from the time such Losses are incurred regardless of date of notice, at the interest rate equal to the One-Year Treasury Rate then in effect plus five percent (5%), but in no event to exceed the maximum interest rate allowed by law.

     5.   OBLIGATION TO DEFEND.

          5.1 Assumption of Defense. Upon request of any Indemnified Person, Indemnitor shall defend any and all actions or proceedings that may be brought against such Indemnified Person in connection with or arising out of the matters covered by this Agreement. In the event that Indemnitor is defending an Indemnified Person, Indemnitor may settle the claim only with the Indemnified Person's prior written consent, said consent or the denial thereof to be in the Indemnified Person's sole and absolute discretion.

          5.2 Delivery of Acknowledgement. Within thirty (30) days from the date of receipt by Indemnitor from Indemnified Person of a request to defend, Indemnitor must acknowledge in a writing, satisfactory to the Indemnified Person in its good faith discretion, its duty to defend and that such claim is covered in its entirety by this Agreement (the "ACKNOWLEDGEMENT"); provided, however, that until the Indemnified Person receives the Acknowledgement, the Indemnified Person shall be entitled to defend such claim and Indemnitor shall be bound in the manner set forth in subparagraph 5.4 hereof.

          5.3 Conduct of Defense; Participation by Indemnified Person. If Indemnitor defends an Indemnified Person, the defense must be conducted by reputable attorneys satisfactory to Indemnified Person, retained and paid solely by Indemnitor. Indemnified Person may participate in the proceedings and retain a separate counsel at its own expense. But if the Indemnified Person concludes in its sole discretion exercised in good faith that there is a conflict of interest - consistent with applicable standards of professional responsibility - between itself and Indemnitor, then Indemnitor will be conclusively liable for the results, including the amount of any judgment, compromise, or good faith, out-of-court settlement.

          5.4 Indemnitor's Failure to Defend. If Indemnitor fails to deliver the Acknowledgment or fails to choose counsel satisfactory to the Indemnified Person, Indemnitor shall not thereafter be entitled to elect to defend, and Indemnitor shall be bound by and shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation, the amount of any judgment or good faith out-of-court settlement or compromise and all costs and actual fees of counsel incurred by the Indemnified Person in connection therewith.

     6. NOTIFICATION BY INDEMNITOR. Indemnitor agrees promptly to notify AAL of the commencement of any litigation or proceedings pending, threatened or commenced (whether or not served) against Indemnitor or any other party in connection with Regulated Substances and the Property and of the receipt of any notice from any Governmental Agency in regard to Regulated Substances and the Property. Indemnitor shall promptly upon receipt provide the Indemnified Person with true, complete and correct copies of all such notices and other documentation related to said notices, litigation or proceedings.

     7. INVALIDITY. If any terms of this Agreement shall be held invalid, illegal or unenforceable, such provisions shall be severable from the rest of this Agreement and the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8. ATTORNEYS' FEES. In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to receive from the losing party its reasonable attorneys' fees and costs incurred in connection therewith.

      9. NO TIME LIMIT. There is no time limitation on Indemnitor's obligations hereunder, and Indemnitor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Agreement.

     10. NOTICE. Any notice that Indemnitor or AAL may be required or entitled to give to the other party hereunder shall be in writing and shall be deemed given three (3) days after being sent by certified mail, return receipt requested, postage prepaid, at the addresses specified below:

                    "AAL" or "Indemnified Persons"

                    Aid Association for Lutherans
                    4321 North Ballard Road
                    Appleton, Wisconsin  54919
                    Attn:  Law Department

                    With a copy to:
                    Aid Association for Lutherans
                    4321 North Ballard Road
                    Appleton, Wisconsin  54919
                    Attn:  Investment Department

                    "Indemnitor"

                    Optical Coating Laboratory, Inc.
                    2789 North Point Parkway
                    Santa Rosa, California  95407-7397
                    Attention:  Mr. Jeff Ryan, Assistant Treasurer

     The addresses set forth above may be changed as to any party by such party delivering to the other parties written notice as to such change of address.

     11. CAPTIONS, GENDER, AND NUMBER. Any section or paragraph, title or caption contained in this Agreement is for convenience only and shall not be deemed a part of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

     12. INDEMNIFIED PERSONS' RIGHTS. The parties hereto expressly acknowledge that this Agreement is made expressly for the benefit of the Indemnified Persons.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, the parties named herein and their respective successors and assigns. Indemnitor's obligations hereunder shall survive and continue to be of full force and effect notwithstanding a foreclosure conducted pursuant to the Loan Documents, the making of a deed in lieu of foreclosure by Indemnitor in favor of AAL or a transfer of any other interest in the Property, whether by Indemnitor, Indemnitor or AAL or by any successor or assignee of Indemnitor, Indemnitor or AAL.

      14. WAIVERS, FAILURE OR INDULGENCES NOT WAIVER. INDEMNITOR WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF THIS AGREEMENT AND WAIVES ANY RIGHT TO REQUIRE AAL AT ANY TIME TO PURSUE ANY REMEDY IN AAL'S POWER WHATSOEVER. No failure or delay on the part of an Indemnified Person in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

     15. JOINT AND SEVERAL LIABILITY. The obligations and liabilities of the persons constituting Indemnitor are joint and several.

     16. COMPLETE AGREEMENT. This Agreement supersedes any prior negotiations, discussions or communications between AAL and Indemnitor and constitutes the entire agreement between AAL and Indemnitor with respect to this Agreement.

     17. NO AMENDMENT OR WAIVER EXCEPT IN WRITING. This Agreement may be amended or modified only by a writing duly executed by Indemnitor and AAL, which expressly refers to this Agreement and the intent of the parties so to amend this Agreement.

     18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin (without regard to conflicts of law).

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                              "Indemnitor"

                              OPTICAL COATING LABORATORY, INC.,
                              a Delaware corporation


                              By:  ___________________________
                                   Name: _____________________
                                   Title: ____________________

                                        "AAL"

                              Aid Association for Lutherans,
                              a Wisconsin corporation


                              By:  __________________________
                                   Wayne C. Streck
                                   Vice President -
                                   Mortgages and Real Estate


                              By:  __________________________
                                   Kenneth E. Podell
                                   Assistant Secretary


                         Exhibit A


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST 391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019




RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI  54919
Attention:  Law Department


              SPECIFIC ASSIGNMENT, SUBORDINATION,
                    AND ATTORNMENT AGREEMENT


     THIS SPECIFIC ASSIGNMENT, SUBORDINATION, AND ATTORNMENT AGREEMENT ("Agreement") is entered into as of the 15th day of March, 1996, by and among FLEX PRODUCTS, INC., A DELAWARE CORPORATION ("Tenant"), OPTICAL COATING LABORATORY, INC., A DELAWARE CORPORATION ("Borrower"), and AID ASSOCIATION FOR LUTHERANS, A WISCONSIN CORPORATION ("Lender").


                            RECITALS

     A. Tenant is the lessee and Borrower is the lessor under that Certain Lease Agreement dated June 30, 1995 (the "Lease").

     B. Borrower has requested that Lender make a loan to Borrower to be secured by a Deed of Trust, Financing Statement, Fixture Filing and Security Agreement (With Assignment of Rents) from Borrower to Lender (the "Deed of Trust"), and an Assignment of Rents and Leases from Borrower to Lender (the "Assignment"), covering the property wherein the premises (the "Premises") covered by the Lease are located, which property is described more fully in Exhibit A attached hereto (the "Property").

     C. Lender is willing to make the requested loan, provided that, as one of the conditions precedent thereto, Borrower and Tenant execute this Agreement.

                           AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender to make the requested loan, Tenant, Borrower, and Lender hereby agree and covenant as follows:

     1. Assignment. Borrower does hereby absolutely and presently grant, transfer, and assign to Lender the Lease and all rents and other sums payable under the Lease; provided, however, that until written demand is made by Lender to Tenant, all rents and other sums payable under the Lease shall be paid to Borrower, but only as they accrue. Borrower covenants and agrees that upon Tenant's receipt of written notice from Lender to pay the rent to Lender and its successors and assigns, Tenant shall pay the rent and all other sums due under the Lease as such rent and other sums become due to the Lender and shall have no liability to Borrower for such rent and other sums due under the Lease which are paid to Lender and its successors and assigns. Tenant hereby recognizes the Assignment of the Lease made by Borrower to Lender and agrees to pay, upon receipt of written demand from Lender, all rents and other sums as directed by Lender. Nothing herein is intended to limit the rights or obligations of Borrower under that Certain Assignment of Rents and Leases.

     2. Subordination. Borrower, Tenant and Lender hereby agree that the Lease and all of its terms and provisions (including, without limitation, any option or options to purchase or rights of first refusal affecting the Property, or any portion thereof, contained therein) is and shall at all times be subject and subordinate in all respects to the Deed of Trust and to all supplements, amendments and modifications thereto, and to all extensions, substitutions, rearrangements and/or replacements thereof.

     3. Attornment. If the interest of Borrower in the Property is acquired by a transferee (including, but not limited to, Lender) as a result of a foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding for the enforcement of the Deed of Trust, such transferee and such transferee's successors and assigns (such transferee, its successors and assigns, including, but not limited to, Lender being hereinafter referred to as "Purchaser"), shall have the option to elect either to (a) terminate the Lease and the rights of Tenant thereunder or
(b) allow the Lease and the rights of Tenant thereunder to continue in full force and effect (except as provided in Section 4 hereof). If Purchaser elects to allow the Lease and the rights of Tenant thereunder to continue in full force and effect, any Purchaser shall be bound to tenant (except as provided in Section 4 hereof), and Tenant shall be bound to any Purchaser, under all of the terms, covenants and conditions of the Lease, for the balance of the terms thereof, and any extensions or renewals thereof that may be effected in accordance with any option therefor in the Lease, with the same force and effect as if such Purchaser were the original landlord under the Lease. Tenant does hereby attorn to such Purchaser, including Lender if Lender is such Purchaser, as the landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments upon Purchaser's succeeding to the interest of the landlord under the Lease. Anything above to the contrary notwithstanding, Tenant agrees that its option rights in Section 2.04 of the Lease shall not be exercised or exercisable in the event of or in connection with any transfer (by means of foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding for the enforcement of the Deed of Trust) to Purchaser; provided, however, that such rights shall remain in full force and effect as to any subsequent sale by Purchaser.

Notwithstanding the foregoing, Purchaser agrees that so long as Flex Products, Inc. remains as Tenant in possession, has not modified or amended the lease in any material way without Lender's prior consent, and is not in default on the date Purchaser takes possession of the property as a result of foreclosure, trustee's sale, deed in lieu of foreclosure or other proceeding, Purchaser will allow the Lease and the rights of the Tenant thereunder to continue in full force and effect.

     4. Limitation on Purchaser Obligations. Notwithstanding anything to the contrary contained in Section 3 hereof, a Purchaser shall not be:

                    4.1  liable for any damages or other relief
               attributable to any act or omission of any prior lessor under the Lease (including, without limitation, Borrower);

                    4.2 subject to any offsets or defenses that Tenant may have against a prior lessor under the lease (including, without limitation, Borrower);

                    4.3  liable for any damages or other relief
               attributable to any latent or patent defects in construction with respect to the Property;

                    4.4 liable for the return of any security deposit under the Lease unless such security deposit shall have been actually deposited with Purchaser;

                    4.5 bound by any rent or additional rent that Tenant might have paid in advance to any prior lessor under the Lease (including, without limitation, Borrower), for any period beyond the month in which Purchaser succeeds to the interest of Borrower under the Lease;

                    4.6 bound by any waiver or forbearance by any prior lessor under the Lease (including, without limitation, Borrower) or bound by any agreement or modification of the Lease made without the prior written consent of Lender; or

                    4.7 bound by any covenant made by any prior lessor under the Lease (including, without limitation, Borrower) to complete any construction on the Property covered by the lease or to pay any sums to Tenant in connection therewith, unless Purchaser shall have expressly consented thereto in writing.

     5. Further Actions. Tenant covenants and agrees from time to time to do all acts and execute such instruments as it shall be reasonably requested by Lender to do or execute for the purposes of carrying out and effectuating this Agreement and the intent hereof, and evidencing this Agreement, whether by filing with any public office, or agency or otherwise.

     6. Covenants of Tenant. Tenant agrees that during the term of the Lease, Tenant will not:

                    6.1 pay any rent or additional rent more than one (l) month in advance to any lessor (including, but not limited to, Borrower); or

                    6.2 cancel, surrender, amend or modify the Lease without Lender's prior written consent nor terminate the Lease because of a default thereunder by Borrower unless Tenant shall have first given Lender written notice thereof and a reasonable opportunity to cure such default.

     In the event the Lease is rejected or deemed rejected in any bankruptcy proceeding with respect to landlord, Tenant shall not exercise any right it may have to treat the Lease as terminated under 11 U.S.C.
Section 365(h), as amended.

     7. Merger. Borrower, Tenant and Lender agree that unless Lender shall otherwise consent in writing, the fee title to the Property and the leasehold estate created by the Lease shall not merge but shall remain separate and distinct, notwithstanding the union of said estates either in Borrower or Tenant or any third-party by purchase, assignment or otherwise.

     8. Limitation on Liability. Notwithstanding anything to the contrary contained herein or in the Lease, in the event that any Lender shall acquire title to the Property, such Lender shall have no obligation, nor incur any liability, beyond the then interest if any, of such Lender in the Property, and Tenant shall look exclusively to such interest of such Lender if any, in the Property for the payment and discharge of any obligations imposed upon such Lender hereunder or under the Lease, and such Lender is hereby released and relieved of any other liability hereunder and under the Lease. As regards such Lender, Tenant shall look solely to the estate or interest owned by such Lender in the Property and Tenant will not collect or attempt to collect any such obligation or liabilities or any judgment therefor, out of any other assets of Lender. By executing this Agreement, Borrower specifically acknowledges and agrees that nothing contained in this paragraph shall impair, limit, offset, lessen, abrogate or otherwise modify the obligations of Borrower to Tenant under the Lease.

     9. Modification of Agreement. This agreement may not be modified orally or in any other manner except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     10. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

     11. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

     12. Certification Relating to Lease. Tenant and Borrower hereby certify that, as of the date hereof, there are no defaults (or events that with the giving of notice and/or the passage of time could become a default) on the part of the other party under the Lease, that the Lease is a complete statement of the agreement of the parties under the Lease with respect to the leasing of the Premises, that the Lease is in full force and effect, and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied. Tenant and Borrower further certify:

          12.1 All conditions under the Lease have been satisfied, the twenty (20) year term of the Lease commenced on _____________, 1996, expires on _____________, 2016, and Tenant is now in possession of the Premises (________ square feet) in accordance with the terms of the Lease.

          12.2 The Lease provides for the following:

                         Tenant has the right to extend the term of the
               Lease for two (2) additional periods of five (5) years each in accordance with the terms as set forth in Section 2.03 of the Lease.

                         Tenant has the right of first offer to purchase
               the Premises in accordance with the terms as set forth in
               Section 2.04 of the Lease.

          12.3 Tenant has neither assigned, transferred, nor encumbered the Lease, or any interest therein, nor sublet the Premises, or any portion thereof.

          12.4 All required common areas have been completed and all required parking spaces have been furnished.

          12.5 The total annual minimum rent under the Lease is $______________, no rent or other sum payable by Tenant under the Lease has been prepaid, and Tenant shall not prepay any such rent or other sum more than one (1) month in advance, except with your prior written consent.

     13. Integration. This Agreement shall be the whole and only agreement with regard to the subjection and subordination of the Lease and the leasehold estate created thereby, together with all rights and privileges of Tenant thereunder, to the lien or charge of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Lease and the Deed of Trust any prior agreements as to such subjection or subordination, including, but not limited to, those provisions contained in the Lease that provide for the subjection or subordination of the Lease and the leasehold estate created thereby to a deed or deeds of trust or to a mortgage or mortgages.

     14. Notices. All notices and demands that may or are required to be given by any party to any other party hereunder shall be given in writing and shall be deemed to have been fully given on the date telecopied or personally delivered or within three (3) business days after being deposited in the United States mail, first class, certified or registered, postage prepaid, and addressed to such party at the address set forth below beside its signature. The parties may change their addresses by giving notice to the other parties in the same manner as above provided. Tenant agrees that it shall send a copy of any notice of default or similar statement under the Lease to Lender at the same time such notice or statement is sent to the lessor under the Lease.

     15. Captions. The captions and headings of the paragraphs of this Agreement are for convenience only and are not to be used in construing this Agreement.

     16. Counterparts. This Agreement may be executed in counterparts, and all counterparts together shall be construed as one document.

     In WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Address:                      TENANT:

2793 Northpoint Parkway            FLEX PRODUCTS, INC.,
Santa Rosa, CA  95407-7350         A DELAWARE CORPORATION

                              By:  ___________________________
                                   Name:
                                   Title:

                              By:  ___________________________
                                   Name:
                                   Title:


Address:                      LENDER:

4321 North Ballard Road            AID ASSOCIATION FOR LUTHERANS,
Appleton, Wisconsin  54919              A WISCONSIN CORPORATION
Attn:  Investment Department
Loan No. 75650                By:  _________________________
                                   Wayne C. Streck
                                   Vice President -
                                   Mortgages and Real Estate

                              By:  _________________________
                                   Kenneth E. Podell
                                   Assistant Secretary




Address:                      BORROWER:

2789 Northpoint Parkway            OPTICAL COATING LABORATORY, INC.,
Santa Rosa, CA  95407-7397         A DELAWARE CORPORATION

                              By:  __________________________
                                   Name:
                                   Title:

                              By:  __________________________
                                   Name:
                                   Title:
STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF                     )

On _____________, 1996, before me, ____________________, personally appeared _______________________ and ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.


     (SEAL)
____________________________________
                                             Notary Public

My commission expires ____________.



STATE OF WISCONSIN            )
                              ) ss.
COUNTY OF OUTAGAMIE           )

On _____________, 1996, before me, ____________________, personally appeared Wayne C. Streck and Kenneth E. Podell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.


     (SEAL)
____________________________________
                                             Notary Public

My commission expires ____________.



STATE OF CALIFORNIA           )
                              ) ss.
COUNTY OF                     )

On _____________, 1996, before me, ____________________, personally appeared _______________________ and ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.


     (SEAL)
____________________________________
                                             Notary Public

My commission expires ____________.




                              Exhibit A

The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019









Optical Coating Laboratory, Inc.
2789 North Point Parkway
Santa Rosa, CA  95407-7397
Attn:  Jeff Ryan, Assistant Treasurer


                                   Subject:  Our Loan No. 75650

Dear Ladies & Gentlemen:

This letter shall constitute our written waiver, only on the terms and conditions herein set forth, regarding your obligation to make monthly deposits for real property taxes and insurance premiums. So long as (a) you maintain a Type H tax service contract for our benefit that will notify us during the duration of the loan of any nonpayment of real property taxes with respect to the property securing the above referenced loan within sixty (60) days of such taxes being delinquent; (b) you pay all real property taxes and assessments on the property prior to delinquency and all premiums on insurance policies required to be maintained with respect to the property on or before the due date; (c) there is no default; and (d) there does not occur and is continuing any event that, in our sole discretion, adversely affects (i) your ability to perform your obligations;
(ii) the priority or security of our first lien on the property; (iii) your business or financial condition; (iv) the business, financial condition, operations, or value of the property; ((a), (b), (c), and (d) collectively, the "Conditions"), the requirements that you pay monthly deposits to be applied to the payment of real property taxes and insurance premiums in connection with the property, is hereby waived. If any of the Conditions are not met for so long as they remain unmet, this waiver will be of no force or effect, and the monies required to be paid to us monthly for real property taxes and insurance premiums will be without written notice, thereafter payable on a continuing basis.

Sincerely,

AID ASSOCIATION FOR LUTHERANS


By:  ____________________________  By:  ____________________________
     Wayne C. Streck                         Kenneth E. Podell
     Vice President -                        Assistant Secretary
     Mortgages and Real Estate

March 15, 1996


cc   Martell J. Glommen



Exhibit A

UCC-1 Financing Statement
Item No. 6 cont.

     All properties now owned and hereafter acquired by Debtor and used in the operation or maintenance of the buildings and real property commonly known as 1402 Mariner Way, Santa Rosa, Sonoma County, State of California and more particularly described on Exhibit B attached hereto and hereby incorporated herein by this reference (the "Property"); including but not limited to:

          A. All proceeds, causes of action and claims, both in law and in equity, arising on account of any damage to or taking of the Property, including but not limited to insurance proceeds and condemnation proceeds, and all claims arising on account of any damage to or taking of the Property, and all proceeds, causes of action and claims for any loss or diminution in value of the Property;

          B. All "Equipment," "Farm Products," "Inventory," "Documents," "Instruments," "Chattel Paper," "Accounts," and "General Intangibles" (as such terms are defined in the California Uniform Commercial Code) relating to, generated from, arising out of or incidental to the ownership, development, use or operation of the Property (whether or not subsequently removed from the Property), including, without limitation, all (i) machinery and tools; (ii) rugs, carpets and other floor coverings; (iii) draperies and drapery rods and brackets, awnings, window shades, venetian blinds and curtains; (iv) lamps, chandeliers and other lighting fixtures; (v) office maintenance and other supplies; (vi) apparatus, appliances, furniture and furnishings, building service equipment, and building materials, supplies and equipment; (vii) rights, royalties, rents, security deposits, advance rentals, revenues, profits and benefits; (viii) leases, lease guarantees, contracts, contract rights, licenses, permits and certificates; (ix) deposits, funds, money and deposit accounts;
     (x) tenements, hereditaments and appurtenances; (xi) approvals and parcel maps (whether tentative or final), building permits and certificates of occupancy; (xii) names under or by which the Property may at any time be operated or known and rights to carry on business under any such names or any variant thereof; (xiii) trademarks and good will; (xiv) management agreements, service contracts, supply contracts or other contracts or agreements; (xv) warranties;
     (xvi) water stock; (xvii) shares of stock or other evidence of ownership of any part of the Property that is owned by Debtor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for managing, maintaining or operating any part of the Property;
     (xviii) plans and specifications prepared for construction of improvements on the Property, or any part thereof, and studies, data and drawings related thereto, including, without limitation, studies, data or reports relating to toxic or hazardous wastes or materials located on the Property and contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data, reports and drawings or to the construction of improvements on the Property; (xix) sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into respecting the sale to any purchasers of any part of the Property, together with all deposits and other proceeds of the sale thereof; (xx) damages, royalties and revenue of every kind, nature and description whatsoever that Debtor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property; (xxi) deposits made with or other security given to utility companies by Debtor with respect to the Property and/or Improvements; (xxii) advance payments of insurance premiums made by Debtor with respect to, and all claims or demands with respect to, insurance; (xxiii) negotiable certificates of deposit of Debtor in Secured Party's possession and all accounts of Debtor maintained with Beneficiary and each deposit account of Trustor assigned to Secured Party pursuant to any agreement; (xxiv) insurance proceeds;
     (xxv) condemnation awards; (xxvi) causes of action, claims, compensation, awards and recoveries for any damage or injury to the Property or for any loss or diminution in value of the Property; (xxvii) books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof; (xxviii) guaranties of and security for any of the foregoing; (xxix) all substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and

          C. All "Proceeds" (as such term is defined in the California Uniform Commercial Code), collections, insurance proceeds and products of any of the property listed in the preceding paragraph, including without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise) and all documents, instruments, general intangibles, goods, equipment, inventory, chattel paper, monies, accounts, deposit accounts and other personal property that may arise from the sale or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records, including, without limitation, all computer records, computer tapes and electronic and electromagnetic representations and reproductions thereof, relating to any of the foregoing.
Exhibit B


The land referred to herein is situated in the State of California, County of Sonoma, CITY OF SANTA ROSA, described as follows:

PARCEL ONE:

LOTS 18, AND 19, AS SHOWN AND DESIGNATED UPON THE MAP OF NORTHPOINT BUSINESS PARK, FILED FOR RECORD FEBRUARY 23, 1984, IN THE OFFICE OF THE COUNTY RECORDER IN BOOK 354 OF MAPS, AT PAGE 32 THROUGH 36, SONOMA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR PRIVATE STORM DRAIN LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AND LOT 21 AS SAID LOTS ARE SHOWN ON THE MAP ENTITLED "NORTHPOINT BUSINESS PARK", ON FILE IN BOOK 354 OF MAPS, PAGES 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING A 10.00 FOOT WIDE STRIP OF LAND THE WESTERLY LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT AN 1/2 INCH IRON PIPE MARKING THE SOUTHERLY CORNER COMMON TO LOTS 18 AND 21 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE WESTERLY LINE OF LOTS 20 AND 21 NORTH 050 36' 02" WEST
391.73 FEET TO THE TERMINUS OF SAID LINE.

PARCEL THREE:

AN EASEMENT FOR INGRESS AND EGRESS LYING WITHIN THE CITY OF SANTA ROSA, COUNTY OF SONOMA, STATE OF CALIFORNIA AND BEING A PORTION OF LOT 20 AS SAID LOT IS SHOWN ON THAT MAP ENTITLED "NORTHPOINT BUSINESS PARK" ON FILE IN BOOK 354 OF MAPS, PAGE 32 - 36, SONOMA COUNTY RECORDS, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY CORNER COMMON TO SAID LOT 20 AND LOT 19 AS SHOWN ON SAID MAP OF NORTHPOINT BUSINESS PARK AND RUNNING THENCE ALONG THE COMMON LINE THEREOF SOUTH 050 36' 02" EAST 202.00 FEET; THENCE LEAVING SAID COMMON LINE NORTH 840 23' 58" EAST 27.50 FEET; THENCE PARALLEL WITH AND 27.50 FEET EASTERLY OF SAID COMMON LINE NORTH 050 36' 02" WEST 158.94 FEET; THENCE ON A NON-TANGENT CURVE TO THE RIGHT FROM A TANGENT WHICH BEARS SOUTH 530 20' 25" WEST, WITH A RADIUS OF 6.60 FEET, THROUGH A CENTRAL ANGLE OF 1210 03' 33", FOR A LENGTH OF 13.93 FEET; THENCE NORTH 050 36' 02" WEST 37.41 FEET TO THE NORTHERLY LINE OF SAID LOT 20; THENCE ALONG SAID NORTH LINE SOUTH 840 23' 58" WEST 17.50 FEET TO THE TRUE POINT OF BEGINNING.

A.P. NOS. 035-530-018 & 019